                                             1933 Act Registration No. 333-31011

                                             1940 Act Registration No. 811-08289

  ----------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]
                       Pre-Effective Amendment No.                       [_]
                                                     ---------
                       Post-Effective Amendment No.   11                 [X]
                                                     ---------
                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]
                              Amendment No.    13                        [X]
                                            --------

                        THRIVENT VARIABLE LIFE ACCOUNT I
                           (Exact Name of Registrant)

                        THRIVENT FINANCIAL FOR LUTHERANS
                               (Name of Depositor)

              625 Fourth Avenue South, Minneapolis, Minnesota 55415 (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including Area Code: (612) 340-8214

                      NAME AND ADDRESS OF AGENT FOR SERVICE

                                 Brett L. Agnew, Esq.
               Senior Counsel of Thrivent Financial for Lutherans

                             625 Fourth Avenue South
                          Minneapolis, Minnesota 55415

                    (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
   As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):
[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2004 pursuant to paragraph (b) of Rule 485

[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                       THRIVENT VARIABLE LIFE ACCOUNT I
                                  PROSPECTUS
                                      FOR
          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT
                  ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

                Operations Center:          Corporate Office:
              4321 North Ballard Road    625 Fourth Avenue South
              Appleton, WI 54919-0001     Minneapolis, MN 55415
             Telephone: (800) 847-4836  Telephone: (800) 847-4836
             E-mail: mail@thrivent.com  E-mail: mail@thrivent.com

This Prospectus describes the flexible premium variable universal life insurance contract offered by Thrivent Financial for Lutherans to persons who are eligible for Thrivent Financial membership. The contract is a long-term investment designed to provide significant life insurance benefits. This Prospectus provides basic information that you should know before purchasing the contract. You should consider the contract in conjunction with other insurance you own. Replacing your existing life insurance policy with this contract may not be to your advantage. It also may not be to your advantage to finance the purchase or maintenance of this contract through a loan or through withdrawals from another insurance policy.


We allocate premiums based on your designation to one or more subaccounts of Thrivent Variable Life Account I (the "Variable Account") or the fixed account. The assets of each subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (the "Fund"), which is an open-end management investment company (commonly known as a "mutual fund"). We provide the overall investment management for each Portfolio of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios of the Fund:





                Thrivent Technology Portfolio                            Thrivent Large Cap Growth Portfolio
         Thrivent Partner Small Cap Growth Portfolio                   Thrivent Large Cap Growth Portfolio II
           (subadvised by Franklin Advisors, Inc.)                     Thrivent Partner Growth Stock Portfolio
         Thrivent Partner Small Cap Value Portfolio                (subadvised by T. Rowe Price Associates, Inc.)
       (subadvised by T. Rowe Price Associates, Inc.)                    Thrivent Large Cap Value Portfolio
             Thrivent Small Cap Stock Portfolio                          Thrivent Large Cap Stock Portfolio
             Thrivent Small Cap Index Portfolio                          Thrivent Large Cap Index Portfolio
              Thrivent Mid Cap Growth Portfolio                       Thrivent Real Estate Securities Portfolio
            Thrivent Mid Cap Growth Portfolio II                             Thrivent Balanced Portfolio
              Thrivent Mid Cap Stock Portfolio                              Thrivent High Yield Portfolio
              Thrivent Mid Cap Index Portfolio                          Thrivent Partner High Yield Portfolio
       Thrivent Partner International Stock Portfolio         (subadvised by Pacific Investment Management Company LLC)
(subadvised by T. Rowe Price International, Inc. and Mercator                 Thrivent Income Portfolio
                    Asset Management LP)                                    Thrivent Bond Index Portfolio
             Thrivent Partner All Cap Portfolio                       Thrivent Limited Maturity Bond Portfolio
  (subadvised by Fidelity Management and Research Company)             Thrivent Mortgage Securities Portfolio
                                                                           Thrivent Money Market Portfolio




An investment in the contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the contract involves investment risk including the possible loss of principal, tax risks, and contract lapse.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


This Prospectus sets forth concisely the information about the contract that a prospective investor ought to know before investing, and should be read and kept for future reference. We have not authorized anyone to provide you with information that is different. The Prospectus is valid only when accompanied or preceded by the current prospectus of Thrivent Series Fund, Inc.



                  The date of this Prospectus is May 1, 2004.

NOTICE REGARDING THRIVENT PARTNER SMALL CAP GROWTH PORTFOLIO



Franklin Advisers, Inc. ("FAI") has given notice that it will terminate its Investment Subadvisory Agreement to serve as investment subadviser to the Thrivent Partner Small Cap Growth Portfolio, effective May 31, 2004. The Board of Directors of Thrivent Series Fund, Inc. (the "Fund") has directed the Fund's investment adviser, Thrivent Financial for Lutherans ("Thrivent Financial"), to conduct a search for a new small cap growth investment subadviser to replace FAI. Thrivent Financial anticipates recommending a new investment subadviser to the Board of Directors at the Board's next regularly scheduled meeting on May 18, 2004. If the Board of Directors approves the recommendation, the new investment subadviser will begin serving as investment subadviser to the Portfolio on or before May 31, 2004. In the event a new investment subadviser is not in place by May 31, 2004, the Fund will either seek FAI's agreement to continue managing the Portfolio until a new investment subadviser is in place, or Thrivent Financial will assume direct investment management responsibilities for the Portfolio until a new subadviser assumes management of the Portfolio. Prior to May 31, 2004, the Fund will send notification to shareholders of the Portfolio advising them of who has been selected as new investment subadviser, when the change will take place, and if the change is expected to occur after May 31, 2004 who will be providing direct investment management to the Portfolio until the new subadviser assumes that responsibility.



The Thrivent Partner Small Cap Growth Portfolio operates under a
"manager-of-managers" structure. Under this structure, Thrivent Financial has the authority, with approval of the Board of Directors, to hire, fire and change subadvisers and amend subadvisory agreements without shareholder approval. The hiring of a new investment subadviser to replace FAI will be done under this authority.


               .................................................................

TABLE OF CONTENTS



         Contract Benefits/Risks Summary                                4

         Fee Tables                                                     8

         The Contract                                                  13

         Premiums                                                      15

         Contract Values                                               17

         Death Benefits                                                19

         Partial Withdrawals and Surrenders                            23

         Transfers                                                     25

         Written and Telephone Requests                                26

         Loans                                                         27

         Contract Lapse and Reinstatement                              27

         Thrivent Financial for Lutherans and the Variable Account     28

         Investment Options                                            29

         Charges and Deductions                                        33

         Federal Tax Matters                                           37

         Supplemental Benefits and Riders                              40

         Distribution                                                  41

         Hypothetical Illustrations                                    41

         Legal Proceedings                                             49

         Financial Statements                                          49

         Glossary                                                      50

         Statement of Additional Information
           Table of Contents                                           52


               .................................................................

CONTRACT BENEFITS/RISKS SUMMARY

               .................................................................


This summary describes the contract's important benefits and risks. The sections in the Prospectus following this summary discuss the contract's benefits and other provisions in more detail. For your convenience, we have provided a Glossary at the end of this Prospectus that defines certain words and phrases used in this Prospectus.

Contract Benefits

The contract is a flexible premium variable universal life insurance contract. The variable universal life contract is built around its cash value. Cash value changes every business day based upon the investment experience of the Portfolios underlying the subaccounts or the amount of interest credited to the fixed account. Premiums increase cash value. Charges and cash you withdraw from the contract decrease cash value. Your choice of the timing and amount of premiums you pay, investment options, and your use of partial withdrawal and loan privileges will influence the contract's performance. The choices you make will directly impact how long the contract remains in effect, its tax status and the amount of cash available for use.

Death Benefit
We pay a death benefit to the beneficiary upon receipt at our Operations Center of due proof of death of the insured. At the time of purchase, you must choose between two death benefit options: the Level Death Benefit Option and the Variable Death Benefit Option. We will reduce the amount of any death benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

Level Death Benefit Option. Under this option, the death benefit is the greater of the specified amount or the death benefit factor multiplied by cash value. The death benefit factor depends on the insured's age at the date of death. The death benefit for this option generally remains level.

Variable Death Benefit Option. Under this option, the death benefit is the greater of the specified amount plus cash value, or the death benefit factor (which depends on the insured's age at the date of death) multiplied by cash value. The death benefit will vary over time.

Death Benefit Guarantee
A death benefit guarantee is available until the insured reaches age 65 or 10 years from the contract issue date, whichever is later, provided that you make timely payment of the required minimum premium amounts. The death benefit guarantee ensures that your contract will remain in effect, even if the cash value is insufficient to pay the current monthly deductions.

Access to Cash Value
Transfers. You may transfer cash value among the subaccounts and the fixed account. You will not be charged for the first 12 transfers in a contract year. We will charge $25 for each additional transfer during a contract year. The amount transferred to any subaccount or to the fixed account must be at least $50.

Loans. You may borrow up to 92% (in most states) of the surrender value of your contract. The surrender value is the cash value of your contract less any surrender charges and outstanding loan balances as of the date of the loan. We charge you a maximum annual interest rate of 8% until the 15/th/ contract anniversary; thereafter, the rate will drop to 7.25%. In addition, we may credit a lower annual interest rate to the portion of the fixed account cash value that equals the amount of the total outstanding loan. This rate will never be less than 4% annually. Loans may have tax consequences.

Partial Withdrawals. You may make a written request to withdraw part of your cash value. We deduct a $25 charge from the cash value for each partial withdrawal after the first one in any contract year. Partial withdrawals may have tax consequences.

               .................................................................

CONTRACT BENEFITS/RISKS SUMMARY

               .................................................................


Surrenders. At any time while the contract is in force and the insured is living, you may make a written request to surrender this contract. A surrender may have tax consequences.

Premiums
Flexibility of Premiums. After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You can choose to receive billing statements quarterly, semi-annually or annually. You also may choose to make pre-authorized automatic monthly premiums using our member convenience account. You may make changes in the frequency and payment amounts at any time with adequate notice to our Operations Center.

Free Look Provision. You have the right to examine and cancel your contract by returning it to our Operations Center or to your Thrivent Financial associate no later than 10 days after you receive it. (Some states allow a longer period of time during which a contract may be returned.) The right to examine period begins when you receive your contract. If you cancel and return your contract during this period, we generally will mail a refund to you within seven days after we receive your request to cancel your contract. Depending on state law, this refund will equal: (i) the difference between payments made and amounts allocated to the Variable Account; plus (ii) the value of the amount allocated to the Variable Account as of the date the returned contract is received by us; plus (iii) any fees imposed on the amounts allocated to the Variable Account.
If your state requires a full refund of premiums paid, we will allocate your premiums to the Money Market Subaccount for the free look period plus five days.

The Contract
Ownership Rights. While the insured is living and the contract is in force, you, as the owner of the contract, may exercise all of the rights and options described in the contract, subject to the terms of any assignment of the contract. These rights include selecting and changing the beneficiary, naming a successor owner, changing the specified amount of the contract, and assigning the contract.

Investment Options. The Variable Account is an investment account separate from the fixed account. You may direct the money in your contract to any of the following subaccounts of the Variable Account:


Thrivent Technology Subaccount


Thrivent Partner Small Cap Growth Subaccount


Thrivent Partner Small Cap Value Subaccount


Thrivent Small Cap Stock Subaccount


Thrivent Small Cap Index Subaccount


Thrivent Mid Cap Growth Subaccount


Thrivent Mid Cap Growth II Subaccount


Thrivent Mid Cap Stock Subaccount


Thrivent Mid Cap Index Subaccount


Thrivent Partner International Stock Subaccount


Thrivent Partner All Cap Subaccount


Thrivent Large Cap Growth Subaccount


Thrivent Large Cap Growth II Subaccount


Thrivent Partner Growth Stock Subaccount


Thrivent Large Cap Value Subaccount


Thrivent Large Cap Stock Subaccount


Thrivent Large Cap Index Subaccount


Thrivent Real Estate Securities Subaccount


Thrivent Balanced Subaccount


Thrivent High Yield Subaccount


Thrivent Partner High Yield Subaccount


Thrivent Income Subaccount


Thrivent Bond Index Subaccount


Thrivent Limited Maturity Bond Subaccount


Thrivent Mortgage Securities Subaccount


Thrivent Money Market Subaccount




Each subaccount invests in one of the corresponding Portfolios listed on the first page of this Prospectus. Amounts in the Variable Account will vary according to the investment performance of the Portfolios in which the subaccounts invest. There is no guaranteed minimum subaccount cash value.

Fixed Account. You may place money in the fixed account where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so. We may credit a lower rate of interest to the portion of the fixed account securing a loan. The fixed account is part of our general account.

               .................................................................

CONTRACT BENEFITS/RISKS SUMMARY

               .................................................................


Cash Value. Cash value is the sum of your amounts in the subaccounts and the fixed account. Cash value varies from day to day, depending on the investment performance of the subaccounts you choose, interest we credit to the fixed account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans).

Settlement Options. There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the contract, other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Variable Account. The minimum amount we will apply to a settlement option is $1,000.

Maturity Benefit. Once the insured has attained age 100, the contract will provide a maturity benefit equal to the cash value minus any loans and unpaid loan interest.

Supplemental Benefits and Riders
We offer several optional insurance benefits and riders that provide supplemental benefits under the contract. There is a charge associated with each of these insurance benefits and riders. Your Thrivent Financial associate can help you determine whether any of these benefits and riders are suitable for you.

Contract Risks

Investment Risk

The contract is not suitable as a short-term savings vehicle. If you invest your cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value will decrease. You could lose everything you invest and your contract could lapse without value, unless you pay additional premium. If you allocate premiums to the fixed account, then we credit your cash value (in the fixed account) with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.


Risk of Lapse
If your monthly charges exceed your surrender value, your contract may enter a 61-day (in most states) grace period. We will notify you that your contract will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your contract generally will not lapse: (i) if you cover the monthly deduction amount by making timely payment of the minimum premium amount required to keep your death benefit guarantee in effect; or (ii) if you make a payment sufficient to cover the next two monthly deductions before the end of the grace period. Subject to certain conditions, you may reinstate a lapsed contract.

Tax Risks
We anticipate that the contract should be deemed a life insurance contract under federal tax law. However, there is limited guidance under the federal tax law and some uncertainty about the application of the federal tax law to the contract. Assuming that a contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of cash value until there is a distribution from the contract. Moreover, death benefits payable under the contract should be excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit.

Depending on the total amount of premiums you pay, the contract may be treated as a modified endowment contract ("MEC") under federal tax laws. If a contract is treated as a MEC, then surrenders, partial withdrawals, and loans under the contract will be taxable as ordinary income to the extent there are earnings in the contract. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the contract is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans generally will not be treated as

               .................................................................

CONTRACT BENEFITS/RISKS SUMMARY

               .................................................................

distributions. Finally, neither distributions nor loans from a contract that is not a MEC are subject to the 10% penalty tax.

You should consult a qualified tax adviser for assistance in all contract-related tax matters.

Surrender and Partial Withdrawal Risks
A surrender charge applies during the first 10 contract years after the contract date and for 10 years after each increase in specified amount. It is possible that you will receive no surrender value if you surrender your contract in the first few contract years. You should purchase the contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the contract if you intend to surrender all or part of the cash value in the near future. We designed the contract to meet long-term financial goals. The contract is not suitable as a short-term investment.

Even if you do not ask to surrender your contract, surrender charges may play a role in determining whether your contract will lapse (terminate without value). This is because surrender charges affect the surrender value, a measure we use to determine whether your contract will enter a grace period (and possibly lapse). See Risk of Lapse, above.

A partial withdrawal will reduce cash value, death benefit and the amount of premiums considered paid to meet the death benefit guarantee premium requirement. If you select a level death benefit option, a partial withdrawal also will reduce the specified amount of the contract.

A surrender or partial withdrawal may have tax consequences.

Loan Risks
A contract loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and/or fixed account as collateral. This loan collateral does not participate in the investment performance of the subaccounts or receive any higher current interest rate credited to the fixed account.

We reduce the amount we pay on the insured's death by the amount of any indebtedness. Your contract may lapse (terminate without value) if your indebtedness reduces the surrender value to zero.

A loan will reduce your surrender value as well as your death benefit. If you surrender the contract or allow it to lapse while a contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Portfolio Risks


A comprehensive discussion of the risks of each Portfolio in which the subaccounts invest may be found in the Fund's prospectus. Please refer to the prospectus for the Fund for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective.


               .................................................................

FEE TABLES

               .................................................................


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. If the amount of a charge varies depending on the owner's or the insured's individual characteristics (such as age, gender or risk class), the tables below show the minimum and maximum charges we assess under the contract across the range of all possible individual characteristics, as well as the charges for a specified typical owner. These charges may not be representative of the charges you will actually pay under the contract.

The first table describes the fees and expenses that you will pay at the time you buy the contract, surrender the contract, or transfer cash value among the subaccounts and the fixed account.

                               Transaction Fees


                                                                            Amount Deducted
            Charge                          When Deducted                    (Annualized)
---------------------------------------------------------------------------------------------------

Premium Expense Charge            Upon receipt of each premium      3% of each premium payment
                                  paid
---------------------------------------------------------------------------------------------------

Premium Tax Charge                Not applicable/1/                 Not applicable
---------------------------------------------------------------------------------------------------

Surrender Charge/2/
  Under the base contract
  Minimum and Maximum             Upon surrender, lapse or decrease During the first contract year,
  Charge                          in the specified amount during    $1.16 to $34.79 per $1,000 of
                                  the first 10 contract years       specified amount

  Charge for a male insured,      Upon surrender, lapse or decrease $12.66 per $1,000 of specified
  issue age 40, in the standard   in the specified amount during    amount
  nonsmoker risk class with a     the first 10 contract years
  specified amount of $150,000,
  in the first contract year
---------------------------------------------------------------------------------------------------

/1/ We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them. /2/ The surrender charge remains level for the first three years of the contract (or during the first three years following an increase in specified amount), and then decreases each contract year to zero by the end of year ten (and to zero by the end of the tenth year following an increase in specified amount). Surrender charges depend on the insured's issue age, gender (in most states), specified amount, risk class and duration of the contract. The surrender charges shown in the table may not be typical of the charges you will pay. Your contract's declarations page will indicate the surrender charges applicable to your contract, and more detailed information concerning your surrender charges is available on request from our Operations Center at (800) 847-4836.

               .................................................................

FEE TABLES



               .................................................................



                            Transaction Fees, cont.


                                                                            Amount Deducted
            Charge                          When Deducted                    (Annualized)
---------------------------------------------------------------------------------------------------
  Following an increase in
  specified amount:
  Minimum and Maximum             Upon surrender, lapse or decrease During the first year following
  Charge                          in the specified amount during    the increase in specified
                                  the first 10 years following an   amount, $1.12 to $30.28 per
                                  increase in specified amount.     $1,000 of the increase in
                                                                    specified amount

  Charge for a male insured,      Upon surrender, lapse or decrease $12.70 per $1,000 of the
  issue age 40, in the standard   in the specified amount during    increase in specified amount
  nonsmoker risk class with a     the first 10 years following an
  specified amount increase of    increase in specified amount.
  $100,000, in the first year
  following an increase in
  specified amount
---------------------------------------------------------------------------------------------------



The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Portfolio company fees and expenses.

       Periodic Charges Other Than Portfolio Company Operating Expenses


                                                                      Amount Deducted
            Charge                       When Deducted                 (Annualized)
---------------------------------------------------------------------------------------------

Withdrawal Fees                   Upon partial withdrawal/3/   $25 per withdrawal
---------------------------------------------------------------------------------------------

Transfer Fees                     Upon transfer/4/             $25 per transfer
---------------------------------------------------------------------------------------------

Contract Change Fees              Upon each change made to the $25 per change
                                  contract.
---------------------------------------------------------------------------------------------

Cost of Insurance:/5/
  Minimum and                     On Issue Date and monthly    $0.67 to $996.73 per $1,000 of
  Maximum Charge                  thereafter.                  amount at risk/6/ per month

  Charge for a male insured,      On Issue Date and monthly    $2.37 per $1,000 of amount at
  issue age 40, in the standard   thereafter.                  risk
  nonsmoker risk class with a
  specified amount of $150,000
  in the first contract year
---------------------------------------------------------------------------------------------

/3/ We do not assess a withdrawal charge for the first partial withdrawal taken each contract year.
/4/ We do not assess a transfer charge for the first twelve transfers made each contract year.
/5/ Cost of insurance charges depend on the insured's issue age, gender (in most states), amount at risk, specified amount, risk class and duration of the contract. The cost of insurance charges shown in the table are extremes and may not be representative of the charges you will pay. A contract that was issued with a substandard rating classification will be charged a multiple of the cost of insurance charge based on the classification in the contract. Your contract's declarations page will indicate the cost of insurance charges applicable to your contract, and more detailed information concerning your cost of insurance charges is available on request from our Operations Center at
(800) 847-4836. Before you purchase a contract, we will provide you personalized illustrations of your future benefits under the contract, based upon the insured's age, gender, risk class, death benefit option chosen, specified amount and riders requested.
/6/ The amount at risk is equal to the death benefit on the date the charge is deducted minus the cash value on the date the charge is deducted.

               .................................................................

FEE TABLES

               .................................................................


    Periodic Charges Other Than Portfolio Company Operating Expenses, cont.


                                                                          Amount Deducted
            Charge                         When Deducted                   (Annualized)
--------------------------------------------------------------------------------------------------

Maximum Mortality and             On Issue Date and monthly       During the first 15 contract
Expense Risk Fees                 thereafter.                     years, 0.90% of the total
                                                                  subaccount cash value

                                                                  After the 15/th/ contract year,
                                                                  0.40% of the total subaccount
                                                                  cash value
--------------------------------------------------------------------------------------------------

Administrative Charges            On Issue Date and monthly       $48 annual rate
                                  thereafter.
--------------------------------------------------------------------------------------------------

Issue Expense Charge/7/
  Under the base contract:
  Minimum and Maximum             On Issue Date and monthly       $0.01 to $6.93 per $1,000 of
  Charge                          thereafter for 36 months.       specified amount
  Charge for a male insured,      On Issue Date and monthly       $1.32 per $1,000 of specified
  issue age 40, in the standard   thereafter for 36 months.       amount
  nonsmoker risk class with a
  specified amount of $150,000,
  in the first contract year
  Following an increase in
  specified amount:
  Minimum and Maximum             On the date of an increase in   $0.01 to $6.72 per $1,000 of the
  Charge                          specified amount and monthly    increase in specified Amount.
                                  thereafter for 36 months.

  Charge for a male insured,      On the date of an increase in   $1.80 per $1,000 of the increase
  issue age 40, in the standard   specified amount and monthly    in specified amount
  nonsmoker risk class with a     thereafter for 36 months.
  specified amount increase of
  $100,000, in the first year
  following an increase in
  specified amount
--------------------------------------------------------------------------------------------------

Loan Interest                     On the date a loan is taken and 8% until the 15/th/ contract
                                  monthly thereafter              anniversary, and 7.25%
                                                                  thereafter
--------------------------------------------------------------------------------------------------



/7/ The issue expense charge depends on the insured's issue age, gender (in most states), specified amount, and risk class. The issue expense charge shown in the table may not be representative of the charge you will pay. Your contract's declarations page will indicate the issue expense charge applicable to your contract, and more detailed information concerning your issue expense charge is available on request from our Operations Center at (800) 847-4836.

               .................................................................

FEE TABLES

               .................................................................


    Periodic Charges Other Than Portfolio Company Operating Expenses, cont.

                                                                      Amount Deducted
            Charge                       When Deducted                 (Annualized)
--------------------------------------------------------------------------------------------

Additional Benefit or Rider
Charge/8/
  Accidental Death Rider
  Minimum and Maximum             On the rider issue date and  $0.43 to $1.44 per $1,000 of
  Charge                          monthly thereafter until the rider coverage amount
                                  insured's age 70

  Charge for an insured, issue    On the rider issue date and  $0.43 per $1,000 of rider
  age 30, in the standard         monthly thereafter until the coverage amount
  nonsmoker risk class with a     insured's age 70
  specified amount/rider
  coverage amount of $100,000
--------------------------------------------------------------------------------------------
  Disability Waiver Rider
  Minimum and Maximum             On the rider issue date and  $0.08 to $22.60 per $1,000 of
  Charge                          monthly thereafter until the rider coverage amount
                                  insured's age 65

  Charge for a male insured,      On the rider issue date and  $0.10 per $1,000 of rider
  issue age 30, in the standard   monthly thereafter until the coverage amount
  nonsmoker risk class, in the    insured's age 65
  first contract year following
  the rider issue date
--------------------------------------------------------------------------------------------
  Guaranteed Purchase
  Option Rider
  Minimum and Maximum             On the rider issue date and  $0.42 to $1.90 per $1,000 of
  Charge                          monthly thereafter until the rider coverage amount
                                  insured's age 40

  Charge for an insured, issue    On the rider issue date and  $0.88 per $1,000 of rider
  age 25                          monthly thereafter until the coverage amount
                                  insured's age 40
--------------------------------------------------------------------------------------------

/8/ Charges for the Accidental Death Rider, Disability Waiver Rider, Guaranteed Purchase Option Rider, and Applicant Waiver Rider may vary based on the insured's attained age or issue age, gender, risk class, specified amount, amount at risk, or rider coverage amount. Charges based on age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your contract's declarations page will indicate the rider charges applicable to your contract, and more detailed information concerning your rider charges is available on request from our Operations Center at (800) 847-4836. Before you purchase a contract, we will provide you personalized illustrations of your future benefits under the contract, based upon the insured's age, gender, risk class, death benefit option chosen, specified amount and riders requested.

               .................................................................

FEE TABLES

               .................................................................


    Periodic Charges Other Than Portfolio Company Operating Expenses, cont.

                                                                       Amount Deducted
             Charge                       When Deducted                 (Annualized)
---------------------------------------------------------------------------------------------
  Applicant Waiver Rider
  Minimum and Maximum              On the rider issue date and  $0.15 to $1.32 per $1,000 of
  Charge                           monthly thereafter until the amount at risk
                                   insured's age 21

  Charge for an insured, issue     On the rider issue date and  $0.17 per $1,000 of amount at
  age 0 and applicant age 30, in   monthly thereafter until the risk
  the standard risk class.         insured's age 21
---------------------------------------------------------------------------------------------

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the contract. More detail concerning the fees and expenses of each Portfolio is contained in the Fund prospectus.


                                                                                 Minimum Maximum
------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses/9/
(expenses that are deducted from Portfolio assets, including management fees and
other expenses)                                                                   0.39%   1.72%
------------------------------------------------------------------------------------------------


/9/ Certain expenses were voluntarily reimbursed or waived during 2003. After taking these voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.37% to 1.03%. The reimbursements and waivers may be discontinued at any time.


               .................................................................

THE CONTRACT

               .................................................................


Adult and Juvenile Contracts

We issue adult contracts to applicants who are age 16 or older who become benefit members of Thrivent Financial. We issue juvenile contracts when the proposed insured is younger than age 16, but is otherwise eligible for benefit membership.

In the case of the adult contract, the proposed insured must be 16 years of age or older. Typically, the applicant of the contract is the owner and insured of the contract. While the insured is alive, the owner of the contract may exercise every right and enjoy every benefit provided in the contract. The person who applies for the contract becomes a benefit member of Thrivent Financial upon our approval of the membership application.

For the juvenile contract, a juvenile is named as the insured and owner of the contract. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must apply on behalf of the juvenile and retain control over the contract. The adult applicant controller exercises certain rights of ownership on behalf of the juvenile insured. These rights are described in the contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the contract.

Transfer of control to the juvenile insured will take place at the first contract anniversary date following the earlier of:

..  the insured's 21/st/ birthday;

.. the insured's 16/th/ birthday after the adult controller transfers control to the insured in writing; or

..  the death of the adult controller after the insured's 16/th/ birthday.

If the person who has control of the contract dies before the insured gains control, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the insured, we may transfer control of the contract to some other eligible person according to our bylaws.

The juvenile insured will become a benefit member of Thrivent Financial on the first contract anniversary date on or following the juvenile's 16/th/ birthday.

Applying for a Contract


We sell the contract through our Thrivent Financial associates who also are registered representatives of Thrivent Investment Management Inc. To apply for a contract, please contact your Thrivent Financial associate. You can locate your Thrivent Financial associate by calling (800) 847-4836 or visiting our Web page at www.thrivent.com.


Purchasing a Contract

To purchase a contract, you must submit a completed application and an initial premium to us at our Operations Center through any Thrivent Financial associate. We will not begin processing your request to purchase a contract until we receive the application and initial premium from your Thrivent Financial associate.

In general, we may issue contracts on insureds under age 81 (75 in New York) to persons who are eligible for membership in Thrivent Financial. Membership is open to Lutherans and their families and to non-Lutherans who are employed by or are associated with Lutheran organizations. The minimum specified amount will vary depending upon your age. For ages 20 and under, the minimum issue amount is $25,000. For ages 21 to 50, the minimum amount is $100,000. For ages 51 to 80 (75 in New York), the minimum amount is $50,000. We require proof of insurability, which may include a medical examination. We offer non-smokers the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.

               .................................................................

THE CONTRACT

               .................................................................


Replacement of Existing Insurance
It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts to purchase this contract. You should compare your existing insurance and this contract carefully. You should replace your existing insurance only when you determine that this contract is better for you. You may have to pay a surrender charge on your existing insurance, and this contract imposes a new surrender charge period. You should speak with your financial professional or tax advisor to be sure the exchange of an existing insurance policy for this contract will be a tax-free exchange. If you surrender your existing insurance policy for cash and then purchase this contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue this contract until we have received an initial premium from the issuer of your existing insurance policy, the issuance of this contract may be delayed.

When Insurance Coverage Takes Effect

We will issue a contract only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. Full insurance coverage under the contract will take effect only if we have received your minimum initial premium. We begin to deduct monthly charges from your cash value on the issue date.

Free Look Provision

Your contract provides for an initial "free look" period. You, as the owner, have the right to return your contract within 10 days after you receive it. (Some states allow a longer period of time during which a contract may be returned.) To return your contract you may either:

1) deliver or mail your contract along with a written request to cancel to your Thrivent Financial associate, or

2) deliver or mail your contract along with a written request to cancel to the Operations Center.

Generally within seven days after we receive your request for cancellation, we will cancel the contract and send you a refund.

We will refund to you an amount equal to the contract's accumulated value as of the date of the returned contract or notification of cancellation is received by Thrivent Financial. This amount may be different than the premium you paid depending upon the investment experience of the subaccount(s) you selected.

If your state requires a full refund of all premiums, we will allocate your premium to the Money Market Subaccount for the free look period plus five days. We may postpone payment of the refund under certain conditions.

Ownership Rights

The contract belongs to the owner named in the application. While the insured is living, the owner may exercise all of the rights and options described in the contract. The owner is the insured unless the application specifies another person as the insured, or the owner is changed thereafter. If the owner is not the insured and dies after the insured, ownership of the contract will pass to the owner's estate, unless a successor owner has been designated. To the extent permitted by law, contract benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

Modifying the Contract

No representative of Thrivent Financial except the president or the secretary may change any part of the contract on behalf of Thrivent Financial.

               .................................................................

THE CONTRACT

               .................................................................


Death, Maturity and Surrender

Your contract will terminate if the insured dies or if you surrender the contract. If the contract is in effect at age 100, it will mature (end) and the cash value less any outstanding loan will be paid to you.

State Variations
Any state variations in the contracts are covered in a special policy form for use in that state. This Prospectus provides a general description of the contracts. Your actual contract and any riders are the controlling documents. If you would like to review a copy of the contract and riders, contact our Operations Center. Contracts may not be available in all states.

PREMIUMS

               .................................................................


Initial Premium

You may allocate your premium to any subaccount of the Variable Account and/or the fixed account. If your application is in good order, we will allocate your initial premium to your chosen subaccount(s) and/or fixed account (or in certain states, to the Thrivent Money Market Subaccount, as discussed below) once the application and premium are received at our Operations Center. If we determine that the application and corresponding materials are not in good order, we will contact you. When we contact you, we will inform you of any information or further materials that we require to issue the contract. When we make such requests, we will request you to provide us with any such information or materials within a certain period. If we do not receive the necessary information or materials within that period, we will retire your application and return it to you along with your premium payment.


We will issue your contract if you meet all underwriting and other requirements. We issue contracts only on a valuation date between the 1st and the 28/th/ of any month. New contracts that are ready for issuance on the 29/th/ through the 31/st/ of any month will be issued on the first valuation date in the following month.

The initial premium must be an amount sufficient to pay the first monthly deduction and surrender charge. For the initial premium, we will deduct a 3% premium expense charge for sales expenses from the premium.
We call the remainder of the premium the "Net Premium." Net premiums are the amounts allocated among the various subaccounts. Each subsequent premium is subject to this premium charge.

Your allocation must be in whole percentages and total 100% of the premium. We will allocate your premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in good order. You may allocate premiums to no more than 15 different subaccounts. You may change your allocation percentages at any time.


During the "free look" period, we may defer the allocation of your initial net premium and allocate the premiums to the Thrivent Money Market Subaccount. Certain states require that if you exercise your free look privilege, we must return the greater of the premium you paid or the accumulated value. To ensure that neither you nor we incur a potential loss in the event of an adverse market, we temporarily allocate net premiums to the Thrivent Money Market Subaccount. In these states, we reserve the right to allocate net premiums to the Thrivent Money Market Subaccount until the expiration of the free look period plus an additional 5-day period. After this period, we will allocate your cash value to the subaccounts and the fixed account based on your net premium allocation percentages. See Free Look Provision in The Contract section of this Prospectus.


               .................................................................

PREMIUMS

               .................................................................


Flexible Premiums
This contract is a flexible premium contract. After a minimum initial premium, premiums may be paid at any time and in any amount, subject to some restrictions. There are no scheduled premium due dates. However, we have the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you choose to pay on a regular basis. We will send you billing statements for an amount you select. You can choose quarterly, semi-annual or annual statements. You may also choose to make pre-authorized automatic monthly premiums using our member convenience account. You may make changes in frequency and payment amounts at anytime with adequate notice.

We recommend that you pay at least the death benefit guarantee premium to protect your contract from lapsing. Paying this minimum premium amount ensures that your contract will have enough cash value to pay the monthly deductions during any period of adverse investment returns. See Death Benefit Guarantee. Often when a member decides to purchase a new contract they will pay a large initial premium to fund the contract. However, in certain circumstances, a too-large premium payment may cause the contract to be characterized as a Modified Endowment Contract. See Modified Endowment Contract. You should discuss the amount and frequency of your premiums with your Thrivent Financial associate.

Net Premiums & Premium Allocation

We deduct from each premium a 3% premium expense charge for sales expenses. The remainder of the premium is the "net premium." Net premiums are the amounts we use to direct to the various subaccounts and/or fixed account according to your allocation instructions.

We allocate net premiums according to the premium allocation percentages you chose at the time of application unless you instruct us otherwise. Your allocation must be in whole percentages and total 100% of the premium. You may not allocate less than $50 to any subaccount or the fixed account. We will allocate your premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in good order.

If we receive your premium before the close of regular trading on the New York Stock Exchange ("NYSE") (usually 3:00 p.m. Central Time) on a valuation date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-valuation date or after the NYSE closes, the allocation occurs as of the end of the next valuation date. See Glossary for definition of "valuation date."

The NYSE is closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. We will not purchase or redeem any accumulation units on any days that Thrivent Financial is not open for business.

Limits

We reserve the right to:

..  limit any increase in planned periodic premiums;

.. limit the number and amount of payments in addition to planned periodic payments; and

.. refuse any premium that adversely affects life insurance qualification under the Internal Revenue Code.

The Internal Revenue Code excludes from gross income, life insurance death benefits and increases in cash value prior to receipt by the owner. To qualify for this exclusion, federal tax law limits the premiums you may pay and requires that the cash value be limited to a

               .................................................................

PREMIUMS

               .................................................................

certain percentage of the death benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded.

In the event of a reduction in the specified amount, or other changes to the contract which cause the premiums paid or the cash value to exceed the applicable limit stated in the Internal Revenue Code regarding the definition of life insurance, we will refund any excess premiums or cash necessary to comply with the limit stated in the Internal Revenue Code.


Member Convenience Account



We offer a member convenience account that allows


you to pay premiums on a regularly scheduled basis by an automatic deduction from savings or checking accounts. Under this plan, we draw from your account on the date you select and we will allocate premiums to the subaccount(s) or fixed account according to your instructions. However, when the date selected falls on a date that is not a valuation date, such as a holiday or weekend, the premium will be allocated as of the closest preceding valuation date. To set up the member convenience account you can complete the applicable section on the application or, after the time of application on the appropriate Thrivent Financial form.


CONTRACT VALUES

               .................................................................


Cash Value

On the issue date of this contract, the cash value is the first net premium less any monthly deductions. After the issue date, cash value is equal to the sum of the cash values in the contract's subaccount(s) and fixed account.

The cash value of your contract, at any one time, is determined by: multiplying the total number of accumulation units for each subaccount by its appropriate current accumulation unit value; adding together the resulting values of each subaccount; and adding any cash value in the fixed account.

While loans are not deducted from cash value, loans do reduce the amount you would receive upon surrender of your contract and the amount available to pay charges. Loans do not share in the investment performance of the subaccounts and accrue interest charges which may result in less interest credited to your contract than if the amounts were allocated to the fixed account.

Over the life of your contract, many factors determine its cash value. They include:

..  premiums paid;

..  the investment experience of the subaccounts;

..  interest credited to the fixed account;

..  loans taken and loan repayments;

..  partial withdrawals taken; and

..  charges and deductions taken.

Because a contract's cash value is based on the variables listed above, it cannot be predetermined. Cash value in the subaccounts will largely be determined by market conditions and investment experience of the underlying Portfolios. The owner will bear all such risk.

On your first valuation date, the cash value is equal to the net premium amount minus any of the contract charges and deductions which may be due on that date. Thereafter, the cash value of the contract changes daily. The value of the fixed account is guaranteed as to principal and interest at 4% subject to the contract charges and deductions. There is no guaranteed minimum cash value for any subaccount.

               .................................................................

CONTRACT VALUES

               .................................................................


Fixed Account Cash Value

The fixed account cash value reflects net premiums allocated to the fixed account, transfers of cash value to or from the subaccounts, interest credited, and any deductions. Each day the cash value in the fixed account will change based upon these factors. See your contract for further detail.

Variable Account Cash Value

Number of Accumulation Units

The number of accumulation units in any subaccount may increase or decrease at the end of each valuation period. This fluctuation depends on the transactions that occur in the subaccount during the valuation period. When transactions occur, the actual dollar amounts of the transactions are converted to accumulation units. The number of accumulation units is determined by dividing the dollar amount of the transaction by the accumulation unit value of the subaccount at the end of the valuation period during which the transaction occurs.

The number of accumulation units in a subaccount increases when the following transactions occur during the valuation period:

..  net premiums are allocated to the subaccount; or

.. cash value is transferred to the subaccount from another subaccount or from the fixed account.

The number of accumulation units in a subaccount decreases when the following transactions occur during the valuation period:

.. cash value is transferred from the subaccount to another subaccount or to the fixed account, including loan transfers;

.. partial withdrawals and partial withdrawal charges are taken from the subaccount;

..  monthly deductions or transfer charges are taken from the subaccount;

..  a charge for a death benefit option change is allocated to the subaccount;

..  a charge for a contract change is allocated to the subaccount; or

..  surrender charges are allocated to the subaccount.

Accumulation Unit Value

For each subaccount, the initial accumulation unit value was set when the subaccount was established. The accumulation unit value may increase or decrease from one valuation period to the next. At the end of each valuation period, the accumulation unit value for a subaccount is equal to (a) multiplied by (b) where:

(a) Is the accumulation unit value for that subaccount at the end of the prior valuation period.

(b) Is the net investment factor for that subaccount for that period.

Net Investment Factor

The net investment factor for a subaccount measures investment performance of that subaccount. The net investment factor for a subaccount for a valuation period is determined by dividing (a) by (b) where:

(a) Is the sum of

   (i) The net asset value per share of the corresponding Portfolio of the subaccount at the end of the valuation period; plus

  (ii) The per share amount of any dividend or capital gain distribution made by the Portfolio if the "ex-dividend" date occurs during the valuation period; plus or minus

 (iii) A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

  (iv) Is the net asset value per share of the corresponding Portfolio of the subaccount at the end of the prior valuation period.

Surrender Value

The surrender value is the total amount you may withdraw from the contract. It is equal to the cash value less any surrender charges and any outstanding loan

               .................................................................

CONTRACT VALUES

               .................................................................

principal and accrued interest. The surrender value changes daily, reflecting increases and decreases in the value of the Portfolios in which the assets of the subaccounts are invested. It is possible for the surrender value of your contract to decline to zero because of unfavorable investment performance or outstanding loans.

You will be advised as to the number of accumulation units which are credited to the contract, the current accumulation unit values, subaccount cash value, fixed account cash value, the total cash value and the surrender value at least annually.

DEATH BENEFITS

               .................................................................


The primary reason to buy a life insurance contract is for the death benefit it provides in the event of the insured's death. The death benefit is the amount payable upon the death of the insured. At the time of purchase, you must choose between two death benefit options: the Level Death Benefit Option or the Variable Death Benefit Option. We determine the amount payable as of the date of the insured's death depending on the death benefit option chosen. Any loans, unpaid loan interest and partial withdrawals will reduce the amount of the death benefit.

Level Death Benefit Option

As the name suggests, the death benefit for this option remains level, but in limited situations will vary. Under this option, the death benefit is the greater of the specified amount, or the death benefit factor multiplied by cash value. If you keep your contract in force for several years and your cash value continues to increase, your death benefit may be increased by a death benefit factor. This factor helps to ensure that your death benefit is large enough to qualify as life insurance under federal tax law. The death benefit factor depends upon your age at your date of death. For ages 0 through 40, the factor is 2.5 and afterwards decreases yearly to 1 at age 95. Your contract includes a table of the death benefit factors.

You should consider the level death benefit option if: you do not expect your insurance needs to generally increase; or you wish to minimize your insurance costs.

In general, the level death benefit option provides greater growth in cash value than the variable death benefit option. By choosing the level death benefit option, any increases in cash value reduce the actual amount of insurance at risk and lower your cost of insurance.

Variable Death Benefit Option

The variable death benefit option provides a death benefit that varies over time. Under this option, the death benefit will be the greater of the specified amount plus cash value, or the death benefit factor (described above) multiplied by cash value. The death benefit fluctuates correspondingly with your cash value.

You should consider the variable death benefit option if:

..  you expect your insurance needs to increase, or

..  you wish to have the potential for an increasing death benefit.

In general, the variable option provides a greater death benefit than the level option.

Changing Your Death Benefit Option

You may request to change your death benefit option at any time. If we approve the change: (i), we will increase or decrease the specified amount so your death benefit immediately after the change will be the same as immediately before the change and (ii) we will compute the contract charges and make the appropriate changes.


               .................................................................

DEATH BENEFITS

               .................................................................

If you change from the level death benefit option to the variable death benefit option, we will reduce your specified amount by the amount of cash value you have accumulated on the date the change takes place. We will not allow the change if it reduces your specified amount below $10,000. If you change from the variable death benefit option to the level death benefit option, your specified amount increases. The increase is determined so your death benefit immediately after the change will be the same as immediately before the change. We may require proof of insurability for an increase in your specified amount.

If you change your contract from a level to a variable death benefit during the first ten years, this may result in the assessment of a surrender charge. The specified amount decreases so your death benefit immediately after the change will be the same as immediately before the change. Additionally, we charge a $25 change fee against your cash value for each death benefit option change.

There may be tax consequences when you change your death benefit option. Please consult your tax advisor before making any such change.

Changing Your Specified Amount

You select the specified amount when you apply for the contract. You may change the specified amount by written request. We may require that you return your contract to make the change. We will not permit any change that would result in your contract being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended. Changing the specified amount may have tax consequences and you should consult a tax advisor before doing so.

Increasing Your Specified Amount

Subject to our underwriting guidelines and policies, you have the right to increase the specified amount at any time on or before the contract anniversary following the insured's 80/th/ birthday.

Requirements for increasing your specified amount are:

..  you must provide proof of insurability for the increase;

.. increases must be at least $10,000; and you must provide proof of insurable interest, if you are not the insured.

When we approve an increase in your specified amount, it is effective as of the date shown on your contract amendment.

Increases in your specified amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. Each increase will be subject to our issue expense charge. We base the issue expense charge on the insured's gender and age as of the last contract anniversary. This charge will apply for the number of months shown on your amended contract specification page. The cost of insurance rates for each increase will vary based on factors such as gender (in most states), risk class, age and the time elapsed since issue.

A new set of surrender charges will also apply to each increase in the specified amount. We show these new charges on the amended contract specification page of your contract.

Sometimes an increase in the specified amount, along with other factors, may cause a contract to be classified as a Modified Endowment Contract and could have potentially negative tax consequences. Please consult your tax adviser before making any such increases. See Modified Endowment Contract.

Decreasing Your Specified Amount

On or after your first contract anniversary, you have the right to decrease your specified amount. Requirements for decreasing your specified amount are:

..  the specified amount remaining in effect cannot be less than $10,000; and


               .................................................................

DEATH BENEFITS

               .................................................................

.. premiums or cash value must be in compliance with Internal Revenue Code's limits.

The decrease will become effective as of the date we receive the request at the Operations Center. We will subtract the decrease first from any previous increases in the specified amount, starting with the most recent, then from the original specified amount.

We subtract a surrender charge from the cash value if a surrender charge is in effect for that part of the specified amount decreased. We show you the surrender charges applicable to you on the Table of Surrender Charges in your contract.

A decrease in your specified amount may cause your contract to be classified as a Modified Endowment Contract and could have other tax consequences. Please consult your tax advisor before decreasing your specified amount. See Modified Endowment Contract.

Death Claims

In the event of the death of the insured, we must receive written notice of death at our Operations Center. Notice should include the insured's name and contract number. Your Thrivent Financial associate may assist you in making such a claim.

Once we receive your written notice, we will send a claim form to the beneficiary. The beneficiary must complete the claim form and send it to our Operations Center in Appleton with a certified copy of the death certificate. We will begin processing the claim as soon as we receive these items in good order.

Payment of Benefits

In addition to traditional lump sum payments, other payment options are available. All or part of the life insurance proceeds from death, maturity or surrender may be placed in one of several settlement options. Proceeds distributed according to a settlement option do not vary with the investment performance of the Variable Account. Contract owners may select or change a settlement option prior to, or after, the insured's death. If you are the contract owner and the insured, your beneficiary may choose a settlement option at the time of making a claim for death benefits, unless you have chosen an option which does not allow the beneficiary to change it. The minimum amount that we will apply to a settlement option is $1,000. Once the beneficiary chooses a settlement option, we will issue a contract for that settlement option. In the settlement option contract, we will reflect guaranteed payments, if any.

Settlement Options

Option 1: Interest
Under this settlement option, the proceeds are left with Thrivent Financial to accumulate interest. Annually our Board of Directors determines the rate of interest. We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. You may withdraw the commuted value of any remaining payments at any time.

Option 2: A Selected Amount of Income
With this settlement option the payee can choose to receive a specified amount at regular intervals until the proceeds with interest have all been paid. The payment period may not exceed 30 years. Interest accumulates on the amount that remains with us until the proceeds are all paid out. For example, if your beneficiary chose to receive $1,000, paid annually, we would pay $1000 annually until we pay out all of the remaining proceeds.

We will pay a rate of interest of at least 3% annually. The amount of interest may be greater than the guaranteed amount. We show this minimum interest rate in your contract reflecting the guaranteed payments we would make. You may withdraw the commuted value of any remaining payments at any time. Withdrawing unscheduled amounts will exhaust the remaining proceeds sooner.

               .................................................................

DEATH BENEFITS

               .................................................................


Option 3: A Specified Period
This option provides payments at regular intervals. The payee may choose a specified number of months or years, but may not choose a period of more than 30 years. For example, if your beneficiary chose payments over 10 years, paid annually, we would pay 1/10/th/ of the total proceeds the first year. Then the next year we would pay 1/9/th/ of the remaining proceeds and so on each year until we pay out all of the proceeds.

We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. We show this minimum interest rate in your contract reflecting the guaranteed payments we would make. The amount of interest we pay may be greater than the guaranteed amount. Withdrawing unscheduled amounts will exhaust the remaining proceeds sooner. You may withdraw the commuted value of any remaining payments at any time.

Option 4: Life Payment
This settlement option is a form of annuity payment that continues until the annuitant's death. The annuitant is the person receiving the income and upon whose life such payments are determined. We make payments to the annuitant at regular intervals during the annuitant's life. Upon choosing this option, the annuitant also selects a guaranteed period of 10 or 20 years, or selects no guaranteed period at all. If the annuitant dies during the guaranteed payment period, payments will continue to a beneficiary until the guaranteed payment period expires. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected. The longer the guaranteed payment period, the lower the amount of regular payment. In other words, the payment amount the annuitant receives would be higher if the annuitant chose no guaranteed payment period. However, the risk the annuitant takes is that he or she may die early into the contract. The contract would terminate and all payments would cease.

The amount of the payments depends on the age and, where permitted, gender of the annuitant at the time we issue the payment contract. We show representative guaranteed payments in the settlement option contract. These rates are based on a guaranteed effective annual interest rate of 3.5% using the "1983 Table a" annuitant mortality table.

Option 5: Joint & Survivor
This settlement option is another form of annuity payment or life income. In this case, there are two annuitants. The amount of payments are determined based on the lives of both of the annuitants. The payees may choose a guaranteed payment period of 10 or 20 years, or may select no guaranteed payment period at all. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected.

Upon the death of one of the persons named to receive payments, we will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. The reduction factors are 0, 1/4, 1/3 and 1/2. We pay the reduced amount until the survivor annuitant's death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated beneficiary. The beneficiary has an option to take a lump sum payment. If no guarantee payment period was selected, all payments will cease and the contract terminates.

The amount of the payments depends on the age and, where permitted, gender of the annuitants at the time we issue the payment contract. In addition, any selection of a guaranteed payment period or any reduction factor will influence the payments. We show representative guaranteed payments in the settlement option contract. These rates are based on a guaranteed effective annual interest rate of 3.5% using the "1983 Table a" annuitant mortality table.

               .................................................................

DEATH BENEFITS

               .................................................................


We may also offer other payout options at our discretion.

Death Benefit Guarantee

The death benefit guarantee ensures that your coverage will continue even if the cash value is insufficient to pay the current monthly deductions. However, the guarantee is contingent upon timely payment of a minimum premium amount known as the death benefit guarantee premium.

The death benefit guarantee premium is the minimum monthly premium required to keep your death benefit guarantee in effect by covering the monthly deduction amount. We show your particular death benefit guarantee premium in your contract. Your death benefit guarantee premium is equal to:

.. a factor based on age, gender, and risk class, multiplied by your specified amount, then the resulting amount is divided by 1,000;

..  plus the monthly administrative charge of $4;

..  plus the required premiums for each additional benefit you choose.

Each month, we will determine if your death benefit guarantee remains in effect. The death benefit guarantee will remain in effect if:

.. the sum of all premiums paid (less any partial withdrawals) is greater than or equal to the death benefit guarantee premium times the number of months since the contract issue date, plus any outstanding loan balance; and

.. the insured's age is less than 65 or the contract has been in effect no more than 10 years.

If the first part of the test is not met, we will notify you within 30 days after the day which it has been determined that an insufficiency has occurred. We will generally allow you two months to pay sufficient premiums or loan repayments to satisfy the death benefit guarantee premium. If you do not pay the required premium, the death benefit guarantee will expire and we cannot reinstate it. However, this does not necessarily terminate your contract. See Contract Lapse and Reinstatement.

If you change your specified amount or riders, we will correspondingly change the death benefit guarantee premium. Any new death benefit guarantee premium is required from the first monthly deduction date following the change.

Please note that the death benefit guarantee will terminate automatically at age 65 or 10 years after the issue date, whichever is later. After automatic termination, the insurance coverage provided by the contract will be funded by your cash value. The contract will remain in force until your cash value is not large enough to pay monthly deductions or your contract reaches its maturity date. See Contract Lapse and Reinstatement.

In some states, the death benefit guarantee is not available for certain risk classes.

PARTIAL WITHDRAWALS AND SURRENDERS

               .................................................................


To completely surrender your contract and receive your surrender value or for partial withdrawals, you must submit a signed Thrivent Financial surrender form to our Operations Center. The surrender or partial withdrawal will not be processed until we receive your request in good order. You may obtain a form by contacting your Thrivent Financial associate or calling our Operations Center at (800) 847-4836. We do not accept telephone requests for full surrenders.

               .................................................................

PARTIAL WITHDRAWALS AND SURRENDERS

               .................................................................


You must have a Medallion Signature Guarantee if you want to do any of the following:

..  Withdraw a value of more than $100,000;

..  Send proceeds to an address other than the one listed on your account; or

..  Make the check payable to someone other than the current owner(s).

Partial Withdrawals

Partial withdrawals offer you a way to access your cash value. You may withdraw part of your surrender value upon written request. The amount of a partial withdrawal may not exceed the surrender value on the date of the request. We do not require a minimum amount to be withdrawn. Withdrawals are implemented by either the redemption of accumulation units and/or reduction in the fixed account balance. The partial withdrawal will be taken from the subaccounts and fixed account according to: the ratio that the contract's cash value in the subaccount or fixed account bears to the total cash value of the contract at the time of the partial withdrawal; or any other administrative option you choose that is available at the time of the partial withdrawal. A $25 charge will be deducted from the cash value for each partial withdrawal after the first one in any contract year. An amount withdrawn may not be repaid.

For a Contract with the Level Death Benefit Option:
A partial withdrawal will reduce your cash value, specified amount, death benefit and the amount of premiums considered paid to meet the death benefit guarantee premium requirement. If the death benefit is equal to the specified amount at the time of the partial withdrawal, the amount of the reduction in the death benefit will be equal to the amount of the partial withdrawal. If the death benefit is greater than the specified amount, (a) the specified amount will be reduced by the amount (if any) by which the partial withdrawal amount exceeds the difference between the death benefit and the specified amount, and
(b) the new death benefit will be based on the death benefit factor, cash value, and specified amount after the reduction.

The specified amount remaining in effect after a partial withdrawal may not be less than $10,000. We will not grant any request for a partial withdrawal that would reduce the specified amount below this amount.

For a Contract with the Variable Death Benefit Option:
A partial withdrawal will reduce the cash value, death benefit and the amount of premiums paid. Since the premiums paid are reduced, partial withdrawals also affect the amount of premiums considered paid to meet the death benefit guarantee premium requirement. A partial withdrawal will not reduce the specified amount.

A partial withdrawal may have tax consequences. See Federal Tax Matters. It is important to note that if the specified amount is decreased, there is a possibility that the contract might be classified as a Modified Endowment Contract. See Modified Endowment Contract.

Surrender

You may surrender this contract for its surrender value by sending a written request to our Operations Center. If you surrender your contract, you will receive the cash value less any surrender charge and outstanding loan balance.

Postponement of Payments

We typically pay the amount of any surrender, partial withdrawal, death benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the insured. We may postpone payment of any amount due from the Variable Account for a surrender, partial withdrawal, transfer loan or on the death of the insured whenever:

.. the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is otherwise restricted;

               .................................................................

PARTIAL WITHDRAWALS AND SURRENDERS

               .................................................................


..  the SEC has determined that an emergency exists;

..  the SEC requires that trading be restricted; or

.. the SEC, by order, permits such postponement for the protection of contract owners.

We also may postpone any transfer from the fixed account or payment of any portion of the amount payable upon surrender, partial withdrawal or loan from the fixed account for not more than 6 months from the day we receive your written request and, if required, your contract.

If we postpone payment for 10 days or more, the amount of the postponed payment will earn interest during that period of not less than 4% per year, or such higher rate as required by law.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a contract owner's account, and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits. Once blocked, money is held in that account until instructions are received from the appropriate regulator.

A full surrender of your contract may have tax consequences. See Federal Tax Matters.

TRANSFERS

               .................................................................


While the insured is alive and the contract is in force, you may transfer the cash value among the subaccounts and fixed account by submitting a proper written request to our Operations Center. You may also transfer by telephone by completing a Telephone Transaction Authorization Form.

You may make twelve transfers per contract year from subaccounts without charge. There will be a $25 charge for each transfer in excess of twelve.

Only one transfer may be made from the fixed account in each contract year. The transfer may not exceed the greater of $500 or 25% of the cash value in the fixed account at the time of transfer. This transfer is not subject to any charge.

Any transfer among the subaccounts or to the fixed account will result in the crediting and cancellation of accumulation units based on the accumulation unit values. Calculations are made as of the end of the valuation period during which a proper transfer request is received. The transfer amount must be at least $500. If it is for the entire cash value from an account, the transfer amount may be less. Of the total transfer being made, the amount transferred to any subaccount or to the fixed account must be at least $50.

We did not design the contract's transfer privilege as a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity.



               .................................................................

WRITTEN AND TELEPHONE REQUESTS

               .................................................................


Written Requests

You may exercise any of the following privileges by sending written request (and payment and/or evidence of insurability, if applicable):

..  premium payment;

..  change in death benefit option;

..  increase/decrease in specified amount;

..  partial withdrawal;

..  surrender;

..  reinstatement;

..  transfers;

..  dropping/adding an additional benefit;

..  loan;

..  filing a death claim;

..  selecting/changing a settlement option;

..  change in allocation instructions;

..  loan repayment; and

..  beneficiary change(s).

Most written requests must be made on certain approved forms. Please contact us at our Operations Center to receive any form you may need to satisfy your request. Written requests must be sent to the Operations Center.

Telephone Transactions

If we have received a properly completed Telephone Transaction Authorization Form, you may perform various transactions over the telephone. Telephone services include transfers, premium allocation changes, loans and certain other transactions.

We have adopted reasonable security procedures to ensure the authenticity of telephone instructions, including requiring identification information, recording conversations and providing written confirmations of transactions. Nevertheless, we will honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the owner if an unauthorized person uses this service in the owner's name.

If several persons seek to effect telephone instructions at or about the same time, or if our recording equipment malfunctions, it may be possible that you will not be able to make a telephone transaction at that time. Should this occur, we recommend that you submit a written request. If due to malfunction or other circumstances, the recording of the owner's telephone request is incomplete or not fully comprehensible, we will not process the transaction.

The telephone number for transactions is (800) 847-4836.

We reserve the right to restrict telephone transactions at any time.

We do not currently offer Internet transactions capability to contract owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

Timely Processing


We will process all requests in a timely fashion. Requests received by 3:00 p.m. Central Time (or earlier to correspond with an early closing of the NYSE) on a valuation date will use the contract's cash value as of the close of business on that valuation date. We will process requests received asfter that time using the contract's cash value as of the close of business of the following valuation date.


Once we issue your contract, we will process payment of any amount due from any subaccount within seven calendar days after we receive your written request. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the fixed account cash value may be deferred up to six months.

               .................................................................

LOANS

               .................................................................


While the insured is living and your contract is in force, you may, by written request, use your cash value as security to borrow up to 92% (in most states) of your surrender value. Interest will accrue on a daily basis at a maximum annual rate of 8% on the loan balance until you reach your 15/th/ contract anniversary. Thereafter the rate will drop to a maximum 7.25% per year. (Please note that these rates are the maximum rates; current rates may be less.) When a loan is made, cash value in the fixed account will be used as security for the loan. To ensure that the fixed account has enough cash value to secure the loan, cash value will be transferred from the subaccounts or fixed account according to the ratio that the cash value in the subaccounts or fixed account bears to the total cash value; or according to any other administrative option you choose and available at the time of the loan. The amount transferred will continue to be treated as part of the contract's cash value.

Each month, if the total loan (principal plus accrued interest) exceeds the total fixed account cash value, the difference will be transferred from the subaccounts to the fixed account as security for the loan.

A lower interest rate may be credited to the portion of the fixed account cash value that equals the amount of the total outstanding loan. We determine the rate credited. The rate credited will never be less than 4% annually. Therefore, the net cost of the loan will be a maximum of 4% on loans before the contract's 15/th/ Anniversary and 3.25% thereafter. (Separately, interest is charged on any loan at an annual rate of 8%, dropping to 7.25 % after 15/th/ anniversary.)

While your contract is in force, you may repay, at any time, all or part of your loan. You must indicate when a loan repayment is being made. Unless you indicate, all payments we receive will be considered premiums. Upon your request, we will set up a loan repayment schedule for you. When you repay all or part of a loan, we will increase the portion of the cash value in the subaccounts by the amount of the repayment that is allocated to the subaccounts and transplanted from the fixed account. Repayments will be allocated according to your premium investment allocation. Total cash value does not increase as a result of a loan repayment. The longer the loan is outstanding, the greater the negative impact it will have on cash value growth.

A loan will reduce your surrender value as well as your death benefit. Depending upon investment performance of the subaccounts and the amounts borrowed, loans may cause your contract to lapse. If your contract lapses with an outstanding loan, adverse tax consequences may result. You should carefully consider the impact on your contract's death benefit, before exercising these privileges.

A loan may have tax consequences. See Federal Tax Matters.

CONTRACT LAPSE AND REINSTATEMENT

               .................................................................

Lapse

Your contract will lapse (that is, terminate without value) if:

..  your monthly charges are greater than your surrender value,

..  your death benefit guarantee is not in effect, and

.. payment sufficient to cover the next two monthly deductions is not received within 61 days(in most states) of notification of the cash value deficiency.

If this cash value deficiency occurs, the only right remaining is the right to reinstate your contract within certain limitations. The requirements for reinstatement and associated limitations are described below and in more detail in your contract.

               .................................................................

CONTRACT LAPSE AND REINSTATEMENT

               .................................................................


Reinstatement

You may reinstate the contract any time within three years after it has lapsed. However, reinstatement cannot occur if the contract was surrendered. To reinstate your contract you must submit proper evidence of insurability and pay a premium equal to:

..  the reinstated loan amount; plus

..  any surrender charge at the time of reinstatement; plus

..  the first two monthly deduction amounts after reinstatement; less

..  the cash value at termination; less

..  any surrender charge credited back at reinstatement; plus

.. the new surrender charge taken for any reduction in the specified amount you request at reinstatement plus 3% on the sum of the above to cover the sales charge.

The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your contract will then be reinstated as of the date we approve your application for reinstatement.

If you reinstate your contract, we will not contest the validity of the reinstated contract after it has been in effect for two years from the date of reinstatement. Subsequently, any contest will be limited to statements made in the application for reinstatement.

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

               .................................................................


Thrivent Financial for Lutherans

We are a fraternal benefit society owned by and operated for our members. We are a not-for-profit, non-stock, membership organization, organized in 1902 under the laws of the State of Wisconsin. We are currently licensed to transact life insurance business in all 50 states and the District of Columbia. We are obligated to pay all amounts promised to contract owners under the contracts.

The Variable Account

The Variable Account is a separate account of ours. We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each subaccount of the Variable Account are credited to or charged against that subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risks, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the contracts.

               .................................................................

INVESTMENT OPTIONS

               .................................................................


                Variable Investment Options and the Subaccounts

You may allocate the premiums and transfer the accumulated value to one or more subaccounts of the Variable Account. We invest the assets of each subaccount in a corresponding Portfolio of the Fund. Below is a summary of each Portfolio's investment objective. There is no assurance that any of the Portfolios will achieve their stated objective. For example, during extended periods of low interest rates, the yields of a money market subaccount may become extremely low and possibly negative.


Portfolio                            Investment Objective
---------                            --------------------
Thrivent Technology Portfolio        To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities
                                     convertible into common stocks.

Thrivent Partner Small Cap Growth    To achieve long-term capital growth by investing primarily in a
Portfolio                            diversified portfolio of common stocks of U.S. small
                                     capitalization companies.

Thrivent Partner Small Cap Value     To seek long-term growth of capital by investing primarily in a
Portfolio                            professionally-managed diversified portfolio of smaller
                                     capitalization common stocks.

Thrivent Small Cap Stock Portfolio   To seek long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

Thrivent Small Cap Index Portfolio   To strive for capital growth that approximates the performance of the S&P SmallCap 600 Index* by investing primarily in
                                     common stocks of the index.

Thrivent Mid Cap Growth Portfolio    To achieve long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of common
                                     stocks of companies with medium market capitalizations.

Thrivent Mid Cap Growth              To achieve long-term growth of capital by investing primarily in
Portfolio II                         a diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Mid Cap Stock Portfolio     To seek long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Thrivent Mid Cap Index Portfolio     To seek total returns that track the performance of the S&P
                                     MidCap 400 Index* by investing primarily in common stocks
                                     comprising the Index.

Thrivent Partner International Stock To strive for long-term capital growth by investing primarily in
Portfolio                            foreign stocks.

Thrivent Partner All Cap Portfolio   To seek long-term growth of capital.



* "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's 500", "500", "Standard & Poor's SmallCap 600 Index", "S&P SmallCap 600 Index", "Standard & Poor's MidCap 400 Index" and "S&P MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard &
Poor's makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)


               .................................................................

INVESTMENT OPTIONS

               .................................................................

             Variable Investment Options and the Subaccounts cont.


Portfolio                           Investment Objective
---------                           --------------------
Thrivent Large Cap Growth Portfolio To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Thrivent Large Cap Growth           To achieve long-term growth of capital and future income by
Portfolio II                        investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

Thrivent Partner Growth Stock       To achieve long-term growth of capital and, secondarily, increase
Portfolio                           dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

Thrivent Large Cap Stock Portfolio  To seek long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Large Cap Value Portfolio  To achieve long-term growth of capital.

Thrivent Large Cap Index Portfolio  To strive for investment results that approximate the performance of the S&P 500(R)* Index by investing primarily in common stocks of the Index.

Thrivent Real Estate Securities     To seek to provide long-term capital appreciation and high
Portfolio                           current income by investing primarily in the equity securities of companies in the real estate industry.

Thrivent Balanced Portfolio         To seek capital growth and income by investing in a mix of common stocks, bonds and money market instruments.
                                    Securities are selected consistent with the policies of the Large
                                    Company Index and the Bond Index Portfolios.

Thrivent High Yield Portfolio       To achieve a higher level of income through investment in a diversified portfolio of high yield securities ("junk bonds") which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Thrivent Partner High Yield Bond    To strive for high current income and secondarily capital
Portfolio                           growth by investing primarily in high-risk, high yield bonds commonly referred to as "junk bonds."

Thrivent Income Portfolio           To achieve a high level of income over the longer term while providing reasonable safety of capital through investment
                                    primarily in readily marketable intermediate- and long-term fixed income securities.



* "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's 500", "500", "Standard & Poor's SmallCap 600 Index", "S&P SmallCap 600 Index", "Standard & Poor's MidCap 400 Index" and "S&P MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard &
Poor's makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)



               .................................................................

INVESTMENT OPTIONS

               .................................................................

             Variable Investment Options and the Subaccounts cont.


Portfolio                       Investment Objective
---------                       --------------------
Thrivent Bond Index Portfolio   To strive for investment results similar to the total return of the
                                Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

Thrivent Limited Maturity Bond  To seek a high level of current income consistent with stability
Portfolio                       of principal.

Thrivent Mortgage Securities    To seek a combination of current income and long-term capital
Portfolio                       appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Thrivent Money Market Portfolio To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.



               .................................................................




You should periodically evaluate your allocation among the subaccounts in light of current market conditions and the investment risks associated with investing in the Fund's various Portfolios. A full description of the Portfolios, their investment objectives, policies and restrictions, expenses, risks associated with investing in the Fund's Portfolios and other aspects of the Fund's operations is contained in the accompanying prospectus for the Fund, which should be carefully read in conjunction with this Prospectus.



Shares of the Fund are sold to other insurance company separate accounts of Thrivent Life and ours and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund's management intends to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:


..  Changes in state insurance laws;

..  Changes in Federal income tax law;


..  Changes in the investment management of the Fund;


.. Differences in voting instructions between those given by the contract owners from the different separate accounts.


If we believe the response of the Fund to any of those events or conflicts insufficiently protects contract owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.



The Fund is registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a "mutual fund"). This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.


               .................................................................

INVESTMENT OPTIONS

               .................................................................



The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the contracts, to make payments upon surrenders, to provide benefits under the contracts, or to transfer assets from one subaccount to another subaccount, the fixed account, or a fixed period allocation as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding subaccount.


Investment Management


We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. The Fund and Thrivent Financial have engaged the following investment subadvisers:



..  Franklin Advisers, Inc. serves as subadviser for the Thrivent Partner Small
   Cap Growth Portfolio.



..  T. Rowe Price Associates, Inc. serves as subadviser for the Thrivent Partner
   Small Cap Value Portfolio and the Thrivent Partner Growth Stock Portfolio.



.. T. Rowe Price International, Inc. and Mercator Asset Management LP serve as co-subadviser for the Thrivent Partner International Stock Portfolio.



.. Fidelity Management and Research Company serves as subadviser for the Thrivent Partner All Cap Portfolio.


..  Pacific Investment Management Company LLC serves as subadviser for the
   Thrivent Partner High Yield Portfolio.



The Fund and Thrivent Financial pay each of the above subadvisers an annual fee for its subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.




Voting Privileges

All of the assets held in the subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from contract owners. The contract owner will have instruction rights with respect to Portfolio shares attributable to the contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to contract owners will be represented at the meeting and voted by us in proportion to the instructions received.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a contract interest in a subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law. The Variable Account may to the extent permitted by law purchase other securities for other contracts or permit a conversion between contracts upon request by the contract owners.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective.

               .................................................................

INVESTMENT OPTIONS

               .................................................................

Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new subaccounts, combine two or more subaccounts, or eliminate one or more subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new subaccounts may be made available to existing contract owners on a basis to be determined by us.

If any of these substitutions or changes are made, we may by appropriate endorsement change the contract to reflect the substitution or change. If we deem it to be in the best interest of contract owners, and subject to any approvals that may be required under applicable law, we may operate the Variable Account as a management company under the 1940 Act, we may cause it to be deregistered under that Act if registration is no longer required, or we may combine it with other separate accounts of ours.

Fixed Account

The fixed account offers the potential for cash value accumulation through the crediting of interest. We credit interest on each premium you allocate or transfer to the fixed account. From the date of the allocation or transfer, we credit interest daily. Unlike the subaccounts of the separate account, the performance of this investment option does not rely on the financial markets. Any premiums allocated to the fixed account will be subject to all contract fees, charges and expenses.

All premiums allocated to the fixed account become part of our general account. The general account consists of all assets owned by Thrivent Financial other than those segregated in any separate account. Subject to applicable law, we have sole discretion over the investment of the general account assets. You do not share directly in the investment returns of those assets. Instead, each quarter, we will declare an effective annual interest rate for the fixed account. We guarantee that the effective interest rate will never be less than 4% annually. However, we may credit a lower rate of interest to the portion of the fixed account securing a loan.

We may credit interest at a rate in excess of 4% per year. However, we are not obligated to do so and will do so at our own discretion. You assume the risk that we may not pay interest that exceeds 4% for any given year. There is no specific formula for the determination of excess interest, if any. We base any such excess interest on numerous factors. Some of the factors that we may consider, include but are not limited to, general economic trends, our current and anticipated investment returns, regulatory requirements and competitive factors.

Interests in the fixed account have not been registered under the Securities Act of 1933 ("1933 Act"), and the fixed account has not been registered as an investment company under the 1940 Act. Accordingly, neither the fixed account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the fixed account option and the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

CHARGES AND DEDUCTIONS

               .................................................................


Charges are necessary to pay death benefits, to cover the expenses generated by issuing, distributing, and administering the contract, and to fund our fraternal activities. We may profit from one or more of the charges under the contract. We may use these profits for any corporate purpose.

               .................................................................

CHARGES AND DEDUCTIONS

               .................................................................


Transaction Fees

Charges Deducted from Premiums (Premium Expense Charge)
We charge a premium expense charge of 3% on all premiums. The resulting amount available after the charge is the net premium. We use this charge to cover the costs of sales and other expenses. We credit the net premium to the subaccounts and fixed account according to your allocation instructions.

Surrender Charge
If you choose to surrender your contract or reduce your specified amount, we will reduce your cash value by the applicable surrender charge. Surrender charges compensate us for expenses associated with underwriting, issuing and distributing the contract. We deduct the surrender charge proportionately from each of your subaccounts and the fixed account. For the first three years of the contract, surrender charges remain level then grade to zero by the end of the 10/th/ contract year. Surrender charges are based upon your issue age, gender (in most states), risk class and duration of the contract. New surrender charges begin with each specified amount increase.

The initial surrender charge is assessed on a per thousand basis. The amount per thousand of specified amount varies by gender (in most states), risk class and issue age. This declining charge terminates at the end of the 10/th/ contract year. Beginning in the 11/th/ year after the issue date (assuming no increases in specified amount), the surrender charge will be zero. We list your surrender charges in your contract.

If you increase your contract's specified amount, a new surrender charge is applicable, in addition to the existing surrender charge. It is based on an amount per thousand of the specified amount increase. We list your actual surrender charges for the increased specified amount separately on an amendment to your contract. We mail the amendment to you after we process the request for increase in specified amount. During the first three years, the surrender charge for the specified amount increase is level, thereafter it declines annually by 1/8/th/ of the initial charge.

The following is an example of surrender charges for a 40-year-old male, $150,000 specified amount and a standard nonsmoker risk class:

                                          Surrender charge per
                   Contract Year            Thousand Dollars
                   -------------          --------------------
                         1                       $12.66
                         2                        12.66
                         3                        12.66
                         4                        11.07
                         5                         9.49
                         6                         7.91
                         7                         6.33
                         8                         4.75
                         9                         3.16
                        10                         1.58
                        11                         0.00

If you decrease the specified amount while the surrender charge applies, we assess a surrender charge. We assess the charge proportionately to the amount of the decrease, based on the surrender charges for the specified amount from which the decrease is subtracted. We subtract the amount of decrease first from any previous increase in the specified amount, starting with the most recent, and then from the original specified amount.

Withdrawal Charge
We charge $25 for each partial withdrawal after the first partial withdrawal each contract year. This charge is added to the amount withdrawn.

Transfer Charge

You may make up to twelve transfers per contract year from subaccounts without charge. We charge $25 for each transfer in excess of twelve. This charge is added to the amount transferred. Transfers resulting from dollar cost averaging, loans, the exchange privilege, change in subaccount investment policy, or the initial reallocation of premiums from the Money Market Subaccount do not count as transfers for the purpose of assessing this charge.


               .................................................................

CHARGES AND DEDUCTIONS

               .................................................................


Contract Change Fee
We charge $25 from cash value for each change you make to your contract. Such contract changes include but are not limited to, a change in specified amount, risk class, death benefit options, and riders.

Monthly Deductions from Cash Value

We deduct certain charges from cash value on a monthly basis. We refer to these charges as monthly deductions. Monthly deductions are deducted from each subaccount or fixed account on a basis proportional to the cash value in the contract. For the fixed account, we reduce the cash value by the proportion that the cash value in the fixed account bears to the cash value of the entire contract. For subaccounts, we redeem sufficient accumulation units from each subaccount in the proportion that cash value each subaccount bears to the cash value of the entire contract. We deduct charges on the same date each month, beginning with the issue date, provided that day of the month is a valuation date. If that day of the month does not fall on a valuation date, we use the nearest preceding valuation date. Because portions of the many deductions (e.g., the cost of insurance) can vary from month to month, the aggregate monthly deductions also will vary.

The monthly deductions consist of:

..  the cost of insurance charge;

..  the monthly mortality and expense risk charge;

..  the monthly administrative charge;

..  the monthly issue expense charge; and

.. any applicable charges for supplemental insurance benefits and riders available under the contract.

Cost of Insurance
We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (including issue age, gender unless the contract is issued in a unisex class as indicated in your contract, risk class, rating class, duration, and specified amount) that would cause it to vary from contract to contract.

The primary factors in the determination of the cost of insurance are the cost of insurance rate (or rates) and the net amount at risk. The cost of insurance charge for the initial specified amount equals: the cost of insurance rate for the insured's age shown in your contract, multiplied by the net amount at risk for the initial specified amount of your contract divided by 1,000. Factors that affect the amount at risk, including investment performance, payment of premiums, charges, withdrawals and loans. We deduct the cost of insurance charge on each date we assess monthly deductions, starting with your contract issue date.

We use a standard method of underwriting in determining the cost of insurance. The factors that goes into standard underwriting are:

..  the amount of insurance applied for,

..  the proposed insured's age,

..  outcome of medical testing,

..  reports from physicians (attending physicians' statements); or

..  other information such as financial information may be required.

Based on the above information, standard coverage may be offered, or if it is determined that risks for a proposed insured are higher than would be the case for a healthy individual, the proposed insured may receive a rating which increases premiums, or in some cases, the proposed insured may be declined.

Cost of Insurance Rates
Cost of insurance rates are determined for the initial specified amount and each increase in specified amount. Actual cost of insurance rates may change, and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality experience.

               .................................................................

CHARGES AND DEDUCTIONS

               .................................................................


Actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set for in the contract. These guaranteed rates are not greater than the 1980 Commissioners Standard Ordinary Mortality Table
B. We currently use cost of insurance rates that are lower than the annual guaranteed cost of insurance rates, and we reserve the right to raise those current rates.

The cost of insurance rates generally increase as the insured's attained age increases. The risk class of an insured also will affect the cost of insurance rate. Insureds in the standard underwriting class will have a lower cost of insurance rate than those in risk classes involving higher mortality risk. The standard risk class is divided into categories: smoker and non-smoker. Non-smoker using insureds will generally have a lower cost of insurance rate than similarly situated insureds who smoke.

We use a standard method of underwriting in determining the cost of insurance. We use the same guidelines in determining premiums for the cost of insurance for the contract as we would for any other life insurance contract we offer.

Mortality and Expense Risk Fees
For contracts in force for less than 15 years, we will assess monthly mortality and expense risk charge guaranteed never to exceed 0.075% of the total subaccount cash value (approximately 0.9% annually). The charge is applied to the total cash value in the subaccounts on each monthly deduction date. For contracts in force for at least 15 years, we will assess mortality and expense rate guaranteed to be at least 0.04166% percent (approximately 0.5% annually) less than the effective rate for contracts that have not reached their 15/th/ contract anniversary. Currently, the monthly charge for contracts in force for less than 15 years is 0.0625% (approximately 0.75% annually) of the total subaccount cash value. This charge drops to 0.02083% (approximately 0.25% annually) of the total subaccount cash value in contract year 16. (No mortality and risk expense charges are deducted from the fixed account.)

The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than we estimate and, therefore, the cost of insurance charges specified in the contract would be insufficient to meet actual claims. The expense risk is that expenses incurred in issuing and administering the contracts and operating the Variable Account may be greater than the charges we assess for such expenses. We may use any profit to pay distribution, sales and other expenses.

Administrative Charge
We deduct a charge of $4 to cover administrative costs. This charge covers such expenses as premium billing and collection, cash value calculation, transaction confirmations and periodic reports.

Issue Expense Charge
We deduct a charge to cover costs of issuing a contract. We deduct this charge for the first 36 months after the issue date and at the time of each specified amount increase. This charge varies by age, risk class, specified amount and, in most states, gender.

Rider or Additional Benefit Charge
If your contract includes riders or additional benefits, we will deduct an Additional Benefit Charge from the cash value for those benefits. Benefits include guaranteed purchase option, disability waiver, applicant waiver and accidental death.

Portfolio Company Charges


The value of the net assets of each subaccount reflect the investment advisory fee and other expenses incurred by the underlying Portfolios in which the subaccount invests. Fees range from 0.39% to 1.72% of the average annual daily net asset value. For more information on these fees and expenses, refer to the applicable Portfolio company prospectus and Fee Tables above.


               .................................................................

CHARGES AND DEDUCTIONS

               .................................................................


Variation or Reduction of Charges

We may vary the charges and other terms of the contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. These variations will not be unfairly discriminatory to the interests of other contract owners. Variations may occur in contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class.

FEDERAL TAX MATTERS

               .................................................................


Variable Account Tax Status


Both investment income and realized capital gains of the Variable Account (i.e., income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax since the Internal Revenue Code presently imposes no applicable tax. However, we reserve the right to make a deduction for taxes, should they be imposed with respect to such items in the future.


Life Insurance Qualification

Section 7702 of the Internal Revenue Code includes a definition of a life insurance contract for tax purposes. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of the Section, and proposed regulations governing mortality charges were issued in 1991. Although there is limited guidance, we believe that the contract meets the statutory definition of life insurance. There is less guidance, however with respect to contracts issued on a rated or substandard basis and it is not clear whether such contracts will in all cases satisfy the applicable requirements. If it is subsequently determined that a contract does not satisfy the applicable requirements, we may take appropriate steps to bring the contract into compliance with such requirements and we reserve the right to restrict contract transactions in order to do so. As such, and assuming the diversification standards of Section 817(h), (discussed below), are satisfied,
(a) death benefits paid under the contract should generally be excluded from the gross income of the beneficiary for federal income tax purposes under
Section 101(a)(1) of the Internal Revenue Code and (b) you should not generally be taxed on the cash value under a contract, including increments thereof, prior to actual receipt.

We intend to comply with any future final regulations issued under Sections 7702 and 817(h) and any amendments to these Sections, and reserves the right to make such changes as deemed necessary to assure such compliance. Any changes will apply uniformly to affected contract owners and will be made only after advance written notice.

Modified Endowment Contracts

A modified endowment contract ("MEC") is a class of life insurance contract created under the Internal Revenue Code. The flexible premium life insurance contract may become classified as a MEC if it fails the Internal Revenue Code's 7-Pay Premium Test. The contract will fail the 7-Pay Premium Test if at any time during the first seven years of the contract, your cumulative premiums exceed the cumulative 7-Pay premiums up to that time. The 7-pay premium is generally the theoretical level annual premium that would have to be paid during the first seven contract years (or during the first seven years after a "material change" such as an increase in benefits) to keep the contract in force until its maturity date with no further premiums after the seven-year period.

               .................................................................

FEDERAL TAX MATTERS

               .................................................................


The following is an example of a 7-Pay Premium comparison:

                                                  Cumulative
                     Premium Cumulative  7-Pay      7-Pay
                Year  Paid    Premium   Premium    Premium
                ---- ------- ---------- ------- ----------
                 1   $1,500   $ 1,500   $1,500   $ 1,500
                 2    1,000     2,500    1,500     3,000
                 3    1,000     3,500    1,500     4,500
                 4    1,000     4,500    1,500     6,000
                 5    2,500     7,000    1,500     7,500
                 6    2,500     9,500**  1,500     9,000**(MEC)
                 7    1,000    10,500    1,500    10,500

**In this comparison, the contract becomes an MEC in year six. The cumulative premiums exceed the cumulative for level premiums.

The 7-Pay Premium Test is also administered for seven years after a "material change." A "material change" includes, but is not limited to, life insurance exchanges, term conversions, change in and increases in terms or benefits. (Increases attributable to premiums necessary to fund the lowest death benefit payable and associated interest or earnings are not material changes.) If a contract fails to meet the 7-Pay Premium Test, distributions during the failing contract year and any subsequent years will be affected.

A MEC is subject to different pre-death distribution tax rules than those of normal life insurance contracts. All distributions, including contract loans, partial withdrawals and collateral assignments will be taxed as part of the owner's gross income to the extent that the cash value of the contract before the distribution is more than the premiums paid into the contract. In other words, distributions will be taxed as current income until all of the contract earnings have been taxed.

Distributions from a MEC (including loans) are generally subject to a 10% penalty tax if taken before the contract owner reaches age 59 1/2. If distributions, within the prior two years, were made in anticipation of a contract becoming a MEC, those distributions are also taxed. This means that a distribution made from a contract that is not a MEC at the time of distribution could later become taxable as a distribution from a MEC. The prior distributions will be taxed as ordinary income and may receive a 10% penalty tax if taken before you reach age 59 1/2. This penalty tax also applies to corporate owned contracts.

When increasing or decreasing the terms or benefits of your contract, it is important to be aware that these events can cause your contract to be classified as a MEC.

"Material changes," including benefit increases and the addition of additional benefits, result in a new 7-Pay testing period with a new 7-Pay premium based on the new benefit levels. Reducing your death benefits or additional benefits during the 7-Pay testing period results in a new, lower, 7-Pay premium based on the new lower benefit level. The new 7-Pay premium is retroactive to the start of the 7-Pay testing period. The cumulative premium payments that you may have already made during the 7-Pay testing period could exceed the cumulative 7-Pay premiums at the new lower level. In which case, your contract would be classified as a MEC.

Failing the 7-Pay Premium Test, due to a premium payment, may be remedied by the return of a portion of the premium with interest. If premium and interest are returned within 60 days of the end of the failing contract year, the returned premium amount will be used to reduce the sum of the premiums paid under the contract for the failing year. However, the interest is taxable. Premiums and interest must be returned within 60 days or the contract will remain a MEC for the life of the contract. Please note that MECs do not have to be corrected but you may be subject to adverse tax consequences.

We will notify you if the contract becomes a MEC. When determining the amount included in your gross income, all MECs purchased from us during any calendar year are treated as one MEC. In order to avoid MEC treatment, you should be aware of premiums paid into the contract.

               .................................................................

FEDERAL TAX MATTERS

               .................................................................


Pre-Death Distributions on Non-MEC Contracts

The taxation of pre-death distributions depends on whether your contract is considered a MEC. A contract's qualification as a MEC is discussed above.

As a general rule, upon surrender, you will be taxed on the excess of surrender value plus unpaid contract loans and interest less premiums paid reduced by untaxed partial withdrawals.

Partial withdrawals are generally only taxable to the extent the partial withdrawal exceeds total premiums paid less prior untaxed partial withdrawals. However, certain distributions that enable a contract to continue to qualify as a life insurance contract for federal income tax purposes, if contract benefits are reduced during the first 15 contract years, they may be treated in whole or in part as ordinary income subject to tax.

Generally, loans received under the contract are not treated as subject to tax when taken. If a loan is outstanding when a contract is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Generally, amounts of loan interest paid by individuals are considered nondeductible "personal interest." Distributions or loans from, or secured by, a contract are subject to a 10% additional income tax discussed above.

Diversification Requirements

Section 817(h) of the Internal Revenue Code requires that the investments of the Variable Account are "adequately diversified" in order for the contract to be treated as a life insurance contract for federal income tax purposes. We intend that the Variable Account, through the Fund Portfolios, will satisfy these diversification requirements.

In certain situations, owners of variable life insurance contracts have also been considered, for federal income tax purposes, to be the owners of the assets of the Variable Account supporting their contracts due to their ability to exercise investment control over assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the Variable Account assets. There is little guidance in this area, and some features such as the flexibility of an owner to allocate premiums and transfer contract accumulation values have not been explicitly addressed in published rulings. While we believe that this contract does not give owners investment control over Variable Account assets, we reserve the right to modify the contract as necessary to prevent an owner from being treated as the owner of the Variable Account assets supporting the contract.

The contract can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new contract or a change in an existing contract should consult a tax advisor.

Other Considerations

Because of the complexity of the law and its unique application to every individual, you may need tax advice if you are contemplating purchase of a contract or the exercise of options under a contract. The above comments concerning federal income tax consequences are not exhaustive, and special rules exist with respect to situations not discussed in the Prospectus.

We base the preceding description upon our understanding of current federal income tax law. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax

               .................................................................

FEDERAL TAX MATTERS

               .................................................................

treatment of the contract could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of change). You should consult with a tax advisor with respect to legislative developments and their effect on the contract.

The preceding comments do not take into account estate, gift, and generation-skipping transfer taxes, state income or other state tax considerations which may be involved in the purchase of a contract or the exercise of elections under the contract. For complete information on such federal and state tax considerations, please consult a qualified tax advisor.

SUPPLEMENTAL BENEFITS AND RIDERS

               .................................................................


We offer several riders or additional benefits that you can add to your contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. We generally deduct any monthly charges for these riders from cash value as part of the monthly deduction. (See Fee Table for more information regarding rider expenses.) Your Thrivent Financial Associate can help you determine whether certain riders are appropriate for you. We describe any riders you choose to add more fully in your contract.

Accidental Death Benefit

This rider generally provides an additional cash benefit when the insured dies from accidental bodily injury. You may choose the amount of coverage up to the same amount as the specified amount of your contract. Any Accidental Death Benefit payable would be in addition to your basic death benefit. The premium for this rider is a per-thousand rate multiplied by the accidental death amount.

Disability Waiver

Generally, this rider provides that, in the event of your disability, we will pay your cost of insurance and expense deductions until the earlier of your age 100 or your recovery from disability. The premium for this rider is a per-thousand rate based on age multiplied by the net amount at risk for the current month.

Applicant Waiver

This rider enables the applicant on a juvenile contract to have deductions waived if the applicant becomes disabled (as described above). The premium for this rider is a per-thousand rate based on age multiplied by the net amount at risk for the current month.

Guaranteed Purchase Option

You may want this rider if, you think in the future, you may want to increase the amount of coverage. Purchasing this option allows you to increase the amount of coverage without having to show evidence of insurability. The premium is a per-thousand rate multiplied by the size of the guaranteed purchase amount.

Maturity Benefit

Upon the insured attaining age 100, the contract will provide a maturity benefit equal to the cash value less any loans.

               .................................................................

DISTRIBUTION

               .................................................................


Thrivent Investment Management Inc. (formerly known as AAL Capital Management Corporation), 625 Fourth Avenue South, Minneapolis, Minnesota 55415 is an indirect subsidiary of Thrivent Financial and a registered broker-dealer. Thrivent Investment Management is a corporation organized under Delaware law in 1986 (as AAL Capital Management Corporation) and it serves as the principal underwriter of the contracts. Contracts are distributed by financial associates of Thrivent Investment Management. Thrivent Investment Management is a member of the National Association of Security Dealers, Inc. ("NASD"), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other separate accounts established by Thrivent Financial. Thrivent Investment Management's fiscal year operates on a calendar year basis.

Duly licensed financial associates of Thrivent Investment Management are also licensed by state insurance departments to sell the contracts as registered representatives. Thrivent Investment Management may execute selling agreements with other broker-dealer firms to sell the contracts. In addition, we may retain other firms to serve as principal underwriters of the contracts. We offer the contracts in all states where it is authorized to do so.

Thrivent Investment Management will pay the financial associates commissions and other distribution compensation on the sale of the contracts. This will not result in any charge to you in addition to the charges already described in this Prospectus. Thrivent Investment Management pays financial associates a commission of up to 50% of the death benefit guarantee premium in the first year and up to 23% of the death benefit guarantee premium in the second year. In addition to direct compensation, financial associates may be eligible to receive other benefits based on the amount of earned commissions. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements. We intend to recoup commissions and other sales expenses through fees and charges imposed under the contract. Commissions paid on the contract, including other incentives or payments, are not charged directly to the owners of the Variable Account.

HYPOTHETICAL ILLUSTRATIONS

               .................................................................

The following tables illustrate how the death benefits, cash values, and surrender values of a hypothetical contract could vary over an extended period. They are "hypothetical" because they are based upon several assumptions. The illustrations assume hypothetical rates of return equivalent to constant gross annual rates of 0%, 6%, and 10%.

All of the contracts illustrated include the following:

..  Male;

..  Non-smoker;

..  Age 40; and

..  $150,000 specified amount.

The six illustrations vary correspondingly as follows:

                            Type of Death  Gross Annual
                               Benefit    Rate of Return
                            ------------- --------------
                        1     Level              0%
                        2     Level              6%
                        3     Level             10%
                        4     Variable           0%
                        5     Variable           6%
                        6     Variable          10%

The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual contract years. The illustrations assume no contract loans or

               .................................................................

HYPOTHETICAL ILLUSTRATIONS

               .................................................................

partial withdrawals have been taken. The amounts would differ if unisex rates were used.

Gross and net returns are shown at the top of each column. The gross return represents the combined effect of investment income and realized and unrealized capital gains and losses of the Portfolios before any reduction is made for investment advisory fees or other expenses. The net return reflects the average total annual Portfolio expenses (before any applicable waivers and reimbursements) of 0.78%. Assuming current charges, gross returns of 0%, 6% and 10% are equivalent to net returns of -0.78%, 5.22% and 9.22% respectively.

All premiums are illustrated as if they were made at the beginning of the year.

The tables illustrate the cost of insurance and other charges at both current rates and the maximum rates guaranteed in the contract. The amounts shown at the end of each contract year reflect a daily management fee and other expenses equivalent to an annual rate of 0.78% of the aggregate average daily net assets of the Portfolios. This hypothetical rate is representative of the average management fee plus other expenses applicable to the Portfolios in which the subaccounts invest. This rate assumes that the cash value is allocated equally among the subaccounts and is based on the 2002 expenses for the Portfolios. Expenses may vary by Portfolio and are subject to agreements by the sponsor to waive or otherwise reimburse certain Portfolios for operating expenses that exceed certain limits. There can be no assurance that such expense reimbursement arrangements will continue in the future. The rate used in the illustrations reflects Portfolio expenses prior to any such waivers and reimbursements. Values illustrated would be higher if these reimbursements had been taken into account. The actual charge under a contract for Portfolio expenses will depend on the actual allocation of the cash value, and may vary depending on the allocation of cash values.

The tables also assume the deduction of administrative, sales, issue expense and mortality and expense risk charges. The monthly mortality and expense risk charge from the subaccounts are reflected at an annual current rate of 0.75% (0.0625% monthly) and at a annual maximum rate of 0.90% (0.075% monthly) for contract years 1 through 15. For contract years 16 and beyond, the monthly mortality and expense risk charge from the subaccounts are reflected at an annual current rate of 0.25% (0.02084% monthly) and at a annual maximum rate of 0.40% (0.03334% monthly). The tables reflect the fact that we do not currently make any charge against the Variable Account for state or federal taxes. If such a charge is made in the future, it will take a higher gross rate of return than the rates shown to produce the death benefits, cash values and surrender values shown.

If you request, we will furnish a personalized illustration reflecting the proposed insured's age, gender, risk class, specified amount, death benefit option, and premium amount you have requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ substantially from those shown in the following tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all assumptions on which the personalized illustration is based.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. We will furnish, upon request, a comparable illustration based on the proposed insured's issue age, risk class, gender, specified amount, death benefit option and premium amount requested.

               .................................................................

HYPOTHETICAL ILLUSTRATIONS

               .................................................................


                        FLEXIBLE PREMIUM UNIVERSAL LIFE
                           Hypothetical Illustration
                          Based on 0% Rate of Return

           Issue Age: 40
          Risk Class: Standard Nonsmoker
Death Benefit Option: Level
    Specified Amount: $150,000
                 Sex: Male
     Annual Premiums: $1,582


                      0% (-0.81% net)                    0% (-0.81% net)
                Hypothetical Rate of Return        Hypothetical Rate of Return
                     & Maximum Charges                  & Current Charges
 End of      ---------------------------------------------------------------------
Contract     Premium  Death    Cash   Surrender Premium  Death    Cash   Surrender
  Year   Age Outlay  Benefit   Value    Value   Outlay  Benefit   Value    Value
-        -   ---------------------------------------------------------------------
   1      41 $1,582  $150,000    $922       $0  $1,582  $150,000    $923       $0
----------------------------------------------------------------------------------
   2      42 $1,582  $150,000  $1,803       $0  $1,582  $150,000  $1,808       $0
----------------------------------------------------------------------------------
   3      43 $1,582  $150,000  $2,645     $746  $1,582  $150,000  $2,654     $756
----------------------------------------------------------------------------------
   4      44 $1,582  $150,000  $3,634   $1,974  $1,582  $150,000  $3,663   $2,003
----------------------------------------------------------------------------------
   5      45 $1,582  $150,000  $4,577   $3,156  $1,582  $150,000  $4,642   $3,221
----------------------------------------------------------------------------------
   6      46 $1,582  $150,000  $5,470   $4,287  $1,582  $150,000  $5,608   $4,425
----------------------------------------------------------------------------------
   7      47 $1,582  $150,000  $6,311   $5,367  $1,582  $150,000  $6,558   $5,613
----------------------------------------------------------------------------------
   8      48 $1,582  $150,000  $7,099   $6,393  $1,582  $150,000  $7,455   $6,749
----------------------------------------------------------------------------------
   9      49 $1,582  $150,000  $7,830   $7,362  $1,582  $150,000  $8,326   $7,859
----------------------------------------------------------------------------------
   10     50 $1,582  $150,000  $8,501   $8,272  $1,582  $150,000  $9,170   $8,941
----------------------------------------------------------------------------------
   15     55 $1,582  $150,000 $10,720  $10,720  $1,582  $150,000 $12,819  $12,819
----------------------------------------------------------------------------------
   20     60 $1,582  $150,000 $10,525  $10,525  $1,582  $150,000 $15,515  $15,515
----------------------------------------------------------------------------------
   25     65 $1,582  $150,000  $5,837   $5,837  $1,582  $150,000 $16,078  $16,078
----------------------------------------------------------------------------------
   30     70     $0        $0      $0       $0  $1,582  $150,000 $12,284  $12,284
----------------------------------------------------------------------------------
   60    100     $0        $0      $0       $0      $0        $0      $0       $0
----------------------------------------------------------------------------------


The values would be different from those shown above if the actual gross annual rates of return averaged 0% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

               .................................................................

HYPOTHETICAL ILLUSTRATIONS

               .................................................................


                        FLEXIBLE PREMIUM UNIVERSAL LIFE
                           Hypothetical Illustration
                          Based on 0% Rate of Return

           Issue Age: 40
          Risk Class: Standard Nonsmoker
Death Benefit Option: Variable
    Specified Amount: $150,000
                 Sex: Male
     Annual Premiums: $1,582


                      0% (-0.81% net)                    0% (-0.81% net)
                Hypothetical Rate of Return        Hypothetical Rate of Return
                     & Maximum Charges                  & Current Charges
 End of      ---------------------------------------------------------------------
Contract     Premium  Death    Cash   Surrender Premium  Death    Cash   Surrender
  Year   Age Outlay  Benefit   Value    Value   Outlay  Benefit   Value    Value
-        -   ---------------------------------------------------------------------
   1      41 $1,582  $150,919    $919       $0  $1,582  $150,921    $921       $0
----------------------------------------------------------------------------------
   2      42 $1,582  $151,795  $1,795       $0  $1,582  $151,800  $1,800       $0
----------------------------------------------------------------------------------
   3      43 $1,582  $152,629  $2,629     $730  $1,582  $152,638  $2,638     $739
----------------------------------------------------------------------------------
   4      44 $1,582  $153,607  $3,607   $1,947  $1,582  $153,636  $3,636   $1,976
----------------------------------------------------------------------------------
   5      45 $1,582  $154,535  $4,535   $3,114  $1,582  $154,601  $4,601   $3,180
----------------------------------------------------------------------------------
   6      46 $1,582  $155,409  $5,409   $4,227  $1,582  $155,550  $5,550   $4,367
----------------------------------------------------------------------------------
   7      47 $1,582  $156,227  $6,227   $5,283  $1,582  $156,481  $6,481   $5,536
----------------------------------------------------------------------------------
   8      48 $1,582  $156,986  $6,986   $6,281  $1,582  $157,354  $7,354   $6,648
----------------------------------------------------------------------------------
   9      49 $1,582  $157,684  $7,684   $7,216  $1,582  $158,198  $8,198   $7,730
----------------------------------------------------------------------------------
   10     50 $1,582  $158,316  $8,316   $8,087  $1,582  $159,010  $9,010   $8,781
----------------------------------------------------------------------------------
   15     55 $1,582  $160,235 $10,235  $10,235  $1,582  $162,432 $12,432  $12,432
----------------------------------------------------------------------------------
   20     60 $1,582  $159,505  $9,505   $9,505  $1,582  $164,719 $14,719  $14,719
----------------------------------------------------------------------------------
   25     65 $1,582  $154,149  $4,149   $4,149  $1,582  $164,586 $14,586  $14,586
----------------------------------------------------------------------------------
   30     70     $0        $0      $0       $0  $1,582  $159,730  $9,730   $9,730
----------------------------------------------------------------------------------
   60    100     $0        $0      $0       $0      $0        $0      $0       $0
----------------------------------------------------------------------------------


The values would be different from those shown above if the actual gross annual rates of return averaged 0% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

               .................................................................

HYPOTHETICAL ILLUSTRATIONS

               .................................................................


                        FLEXIBLE PREMIUM UNIVERSAL LIFE
                           Hypothetical Illustration
                          Based on 6% Rate of Return

           Issue Age: 40
          Risk Class: Standard Nonsmoker
Death Benefit Option: Level
    Specified Amount: $150,000
                 Sex: Male
     Annual Premiums: $1,582


                       6% (5.19% net)                     6% (5.19% net)
                Hypothetical Rate of Return        Hypothetical Rate of Return
                     & Maximum Charges                  & Current Charges
 End of      ---------------------------------------------------------------------
Contract     Premium  Death    Cash   Surrender Premium  Death    Cash   Surrender
  Year   Age Outlay  Benefit   Value    Value   Outlay  Benefit   Value    Value
-        -   ---------------------------------------------------------------------
   1      41 $1,582  $150,000    $994       $0  $1,582  $150,000    $996       $0
----------------------------------------------------------------------------------
   2      42 $1,582  $150,000  $2,005     $107  $1,582  $150,000  $2,011     $112
----------------------------------------------------------------------------------
   3      43 $1,582  $150,000  $3,034   $1,136  $1,582  $150,000  $3,045   $1,146
----------------------------------------------------------------------------------
   4      44 $1,582  $150,000  $4,274   $2,614  $1,582  $150,000  $4,307   $2,647
----------------------------------------------------------------------------------
   5      45 $1,582  $150,000  $5,538   $4,117  $1,582  $150,000  $5,611   $4,190
----------------------------------------------------------------------------------
   6      46 $1,582  $150,000  $6,822   $5,639  $1,582  $150,000  $6,975   $5,792
----------------------------------------------------------------------------------
   7      47 $1,582  $150,000  $8,125   $7,180  $1,582  $150,000  $8,401   $7,456
----------------------------------------------------------------------------------
   8      48 $1,582  $150,000  $9,444   $8,739  $1,582  $150,000  $9,852   $9,146
----------------------------------------------------------------------------------
   9      49 $1,582  $150,000 $10,779  $10,311  $1,582  $150,000 $11,356  $10,889
----------------------------------------------------------------------------------
   10     50 $1,582  $150,000 $12,125  $11,896  $1,582  $150,000 $12,915  $12,686
----------------------------------------------------------------------------------
   15     55 $1,582  $150,000 $18,799  $18,799  $1,582  $150,000 $21,466  $21,466
----------------------------------------------------------------------------------
   20     60 $1,582  $150,000 $25,195  $25,195  $1,582  $150,000 $31,873  $31,873
----------------------------------------------------------------------------------
   25     65 $1,582  $150,000 $29,222  $29,222  $1,582  $150,000 $43,557  $43,557
----------------------------------------------------------------------------------
   30     70 $1,582  $150,000 $27,077  $27,077  $1,582  $150,000 $55,385  $55,385
----------------------------------------------------------------------------------
   60    100     $0        $0      $0       $0      $0        $0      $0       $0
----------------------------------------------------------------------------------


The values would be different from those shown above if the actual gross annual rates of return averaged 6% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

               .................................................................

HYPOTHETICAL ILLUSTRATIONS

               .................................................................


                        FLEXIBLE PREMIUM UNIVERSAL LIFE
                           Hypothetical Illustration
                          Based on 6% Rate of Return

           Issue Age: 40
          Risk Class: Standard Nonsmoker
Death Benefit Option: Variable
    Specified Amount: $150,000
                 Sex: Male
     Annual Premiums: $1,582


                       6% (5.19% net)                     6% (5.19% net)
                Hypothetical Rate of Return        Hypothetical Rate of Return
                     & Maximum Charges                  & Current Charges
 End of      ---------------------------------------------------------------------
Contract     Premium  Death    Cash   Surrender Premium  Death    Cash   Surrender
  Year   Age Outlay  Benefit   Value    Value   Outlay  Benefit   Value    Value
-        -   ---------------------------------------------------------------------
   1      41 $1,582  $150,991    $991       $0  $1,582  $150,993    $993       $0
----------------------------------------------------------------------------------
   2      42 $1,582  $151,996  $1,996      $98  $1,582  $152,002  $2,002     $103
----------------------------------------------------------------------------------
   3      43 $1,582  $153,016  $3,016   $1,117  $1,582  $153,026  $3,026   $1,128
----------------------------------------------------------------------------------
   4      44 $1,582  $154,242  $4,242   $2,582  $1,582  $154,275  $4,275   $2,615
----------------------------------------------------------------------------------
   5      45 $1,582  $155,486  $5,486   $4,065  $1,582  $155,560  $5,560   $4,139
----------------------------------------------------------------------------------
   6      46 $1,582  $156,744  $6,744   $5,561  $1,582  $156,900  $6,900   $5,718
----------------------------------------------------------------------------------
   7      47 $1,582  $158,012  $8,012   $7,067  $1,582  $158,297  $8,297   $7,352
----------------------------------------------------------------------------------
   8      48 $1,582  $159,287  $9,287   $8,582  $1,582  $159,710  $9,710   $9,004
----------------------------------------------------------------------------------
   9      49 $1,582  $160,567 $10,567  $10,099  $1,582  $161,169 $11,169  $10,701
----------------------------------------------------------------------------------
   10     50 $1,582  $161,845 $11,845  $11,617  $1,582  $162,673 $12,673  $12,444
----------------------------------------------------------------------------------
   15     55 $1,582  $167,897 $17,897  $17,897  $1,582  $170,753 $20,753  $20,753
----------------------------------------------------------------------------------
   20     60 $1,582  $172,775 $22,775  $22,775  $1,582  $180,071 $30,071  $30,071
----------------------------------------------------------------------------------
   25     65 $1,582  $173,576 $23,576  $23,576  $1,582  $189,320 $39,320  $39,320
----------------------------------------------------------------------------------
   30     70 $1,582  $165,460 $15,460  $15,460  $1,582  $195,634 $45,634  $45,634
----------------------------------------------------------------------------------
   60    100     $0        $0      $0       $0      $0        $0      $0       $0
----------------------------------------------------------------------------------


The values would be different from those shown above if the actual gross annual rates of return averaged 6% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

               .................................................................

HYPOTHETICAL ILLUSTRATIONS

               .................................................................


                        FLEXIBLE PREMIUM UNIVERSAL LIFE
                           Hypothetical Illustration
                          Based on 10% Rate of Return

           Issue Age: 40
          Risk Class: Standard Nonsmoker
Death Benefit Option: Level
    Specified Amount: $150,000
                 Sex: Male
     Annual Premiums: $1,582


                         10% (9.19% net)                          10% (9.19% net)
                   Hypothetical Rate of Return              Hypothetical Rate of Return
                        & Maximum Charges                        & Current Charges
 End of      ---------------------------------------------------------------------------------
Contract     Premium   Death      Cash     Surrender  Premium   Death      Cash     Surrender
  Year   Age Outlay   Benefit     Value      Value    Outlay   Benefit     Value      Value
-        -   ---------------------------------------------------------------------------------
   1      41 $1,582    $150,000     $1,042         $0 $1,582    $150,000     $1,044         $0
----------------------------------------------------------------------------------------------
   2      42 $1,582    $150,000     $2,145       $247 $1,582    $150,000     $2,151       $253
----------------------------------------------------------------------------------------------
   3      43 $1,582    $150,000     $3,313     $1,414 $1,582    $150,000     $3,325     $1,426
----------------------------------------------------------------------------------------------
   4      44 $1,582    $150,000     $4,748     $3,088 $1,582    $150,000     $4,783     $3,124
----------------------------------------------------------------------------------------------
   5      45 $1,582    $150,000     $6,273     $4,851 $1,582    $150,000     $6,351     $4,930
----------------------------------------------------------------------------------------------
   6      46 $1,582    $150,000     $7,889     $6,706 $1,582    $150,000     $8,054     $6,871
----------------------------------------------------------------------------------------------
   7      47 $1,582    $150,000     $9,603     $8,659 $1,582    $150,000     $9,901     $8,957
----------------------------------------------------------------------------------------------
   8      48 $1,582    $150,000    $11,421    $10,716 $1,582    $150,000    $11,868    $11,162
----------------------------------------------------------------------------------------------
   9      49 $1,582    $150,000    $13,350    $12,882 $1,582    $150,000    $13,990    $13,523
----------------------------------------------------------------------------------------------
   10     50 $1,582    $150,000    $15,395    $15,166 $1,582    $150,000    $16,281    $16,052
----------------------------------------------------------------------------------------------
   15     55 $1,582    $150,000    $27,528    $27,528 $1,582    $150,000    $30,687    $30,687
----------------------------------------------------------------------------------------------
   20     60 $1,582    $150,000    $44,543    $44,543 $1,582    $150,000    $52,783    $52,783
----------------------------------------------------------------------------------------------
   25     65 $1,582    $150,000    $68,000    $68,000 $1,582    $150,000    $86,152    $86,152
----------------------------------------------------------------------------------------------
   30     70 $1,582    $150,000   $102,161   $102,161 $1,582    $160,038   $137,964   $137,964
----------------------------------------------------------------------------------------------
   60    100 $1,582  $1,265,438 $1,265,438 $1,265,438 $1,582  $1,865,778 $1,865,778 $1,865,778
----------------------------------------------------------------------------------------------


The values would be different from those shown above if the actual gross annual rates of return averaged 10% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

               .................................................................

HYPOTHETICAL ILLUSTRATIONS

               .................................................................


                        FLEXIBLE PREMIUM UNIVERSAL LIFE
                           Hypothetical Illustration
                          Based on 10% Rate of Return

           Issue Age: 40
          Risk Class: Standard Nonsmoker
Death Benefit Option: Variable
    Specified Amount: $150,000
                 Sex: Male
     Annual Premiums: $1,582


                      10% (9.19% net)                     10% (9.19% net)
                Hypothetical Rate of Return         Hypothetical Rate of Return
                     & Maximum Charges                   & Current Charges
 End of      ----------------------------------------------------------------------
Contract     Premium  Death    Cash   Surrender Premium  Death    Cash    Surrender
  Year   Age Outlay  Benefit   Value    Value   Outlay  Benefit   Value     Value
-        -   ----------------------------------------------------------------------
   1      41 $1,582  $151,039  $1,039       $0  $1,582  $151,041   $1,041       $0
-----------------------------------------------------------------------------------
   2      42 $1,582  $152,136  $2,136     $237  $1,582  $152,142   $2,142     $243
-----------------------------------------------------------------------------------
   3      43 $1,582  $153,292  $3,292   $1,394  $1,582  $153,304   $3,304   $1,406
-----------------------------------------------------------------------------------
   4      44 $1,582  $154,711  $4,711   $3,051  $1,582  $154,747   $4,747   $3,087
-----------------------------------------------------------------------------------
   5      45 $1,582  $156,212  $6,212   $4,791  $1,582  $156,292   $6,292   $4,871
-----------------------------------------------------------------------------------
   6      46 $1,582  $157,796  $7,796   $6,613  $1,582  $157,965   $7,965   $6,782
-----------------------------------------------------------------------------------
   7      47 $1,582  $159,466  $9,466   $8,521  $1,582  $159,775   $9,775   $8,831
-----------------------------------------------------------------------------------
   8      48 $1,582  $161,226 $11,226  $10,520  $1,582  $161,691  $11,691  $10,985
-----------------------------------------------------------------------------------
   9      49 $1,582  $163,079 $13,079  $12,611  $1,582  $163,750  $13,750  $13,283
-----------------------------------------------------------------------------------
   10     50 $1,582  $165,027 $15,027  $14,799  $1,582  $165,963  $15,963  $15,734
-----------------------------------------------------------------------------------
   15     55 $1,582  $176,161 $26,161  $26,161  $1,582  $179,612  $29,612  $29,612
-----------------------------------------------------------------------------------
   20     60 $1,582  $190,236 $40,236  $40,236  $1,582  $199,641  $49,641  $49,641
-----------------------------------------------------------------------------------
   25     65 $1,582  $205,787 $55,787  $55,787  $1,582  $227,521  $77,521  $77,521
-----------------------------------------------------------------------------------
   30     70 $1,582  $219,440 $69,440  $69,440  $1,582  $264,276 $114,276 $114,276
-----------------------------------------------------------------------------------
   60    100     $0        $0      $0       $0  $1,582  $693,728 $543,728 $543,728
-----------------------------------------------------------------------------------


The values would be different from those shown above if the actual gross annual rates of return averaged 10% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

               .................................................................

LEGAL PROCEEDINGS

               .................................................................





There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. We have been named in civil litigation proceedings relating to life insurance pricing and sales practices, which appear to be substantially similar to claims asserted in class actions brought against many other life insurers. We believe we have substantial defenses to these actions. In the opinion of our management, the outcome of this proceeding is not likely to have a material adverse effect upon the Variable Account or upon our ability to meet our obligations under the Contracts.


FINANCIAL STATEMENTS

               .................................................................


The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.



               .................................................................

GLOSSARY

               .................................................................



Accumulation Unit: A unit of measure used to calculate the cash value in each subaccount of the Variable Account.

Accumulation Unit Value: On any valuation date, the value of the accumulation unit of each subaccount of the Variable Account.

Beneficiary: The person(s) named by the contract owner to receive the death benefit under the contract. A beneficiary need not be a natural person.

Cash Value: The total value of the contract. Cash value equals the sum of the subaccount cash values plus fixed account cash value.

Certificate: A term previously used to refer to the contract.


Contract: The flexible premium variable life insurance contract offered by us (Thrivent Financial) and described in this Prospectus. The contract consists of the certificate of membership, the contract itself and the articles of incorporation and bylaws.


Contract Anniversary: The same date in each succeeding year as the issue date.

Contract Year: The 12-month period following the issue date or a contract anniversary. The contract year is always based upon the time elapsed since the issue date.

Commuted Value: The present value of any remaining future payments for the rest of the guaranteed payment period.

Death Benefit: The amount paid upon the death of the insured.

Death Benefit Option: Either of the two methods used to determine the death benefit.


Death Benefit Guarantee: A contract provision that guarantees that insurance coverage will not lapse if your cash value is not adequate to cover the current monthly deductions necessary. You must pay enough premium in the event your cash value is not adequate.


Death Benefit Guarantee Premium: The minimum monthly premium required to keep your particular contract's death benefit guarantee in effect. Different combinations of age, gender, risk class, specified amount and additional benefits will result in different death benefit guarantee premiums.

Financial Associate: A person who is appropriately licensed by state insurance department officials to sell the contracts, and is a licensed registered representative of Thrivent Investment Management Inc.

Fixed Account: A cash value accumulation option that credits an interest rate. The fixed account is part of our general account, which includes all of our assets other than those in any Variable Account.


Fund: Thrivent Series Fund, Inc., the mutual fund described in a prospectus accompanying this Prospectus, consisting of several Portfolios that underlie Subaccounts of the Variable Account.


Good Order: Any request that is made upon the appropriate, fully completed and executed Thrivent Financial form received at our Operations Center in Appleton, Wisconsin.

Insured: The person on whose life the contract is issued.

Internal Revenue Code: The Internal Revenue Code of 1986, as amended.

Issue Age: The age of the insured as of his or her last birthday on or before the issue date.

               .................................................................

GLOSSARY

               .................................................................


Issue Date: The date insurance coverage begins as specified in your contract.



Monthly Deduction Date: The date each month on which we deduct charges from cash value. These monthly charges occur once each month on the nearest valuation date, on or preceding the day of the month which corresponds to the day of the month that we issued the contract.

Net Premium: The amount invested in the contract after a 3% charge is taken for sales expenses.

Operations Center: Our office at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. Telephone: (800) 847-4836. E-mail: mail@thrivent.com.

Owner: The person or entity who owns the contract. The person may be the insured or an employer, a trust or any other individual or entity specified in the application.

Portfolio Company: An investment company or mutual fund consisting of several Portfolios that underlies subaccounts of the Variable Account.

Variable Account: Thrivent Variable Life Account I, a segregated asset account that is separate from our general account.

Specified Amount: Initially, the amount of life insurance for which we issued the contract. The specified amount of your contract may change, as described in your contract.


Subaccount: A subdivision of the Variable Account. Each subaccount invests exclusively in the shares of a corresponding Portfolio of the Portfolio company (the Fund).


Surrender Value: The cash value of the contract less any applicable surrender charges and outstanding loan balances.

Thrivent Financial: Thrivent Financial for Lutherans, a fraternal benefit society organized under the laws of the state of Wisconsin, owned by and operated for its members. Thrivent Financial is the issuer of the contracts.


Thrivent Investment Management: Thrivent Investment Management Inc., an indirect subsidiary of Thrivent Financial and a registered broker-dealer and investment adviser. It serves as principal underwriter of the contracts.


Valuation Date: Any day upon which both the New York Stock Exchange is open for regular trading and we are open for business.

Valuation Period: The period from the end of one valuation date to the end of the next valuation date.

we, us, our: Thrivent Financial.

Written Request: A written notice signed by the contract owner, received in good order by us at our Operations Center.

you, your: The owner of the contract.

               .................................................................

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

               .................................................................


Thrivent Financial for Lutherans and the Variable Account

Additional Information about Operation of Contracts and Registrant
        Entire Contract
        Beneficiaries
        Assignment of Ownership
        Successor Owners
        Rights We Reserve
        Basis of Computations
        Reports to Contract Owners
        Incontestability
        Statements in the Application
        Misstatement of Age or Gender
        Suicide Exclusion
Premiums
Principal Underwriter


Standard and Poor's Disclaimer

Financial Statements and Independent Auditors


               .................................................................

To learn more about the contract, you should read the Statement of Additional Information ("SAI") that is incorporated by reference into this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. The Prospectus and the SAI are available upon request. You can get these documents and more information about the contract and the Portfolio companies free by the following means:

Written Request:
Thrivent Financial for Lutherans
Insurance Interaction Center
4321 North Ballard Road
Appleton, WI 54919-0001

E-Mail Address:
mail@thrivent.com

Toll-Free Telephone Number:
(800) 847-4836

We will furnish upon request a copy of personalized illustrations of your contract's death benefits, surrender values, and cash values.

You can also review and get copies of the Prospectus, SAI and annual report by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 942-8090. Reports and other information about Thrivent Variable Life Account I are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Thrivent Variable Life Account I
SEC file number: 811-08289

                        THRIVENT VARIABLE LIFE ACCOUNT I

                       Statement of Additional Information
                                Dated May 1, 2004

                                       For

           Flexible Premium Variable Universal Life Insurance Contract

                                    Issued By

                        THRIVENT FINANCIAL FOR LUTHERANS

        Operations Center:                         Corporate Office:
      4321 North Ballard Road                   625 Fourth Avenue South
      Appleton, WI 54919-0001                    Minneapolis, MN 55415
      Telephone: 800-THRIVENT                   Telephone: 800-THRIVENT
     E-mail: mail@thrivent.com                 E-mail: mail@thrivent.com

This Statement of Additional Information ("SAI") contains additional information about the flexible premium variable universal life insurance contract (contract) offered by Thrivent Financial for Lutherans (Thrivent Financial) to persons eligible for membership in Thrivent Financial. This SAI is not a prospectus and should be read together with the Prospectus for the contract dated May 1, 2004. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the Prospectus that is incorporated by reference. A copy of the Prospectus may be obtained at no charge by writing to Thrivent Financial, Attention: Thrivent Financial Operations Center, 4321 North Ballard Road, Appleton, WI 54919, or by calling 1-800 THRIVENT (1-800-847-4836), or by accessing the Securities and exchange Commission's Web site at www.sec.gov.



TABLE OF CONTENTS
THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
         Entire Contract
         Beneficiaries
         Assignment of Ownership
         Successor Owners
         Rights We Reserve
         Basis of Computations
         Reports to Contract Owners
         Incontestability
         Statements in the Application
         Misstatement of Age or Sex
         Suicide Exclusion


PREMIUMS
PRINCIPAL UNDERWRITER


STANDARD & POOR'S DISCLAIMER
FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS


                                     SAI - 1

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

Thrivent Financial is a not-for-profit, non-stock, membership organization operating under the laws of the state of Wisconsin. We are licensed to do business as a fraternal benefit society in all states. Thrivent Financial is organized under the laws of the state of Wisconsin on November 24, 1902. On January 1, 2002, Aid Association for Lutherans ("AAL") and Lutheran Brotherhood ("LB") merged to create Thrivent Financial for Lutherans, the largest fraternal benefit society in the United States. The merged organization provides high quality insurance coverage, financial products, financial services, and fraternal benefits to help enhance the lives of our members. The merged organization operates under the Articles of Incorporation and Bylaws of Thrivent Financial. Membership is open to Lutherans and their families, individuals employed by or associated with Lutheran organizations, and individuals who are co-owners of closely held businesses owned primarily by Lutherans and subject to our membership eligibility rules.

Thrivent Variable Life Account I (the "Variable Account') is a separate account of ours, which was established on May 15, 1998. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Entire Contract
Your entire insurance contract is comprised of:

..    the contract including any attached riders, endorsements or amendments;
..    the application attached to the contract, including any applications for increase in the specified amount; and
..    the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the issue date of the contract.

Beneficiaries
The beneficiary is the person, entity or organization you name to receive the death benefit after the insured's death. You may name one or more beneficiaries to receive the death benefit. If no beneficiary has been named or the beneficiary does not survive the insured, the death benefit will be paid to you, the contact owner (if you are not the insured), otherwise to your estate (in accordance with applicable state law). Thrivent Financial's bylaws list those eligible to be named beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death benefit in the following order to beneficiaries:

..    equally to the beneficiaries in the first class. If none are living, then;
..    equally to the beneficiaries in the second class. If none are living, then;
..    equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the insured, we will consider the beneficiary to have died before the insured for purposes of paying the death benefit.

You may change beneficiaries by sending a written request to our operations center. We will give you a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request, or the date we receive your written request in good order at our operations center if no date appears on the request. A change in beneficiary is only effective if the request was mailed or delivered to us while the insured is alive. We are not liable for any payments made or actions taken by us before we receive and approve changes in beneficiary designations.

Assignment of Ownership
You may assign your contract by sending a written request, in good order, to our operations center any time before the death of the insured. You may assign the contract as collateral security for a loan or other obligation. This may limit your rights to the cash value and the beneficiary's rights to the benefit. Any contract loan obtained before an assignment is recorded at our operations center has priority over the assignment. To assign your contract as collateral for a loan, you must send a written request to our operations center. We will give you a special form to make any assignment requests. We must receive and approve any assignment request before it is effective. Once we approve it, the assignment is effective on the date you designated on your written request, or the date we receive it in good order at our operations center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

                                     SAI - 2

Before you consider assigning, selling, pledging or transferring your contract, you should consider the tax implications. See "Federal Tax Matters" in the prospectus for more information.

The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your contract or any agreement for a reduction in benefits shall have priority over the interest of any owner, beneficiary or collateral assignee under the contract.

Successor Owners
If you are the owner of the contract but you are not the insured, you should name a successor owner who will become the owner if you die before the insured. If you do not designate a successor owner, your estate will become the new owner upon your death. You may designate or change a successor owner by submitting a written request to our operations center. We will give you a special form on which to make this request. We must receive and approve any successor owner request before it is effective. Once we approve it, the successor owner designation is effective on the date you designated on your written request or the date we receive it, in good order, at our operations center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a successor owner.

Rights We Reserve
We may have to reject a premium if applicable law mandates such action. We may also be required to block a contract owner's account and thereby refuse any request for transfers, partial withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Subject to applicable law, we reserve the right to make certain changes if we determine they would serve your interests or if it would be appropriate in carrying out the purposes of the contract. When it is required, we will obtain your approval or regulatory approval. Some examples of such changes we may make include, but are not limited to:

..    operating the Variable Account in any form allowed under the 1940 Act or in any other form allowed by law;

..    adding, deleting, combining or modifying subaccounts in the Variable
     Account;

..    restricting or eliminating any voting rights of contract owners or other persons who have voting rights as to the Variable Account;

..    adding, deleting or substituting, for the portfolio shares held in any subaccount, the shares of another portfolio of the Fund or the shares of another fund or any other investment allowed by law;

..    making any amendments to the contracts necessary for the contracts to comply with the provisions of the Code or any other applicable federal or state law; and

..    substituting the shares of any registered investment company for shares of any other registered investment company already purchased or to be purchased in the future by the Variable Account provided that the substitution has been approved by the SEC.

Basis of Computations
Minimum guaranteed cash values for the fixed account are based on the Commissioner's 1980 Standard Ordinary Mortality Table, age at last birthday, and interest at the rate of 4%. These values equal or exceed the minimum values required by law. We filed a detailed statement explaining the manner in which we calculate cash values with the insurance department of the state or district where we delivered this contract.

Reports to Contract Owners
At least once each contract year, we will send you a report concerning the status of your contract. There is no charge for this report.

We will also send periodic reports with financial information on the portfolios, including information on the investments held in each portfolio as required by the SEC.

We will send confirmation notices during the year reflecting certain contract transactions.

Upon request, we will send you an illustration of hypothetical values for the contract. We may charge a reasonable fee for each illustration requested.

                                     SAI - 3

Incontestability
We will not contest the validity of the contract after it has been in effect, during the lifetime of the insured, for two years from the issue date. We will not contest the validity of an increase in the specified amount after it has been in effect, during the lifetime of the insured, for two years from the date of increase. Any contest of the validity of the increase will be limited to statements made in the application for the increase. See the contract for more details.

Statements in the Application
Statements made in the application will be treated as representations and not warranties. We will not use any statement to void the contract or to deny a claim unless it appears in the application.

Misstatement of Age or Gender
The values of the contract are based on the insured's age and gender (in some states). If the date of birth or gender shown on the application is wrong, the proceeds payable will be adjusted to the amount that would be provided by the most recent cost of insurance charge at the correct age or gender (in some states).

Suicide Exclusion
Generally, if the insured commits suicide within one year of the issue, we will not pay a death benefit but will return all premiums paid. The period of the suicide exclusion provision becomes effective at issue and upon each increase in the specified amount. If a suicide occurs within one year of the increase, only the monthly deductions for the amount of increase will be refunded.

PREMIUMS

If mandated under applicable law, we may be required to reject an initial premium. We may also be required to block a contract owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Sometimes we are not able to accept premiums and the earnings on such premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:
     (1)  to accept certain large premiums;
     (2)  to refund premiums;
     (3)  to refund the earnings on premiums; and
     (4)  to refund any necessary cash value.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc. ("Thrivent Investment Management"), 625 Fourth Avenue South, Minneapolis, Minnesota 55415 is a wholly-owned, indirect subsidiary of Thrivent Financial. Thrivent Investment Management serves as the principal underwriter of the contract pursuant to a Principal Underwriting and Servicing Agreement to which Thrivent Investment Management and Thrivent Financial, on behalf of itself and the separate account, are parties. The contract is sold through Thrivent Financial representatives who are licensed by state insurance officials to sell the contracts and who are duly licensed registered representatives of Thrivent Investment Management. Representatives of other broker-dealer firms with which of Thrivent Investment Management has executed a selling agreement may also sell the contract. In addition, Thrivent Financial may retain other firms to serve as principal underwriters of the contract. The contract is continuously offered in all states where Thrivent Financial is authorized to sell the contract.

Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, of Thrivent Investment Management retained $0.

                2001                    2002                    2003
                ----                    ----                    ----
           $ 4,050,849.31           $1,897,318.11            $2,387,857



STANDARD AND POOR'S DISCLAIMER

                                    SAI - 4

The contracts are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contracts or any member of the public regarding the advisability of investing in securities generally or in the contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P's only relationship to is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the contract or the timing of the issuance or sale of the contracts or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.


FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS

The financial statements of Thrivent Variable Life Account I at December 31, 2003 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of Thrivent Financial at December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the contracts. The value of the interests of owners and beneficiaries under the contracts are affected primarily by the investment results of the subaccounts of the variable accounts.

                                     SAI - 5

                         Report of Independent Auditors

The Board of Directors and Contractholders
Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Life Account I (the Account) (comprising, respectively, the Technology Stock, Small Cap Growth, Opportunity Growth, Small Cap Stock, Small Cap Index, Small Cap Value, Mid Cap Select Growth, Mid Cap Growth, Mid Cap Stock, Mid Cap Index, World Growth, International, All Cap, Growth, Investors Growth, Growth Stock, Capital Growth, Large Company Index, Value, Real Estate Securities, Balanced, High Yield, High Yield Bond, Income, Bond Index, Limited Maturity Bond, Mortgage Securities, and Money Market Subaccounts) as of December 31, 2003, and the related statements of operations and changes in net assets for each of the periods indicated herein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the affiliated transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Life Account I at December 31, 2003, and the results of their operations and changes in their net assets for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Minneapolis, Minnesota
March 19, 2004

                        THRIVENT VARIABLE LIFE ACCOUNT I
                      Statements of Assets and Liabilities

                                                 ---------------------------------------------------------------------------
                                                    Technology            Small Cap        Opportunity          Small Cap
                                                      Stock                Growth            Growth               Stock
As of December 31, 2003                             Subaccount           Subaccount        Subaccount          Subaccount
----------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                           $    1,179,217           $   160,073       $   87,874        $   2,691,706
                                                 ---------------------------------------------------------------------------
  Total Assets                                        1,179,217               160,073           87,874            2,691,706

  Total Liabilities                                           -                     -                -                    -
                                                 ---------------------------------------------------------------------------
Net Assets                                       $    1,179,217           $   160,073       $   87,874        $   2,691,706
                                                 ===========================================================================

Net Assets Applicable to Contract Holders:
Contracts in accumulation period                 $    1,179,217           $   160,073       $   87,874        $   2,691,706
                                                 ---------------------------------------------------------------------------
     Net Assets                                  $    1,179,217           $   160,073       $   87,874        $   2,691,706
                                                 ===========================================================================
Accumulation units outstanding                          162,016                10,768            6,214              220,624
Unit Value (accumulation)                        $         7.28           $     14.87       $    14.14        $       12.20

Series funds, at cost                            $    1,048,051           $   142,979       $   78,041        $   2,216,736
Series funds shares owned                               169,825                14,455            8,884              218,045

                                                 ---------------------------------------------------------------------------
                                                     Small Cap             Small Cap           Mid Cap           Mid Cap
                                                      Index                 Value           Select Growth        Growth
As of December 31, 2003                             Subaccount             Subaccount        Subaccount         Subaccount
----------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                           $    11,363,871          $   114,637       $  127,091        $     282,940
                                                 ---------------------------------------------------------------------------
  Total Assets                                   $    11,363,871              114,637       $  127,091              282,940

  Total Liabilities                                            -                    -                -                    -
                                                 ---------------------------------------------------------------------------
Net Assets                                       $    11,363,871              114,637       $   127,091       $     282,940
                                                 ===========================================================================
Net Assets Applicable to Contract Holders:
Contracts in accumulation period                 $    11,363,871          $   114,637       $   127,091       $     282,940
                                                 ---------------------------------------------------------------------------
  Net Assets                                     $    11,363,871          $   114,637       $   127,091       $     282,940
                                                 ===========================================================================

Accumulation units outstanding                           802,480                8,098             9,324              20,854
Unit Value (accumulation)                        $         14.16          $     14.16       $     13.63       $       13.57

Series funds, at cost                            $     9,514,399          $   107,201       $   115,712       $     255,200
Series funds shares owned                                717,674                8,351            15,526              21,627

                                                 ---------------------------------------------------------------------------
                                                     Mid Cap                Mid Cap            World
                                                     Stock                  Index             Growth          International
As of December 31, 2003                             Subaccount            Subaccount         Subaccount        Subaccount
----------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                           $    2,268,204           $ 1,291,787       $   189,144       $   4,677,941
                                                 ---------------------------------------------------------------------------
  Total Assets                                   $    2,268,204             1,291,787           189,144           4,677,941

  Total Liabilities                                           -                     -                 -                   -
                                                 ---------------------------------------------------------------------------
Net Assets                                       $    2,268,204           $ 1,291,787       $   189,144       $   4,677,941
                                                 ===========================================================================
Net Assets Applicable to Contract Holders:
Contracts in accumulation period                 $    2,268,204           $ 1,291,787       $   189,144       $   4,677,941
                                                 ---------------------------------------------------------------------------
  Net Assets                                     $    2,268,204           $ 1,291,787       $   189,144       $   4,677,941
                                                 ===========================================================================
Accumulation units outstanding                          224,845               109,873            14,184             501,712
Unit Value (accumulation)                        $        10.09           $     11.76       $     13.33       $        9.32

Series funds, at cost                            $    1,980,602           $ 1,107,191       $   164,447       $   5,280,757
Series funds shares owned                               226,025               112,061            17,804             513,146

    The accompanying notes are an integral part of these financial statements

                        THRIVENT VARIABLE LIFE ACCOUNT I
                 Statements of Assets and Liabilities--continued

                                                 ---------------------------------------------------------------------
                                                                                          Investors         Growth
                                                        All Cap             Growth          Growth          Stock
As of December 31, 2003                               Subaccount          Subaccount      Subaccount      Subaccount
----------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                            $     59,118         $  1,396,556      $    60,901     $  100,185
                                                 ---------------------------------------------------------------------
  Total Assets                                          59,118            1,396,556           60,901        100,185

  Total Liabilities                                          -                    -                -              -

                                                 ---------------------------------------------------------------------
Net Assets                                        $     59,118         $  1,396,556      $    60,901     $  100,185
                                                 =====================================================================

Net Assets Applicable to Contract Holders:
Contracts in accumulation period                  $     59,118         $  1,396,556      $    60,901     $  100,185
                                                 ---------------------------------------------------------------------
  Net Assets                                      $     59,118         $  1,396,556      $    60,901     $  100,185
                                                 =====================================================================

Accumulation units outstanding                           4,843              109,973            5,146          7,731
Unit Value (accumulation)                         $      12.21         $      12.70      $     11.84     $    12.96

Series funds, at cost                             $     53,472         $  1,173,237      $    55,672     $   90,231
Series funds shares owned                                7,551              101,377            6,706          9,829

                                                 ---------------------------------------------------------------------
                                                       Capital         Large Company                     Real Estate
                                                       Growth              Index             Value       Securities
As of December 31, 2003                               Subaccount         Subaccount       Subaccount     Subaccount
----------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                            $  5,371,169         $ 20,567,585      $   898,798     $  245,168
                                                 ---------------------------------------------------------------------
  Total Assets                                       5,371,169           20,567,585          898,798        245,168

  Total Liabilities                                          -                    -                -              -

                                                 ---------------------------------------------------------------------
Net Assets                                        $  5,371,169         $ 20,567,585      $   898,798     $  245,168
                                                 =====================================================================

Net Assets Applicable to Contract Holders:
Contracts in accumulation period                  $  5,371,169         $ 20,567,585      $   898,798     $  245,168
                                                 ---------------------------------------------------------------------
  Net Assets                                      $  5,371,169         $ 20,567,585      $   898,798     $  245,168
                                                 =====================================================================

Accumulation units outstanding                         624,816            1,914,946           71,292         18,856
Unit Value (accumulation)                         $       8.60         $      10.74      $     12.61     $    13.00

Series funds, at cost                             $  5,210,549         $ 22,580,559      $   757,325     $  234,578
Series funds shares owned                              627,796            1,039,502           92,118         19,364

                                                 ---------------------------------------------------------------------
                                                                                          High Yield
                                                       Balanced         High Yield           Bond          Income
As of December 31, 2003                               Subaccount        Subaccount        Subaccount     Subaccount
----------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                            $   6,549,826        $    195,503      $ 1,110,455     $  289,275
                                                 ---------------------------------------------------------------------
  Total Assets                                        6,549,826             195,503        1,110,455        289,275

  Total Liabilities                                           -                   -                -              -

                                                 ---------------------------------------------------------------------
Net Assets                                        $   6,549,826        $    195,503      $ 1,110,455     $  289,275
                                                 =====================================================================

Net Assets Applicable to Contract Holders:
Contracts in accumulation period                  $   6,549,826        $    195,503      $ 1,110,455     $  289,275
                                                 ---------------------------------------------------------------------
  Net Assets                                      $   6,549,826        $    195,503      $ 1,110,455     $  289,275
                                                 =====================================================================

Accumulation units outstanding                          528,903              14,441           96,800         25,938
Unit Value (accumulation)                         $       12.38        $      13.54      $     11.47     $    11.15

Series funds, at cost                             $   6,782,441        $    185,735      $ 1,105,155     $  286,597
Series funds shares owned                               453,128              38,028          164,751         28,361

    The accompanying notes are an integral part of these financial statements

                        THRIVENT VARIABLE LIFE ACCOUNT I
                      Statements of Assets and Liabilities

                                                ------------------------------------------------------------------------
                                                     Bond                 Limited          Mortgage            Money
                                                    Index              Maturity Bond      Securities           Market
As of December 31, 2003                           Subaccount             Subaccount       Subaccount         Subaccount
------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                           $  1,761,862          $  344,791       $   97,648        $  1,395,513
                                                ------------------------------------------------------------------------
  Total Assets                                      1,761,862             344,791           97,648           1,395,513

  Total Liabilities                                         -                   -                -                   -

                                                ------------------------------------------------------------------------
Net Assets                                       $  1,761,862          $  344,791       $   97,648        $  1,395,513
                                                ========================================================================

Net Assets Applicable to Contract Holders:
Contracts in accumulation period                 $  1,761,862          $  344,791       $   97,648        $  1,395,513
                                                ------------------------------------------------------------------------
  Net Assets                                     $  1,761,862          $  344,791       $   97,648        $  1,395,513
                                                ========================================================================

Accumulation units outstanding                        122,408              32,619            9,588           1,385,430
Unit Value (accumulation)                        $      14.39          $    10.57       $    10.18        $       1.01

Series funds, at cost                            $  1,734,942          $  346,539       $   96,994        $  1,395,513
Series funds shares owned                             166,506              33,777            9,770           1,395,513

    The accompanying notes are an integral part of these financial statements

                        THRIVENT VARIABLE LIFE ACCOUNT I
                            Statements of Operations

                                                                       -----------------------------------------------------------
                                                                        Technology        Small Cap     Opportunity    Small Cap
                                                                          Stock            Growth         Growth         Stock
For the year ended December 31, 2003, except as indicated /1/           Subaccount       Subaccount      Subaccount    Subaccount
----------------------------------------------------------------------------------------------------------------------------------
Dividends                                                               $         -     $        -      $       -     $      202
                                                                       -----------------------------------------------------------
 Net investment income(loss)                                                      -              -              -            202

Net realized and unrealized gain(loss) on investments
Net realized gain(loss) on investments                                         (726)            211           143          1,618
Capital gain distributions                                                        -               -             -              -
Change in unrealized appreciation(depreciation) of investments              343,317          17,094         9,834        697,966
                                                                       -----------------------------------------------------------
  Net gain(loss) on investments                                             342,591          17,305         9,977        699,584

                                                                       -----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $   342,591     $    17,305     $   9,977     $  699,786
                                                                       ===========================================================

                                                                       -----------------------------------------------------------
                                                                        Small Cap        Small Cap        Mid Cap         Mid Cap
                                                                          Index            Value       Select Growth      Growth
For the year ended December 31, 2003, except as indicated /1/           Subaccount       Subaccount      Subaccount     Subaccount
----------------------------------------------------------------------------------------------------------------------------------
Dividends                                                               $    34,384     $        46     $       -     $        -
                                                                       -----------------------------------------------------------
  Net investment income(loss)                                                34,384              46             -              -

Net realized and unrealized gain(loss) on investments
Net realized gain(loss) on investments                                      (10,403)             47           225            132
Capital gain distributions                                                        -           3,404             -              -
Change in unrealized appreciation(depreciation) of investments            3,130,666           7,436        11,380         28,182
                                                                       -----------------------------------------------------------
  Net gain(loss) on investments                                           3,120,263          10,887        11,605         28,314

                                                                       -----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $ 3,154,647     $    10,933     $  11,605     $   28,314
                                                                       ===========================================================

                                                                       -----------------------------------------------------------
                                                                           Mid Cap         Mid Cap        World
                                                                           Stock            Index         Growth     International
For the year ended December 31, 2003, except as indicated /1/            Subaccount      Subaccount     Subaccount    Subaccount
----------------------------------------------------------------------------------------------------------------------------------
Dividends                                                               $     4,550     $     6,955     $     178     $   47,607
                                                                       ------------------------------------------------------
  Net investment income(loss)                                                 4,550           6,955           178         47,607

Net realized and unrealized gain(loss) on investments
Net realized gain(loss) on investments                                          (35)           (615)          190        (49,917)
Capital gain distributions                                                        -           7,196             -              -
Change in unrealized appreciation(depreciation) of investments              505,639         259,594        24,705        981,619
                                                                       -----------------------------------------------------------
  Net gain(loss) on investments                                             505,604         266,175        24,895        931,702

                                                                       -----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $   510,154     $   273,130     $  25,073     $  979,309
                                                                       ===========================================================

/1/ Certain subaccounts commenced operations during 2003 as disclosed in the accompanying notes.

    The accompanying notes are an integral part of these financial statements

                        THRIVENT VARIABLE LIFE ACCOUNT I
                       Statements of Operations--continued

                                                                          --------------------------------------------------------
                                                                                                         Investors      Growth
                                                                            All Cap       Growth           Growth       Stock
For the year ended December 31, 2003, except as indicated /1/              Subaccount   Subaccount       Subaccount   Subaccount
----------------------------------------------------------------------------------------------------------------------------------
Dividends                                                                 $      82    $        33      $       46    $      163
                                                                          --------------------------------------------------------
  Net investment income(loss)                                                    82             33              46           163

Net realized and unrealized gain(loss) on investments
Net realized gain(loss) on investments                                          401          2,117             368           357
Capital gain distributions                                                        -             -                -             -
Change in unrealized appreciation(depreciation) of investments                5,647        223,325           5,230         9,996
                                                                          --------------------------------------------------------
  Net gain(loss) on investments                                               6,048        225,442           5,598        10,353

                                                                          --------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           $   6,130    $   225,475      $    5,644    $   10,516
                                                                          ========================================================

                                                                          --------------------------------------------------------
                                                                           Capital     Large Company                  Real Estate
                                                                           Growth          Index          Value       Securities
For the year ended December 31, 2003, except as indicated /1/             Subaccount    Subaccount      Subaccount    Subaccount
----------------------------------------------------------------------------------------------------------------------------------
Dividends                                                                 $  24,906    $   217,629      $    8,184    $    4,549
                                                                          --------------------------------------------------------
  Net investment income(loss)                                                24,906        217,629           8,184         4,549

Net realized and unrealized gain(loss) on investments
Net realized gain(loss) on investments                                      (15,725)      (230,523)          1,459           773
Capital gain distributions                                                        -              -               -         1,871
Change in unrealized appreciation(depreciation) of investments              793,164      4,325,088         141,474        10,590
                                                                          --------------------------------------------------------
  Net gain(loss) on investments                                             777,439      4,094,565         142,933        13,234

                                                                          --------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           $ 802,345    $ 4,312,194      $  151,117    $   17,783
                                                                          ========================================================

                                                                          --------------------------------------------------------
                                                                                                        High Yield
                                                                           Balanced    High Yield          Bond         Income
For the year ended December 31, 2003, except as indicated /1/             Subaccount   Subaccount       Subaccount    Subaccount
----------------------------------------------------------------------------------------------------------------------------------
Dividends                                                                 $ 165,675    $     5,595      $   70,391    $    4,698
                                                                          --------------------------------------------------------
  Net investment income(loss)                                               165,675          5,595          70,391         4,698

Net realized and unrealized gain(loss) on investments
Net realized gain(loss) on investments                                      (64,702)           213          (3,176)           71
Capital gain distributions                                                        -              -               -             -
Change in unrealized appreciation(depreciation) of investments              814,581          9,768         133,741         2,676
                                                                          --------------------------------------------------------
  Net gain(loss) on investments                                             749,879          9,981         130,565         2,747

                                                                          --------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           $ 915,554    $    15,576      $  200,956    $    7,445
                                                                          ========================================================

/1/ Certain subaccounts commenced operations during 2003 as disclosed in the accompanying notes.

    The accompanying notes are an integral part of these financial statements

                        THRIVENT VARIABLE LIFE ACCOUNT I
                       Statements of Operations--continued

                                                                        -----------------------------------------------------------
                                                                           Bond         Limited          Mortgage       Money
                                                                          Index       Maturity Bond     Securities      Market
For the year ended December 31, 2003, except as indicated /1/           Subaccount     Subaccount       Subaccount     Subaccount
-----------------------------------------------------------------------------------------------------------------------------------
Dividends                                                               $  67,980      $   2,364        $    881       $ 7,307
                                                                        -----------------------------------------------------------
  Net investment income(loss)                                              67,980          2,364             881         7,307

Net realized and unrealized gain(loss) on investments
Net realized gain(loss) on investments                                      4,171             14             (16)            -
Capital gain distributions                                                      -          3,509               -             -
Change in unrealized appreciation(depreciation) of investments            (18,630)        (1,748)            654             -
                                                                        -----------------------------------------------------------
  Net gain(loss) on investments                                           (14,459)         1,775             638             -

                                                                        -----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $  53,521      $   4,139        $  1,519       $ 7,307
                                                                        ===========================================================


/1/ Certain subaccounts commenced operations during 2003 as disclosed in the accompanying notes.

    The accompanying notes are an integral part of these financial statements

                          THRIVENT VARIABLE LIFE ACCOUNT I
                        Statements of Changes in Net Assets

                                                               --------------------------------------------------------------------
                                                                                                               Small Cap
                                                                     Technology Stock                           Growth
                                                                        Subaccount                            Subaccount
For the years ended, except as indicated /1/                   12/31/2003         12/31/2002         12/31/2003         12/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                    $         -        $         -        $         -        $         -
Net realized gains(losses) on investments                             (726)            (6,768)               211                  -
Change in net unrealized appreciation(depreciation)
 on investments                                                    343,317           (212,934)            17,094                  -
                                                               --------------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations              342,591           (219,702)            17,305                  -

Unit Transactions
Transfer of net premiums                                           428,300            383,959             73,399                 21
Transfer of death benefits                                          (2,727)              (735)               (28)                 -
Transfers of surrenders and terminations                            (5,863)              (211)               (23)                 -
Policy loan transfer                                                (1,950)            (1,015)                 0                  -
Cost of insurance and administrative charges                      (163,474)          (111,491)           (11,073)                (2)
Transfers between subaccounts                                       34,820            145,042             80,796                  -
Mortality and expense risk charges                                  (6,248)            (3,345)              (322)
                                                               --------------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                 282,858            412,204            142,749                 19

Net Change in Net Assets                                           625,449            192,502            160,054                 19

Net Assets Beginning of Period                                     553,768            361,266                 19                  -
                                                               --------------------------------------------------------------------
Net Assets End of Period                                       $ 1,179,217        $   553,768        $   160,073        $        19
                                                               ====================================================================

                                                               --------------------------------------------------------------------
                                                                        Opportunity                           Small Cap
                                                                          Growth                                Stock
                                                                        Subaccount                            Subaccount
For the years ended, except as indicated /1/                   12/31/2003         12/31/2002         12/31/2003         12/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                    $         -        $         -        $       202        $         -
Net realized gains(losses) on investments                              143                  -              1,618             (5,645)
Change in net unrealized appreciation(depreciation)
  on investments                                                     9,834                 (1)           697,966           (277,679)
                                                               --------------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations                9,977                 (1)           699,786           (283,324)

Unit Transactions
Transfer of net premiums                                            57,195                 69          1,041,250            932,748
Transfer of death benefits                                               -                  -            (21,666)            (6,088)
Transfers of surrenders and terminations                                (1)                 -             (1,256)            (1,968)
Policy loan transfer                                                     -                  -             (5,271)            (3,507)
Cost of insurance and administrative charges                        (7,179)                (8)          (415,348)          (321,168)
Transfers between subaccounts                                       28,032                 15             19,967            366,665
Mortality and expense risk charges                                    (225)                 -            (14,228)            (8,560)
                                                               --------------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                  77,822                 76            603,448            958,122

Net Change in Net Assets                                            87,799                 75          1,303,234            674,798

Net Assets Beginning of Period                                          75                  -          1,388,472            713,674

                                                               --------------------------------------------------------------------
Net Assets End of Period                                       $    87,874        $        75        $ 2,691,706        $ 1,388,472
                                                               ====================================================================

                                                               --------------------------------------------------------------------
                                                                        Small Cap           Small Cap
                                                                          Index               Value
                                                                        Subaccount          Subaccount
For the years ended, except as indicated /1/                   12/31/2003         12/31/2002         12/31/2003
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                    $    34,384        $       555        $        46
Net realized gains(losses) on investments                          (10,403)            21,448              3,451
Change in net unrealized appreciation(depreciation)
  on investments                                                 3,130,666         (1,241,102)             7,436
                                                               --------------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations            3,154,647         (1,219,099)            10,933

Unit Transactions
Transfer of net premiums                                         2,799,150          2,909,691             54,598
Transfer of death benefits                                         (81,427)           (62,157)                 -
Transfers of surrenders and terminations                           (49,224)           (36,627)                 -
Policy loan transfer                                                 2,748              6,865                  -
Cost of insurance and administrative charges                    (1,288,760)        (1,447,558)            (7,727)
Transfers between subaccounts                                     (385,657)          (192,369)            57,008
Mortality and expense risk charges                                 (66,095)           (56,670)              (175)
                                                               --------------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                 930,735          1,121,175            103,704

Net Change in Net Assets                                         4,085,382            (97,924)           114,637

Net Assets Beginning of Period                                   7,278,489          7,376,413                  -

                                                               --------------------------------------------------------------------
Net Assets End of Period                                       $11,363,871        $ 7,278,489        $   114,637
                                                               ====================================================================

/1/ Certain subaccounts commenced operations during 2003 and 2002 as disclosed in the accompanying notes.

    The accompanying notes are in integral part of these financial statements

                          THRIVENT VARIABLE LIFE ACCOUNT I
                   Statements of Changes in Net Assets--continued

                                                                     --------------------------------------------------------------
                                                                                Mid Cap                          Mid Cap
                                                                             Select Growth                        Growth
                                                                              Subaccount                        Subaccount
For the years ended, except as indicated /1/                         12/31/2003         12/31/2002       12/31/2003     12/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                          $         -        $         -      $         -    $         -
Net realized gains(losses) on investments                                    225                  -              132              -
Change in net unrealized appreciation(depreciation) on investments        11,380                 (1)          28,182             (2)
                                                                     --------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations                     11,605                 (1)          28,314             (2)

Unit Transactions
Transfer of net premiums                                                  60,176                 64          138,097            237
Transfer of death benefits                                                   (26)                 -                -              -
Transfers of surrenders and terminations                                      (8)                 -              (26)             -
Policy loan transfer                                                           -                  -                -              -
Cost of insurance and administrative charges                              (6,358)                (4)         (20,310)           (10)
Transfers between subaccounts                                             61,966                  0          137,358             14
Mortality and expense risk charges                                          (323)                               (731)
                                                                     --------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                       115,427                 60          254,387            241

Net Change in Net Assets                                                 127,032                 59          282,701            239

Net Assets Beginning of Period                                                59                  -              239              -

                                                                     --------------------------------------------------------------
Net Assets End of Period                                             $   127,091        $        59      $   282,940    $       239
                                                                     ==============================================================

                                                                     --------------------------------------------------------------
                                                                               Mid Cap                           Mid Cap
                                                                                Stock                             Index
                                                                              Subaccount                        Subaccount
For the years ended, except as indicated /1/                         12/31/2003         12/31/2002       12/31/2003     12/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                          $     4,550        $     4,038      $     6,955    $     3,208
Net realized gains(losses) on investments                                    (35)            (6,242)           6,581          1,448
Change in net unrealized appreciation(depreciation) on investments       505,639           (195,456)         259,594        (86,520)

                                                                     --------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations                    510,154           (197,660)         273,130        (81,864)

Unit Transactions
Transfer of net premiums                                                 802,696            822,697          403,103        254,649
Transfer of death benefits                                               (15,019)            (2,024)          (4,344)        (1,699)
Transfers of surrenders and terminations                                  (1,943)              (636)            (294)        (1,986)
Policy loan transfer                                                      (2,898)               497           (2,083)        (3,409)
Cost of insurance and administrative charges                            (336,001)          (280,425)        (138,035)       (85,529)
Transfers between subaccounts                                             24,786            281,560          198,542        222,975
Mortality and expense risk charges                                       (12,425)            (7,983)          (6,261)        (3,351)

                                                                     --------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                       459,197            813,686          450,628        381,650

Net Change in Net Assets                                                 969,351            616,026          723,758        299,786

Net Assets Beginning of Period                                         1,298,853            682,827          568,029        268,243

                                                                     --------------------------------------------------------------
Net Assets End of Period                                             $ 2,268,204        $ 1,298,853      $ 1,291,787    $   568,029
                                                                     ==============================================================

                                                                     --------------------------------------------------------------
                                                                                World
                                                                                Growth                        International
                                                                              Subaccount                        Subaccount
For the years ended, except as indicated /1/                         12/31/2003         12/31/2002       12/31/2003     12/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                          $       178        $         -      $    47,607    $    35,548
Net realized gains(losses) on investments                                    190                (20)         (49,917)       (33,152)
Change in net unrealized appreciation(depreciation) on investments        24,705                 (8)         981,619       (591,248)

                                                                     --------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations                     25,073                (28)         979,309       (588,852)

Unit Transactions
Transfer of net premiums                                                  91,989              2,796        1,572,714      1,589,897
Transfer of death benefits                                                  (956)                 -          (33,460)       (22,120)
Transfers of surrenders and terminations                                     (28)                 -           (4,830)        (4,562)
Policy loan transfer                                                           -                  -           (9,314)       (16,163)
Cost of insurance and administrative charges                             (12,927)               (20)        (594,587)      (635,701)
Transfers between subaccounts                                             83,371                315          (29,409)       (34,579)
Mortality and expense risk charges                                          (439)                (2)         (25,983)       (20,458)
                                                                     --------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                       161,010              3,089          875,132        856,314

Net Change in Net Assets                                                 186,083              3,061        1,854,441        267,462

Net Assets Beginning of Period                                             3,061                  -        2,823,500      2,556,038

                                                                     --------------------------------------------------------------
Net Assets End of Period                                             $   189,144        $     3,061      $ 4,677,941    $ 2,823,500
                                                                     ==============================================================

/1/ Certain subaccounts commenced operations during 2003 and 2002 as disclosed in the accompanying notes.

    The accompanying notes are an integral part of these financial statements

                         THRIVENT VARIABLE LIFE ACCOUNT I
                  Statements of Changes in Net Assets--continued

                                                                     --------------------------------------------------------------
                                                                                 All
                                                                                 Cap                             Growth
                                                                              Subaccount                       Subaccount
For the years ended, except as indicated /1/                         12/31/2003         12/31/2002      12/31/2003     12/31/2002
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                          $         82       $         -     $         33   $          -
Net realized gains(losses) on investments                                     401                 -            2,117              -
Change in net unrealized appreciation(depreciation)
 on investments                                                             5,647                (1)         223,325             (6)
                                                                     --------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations                       6,130                (1)         225,475             (6)

Unit Transactions
Transfer of net premiums                                                   39,281               186          433,375            261
Transfer of death benefits                                                      -                 -           (5,563)             -
Transfers of surrenders and terminations                                      (30)                -           (3,664)             -
Policy loan transfer                                                            -                 -             (544)             -
Cost of insurance and administrative charges                               (7,921)               (6)        (151,515)            (5)
Transfers between subaccounts                                              21,633                 -          904,218              2
Mortality and expense risk charges                                           (154)                            (5,479)
                                                                     --------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                         52,809               180        1,170,829            258

Net Change in Net Assets                                                   58,939               179        1,396,304            252

Net Assets Beginning of Period                                                179                 -              252              -

                                                                     --------------------------------------------------------------
Net Assets End of Period                                             $     59,118       $       179     $  1,396,556   $        252
                                                                     ==============================================================

                                                                     --------------------------------------------------------------
                                                                               Investors                         Growth
                                                                                Growth                           Stock
                                                                              Subaccount                       Subaccount
For the years ended, except as indicated /1/                         12/31/2003         12/31/2002      12/31/2003     12/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                          $         46       $         -     $        163   $          6
Net realized gains(losses) on investments                                     368                 -              357            (43)
Change in net unrealized appreciation(depreciation)
 on investments                                                             5,230                 -            9,996            (42)
                                                                     --------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations                       5,644                 -           10,516            (79)

Unit Transactions
Transfer of net premiums                                                   45,331                 -           52,012          3,618
Transfer of death benefits                                                      -                 -                -              -
Transfers of surrenders and terminations                                      (12)                -              (46)             -
Policy loan transfer                                                            -                 -                -              -
Cost of insurance and administrative charges                               (3,867)                -           (7,352)           (33)
Transfers between subaccounts                                              14,017                 -           41,579            217
Mortality and expense risk charges                                           (211)                -             (245)            (2)
                                                                     --------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                         55,257                 -           85,948          3,800

Net Change in Net Assets                                                   60,901                 -           96,464          3,721

Net Assets Beginning of Period                                                  -                 -            3,721              -

                                                                     --------------------------------------------------------------
Net Assets End of Period                                             $     60,901       $         -     $    100,185   $      3,721
                                                                     ==============================================================

                                                                     --------------------------------------------------------------
                                                                                Capital                      Large Company
                                                                                Growth                           Index
                                                                              Subaccount                       Subaccount
For the years ended, except as indicated /1/                         12/31/2003         12/31/2002      12/31/2003     12/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                          $     24,906       $    15,950     $    217,629   $      1,584
Net realized gains(losses) on investments                                 (15,725)          (16,515)        (230,523)      (387,616)
Change in net unrealized appreciation(depreciation)
 on investments                                                           793,164          (611,888)       4,325,088     (3,369,507)
                                                                     --------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations                     802,345          (612,453)       4,312,194     (3,755,539)

Unit Transactions
Transfer of net premiums                                                2,269,244         2,040,082        5,664,729      6,077,016
Transfer of death benefits                                                (30,609)          (11,283)        (161,127)      (120,582)
Transfers of surrenders and terminations                                  (12,461)           (2,993)         (59,358)       (46,682)
Policy loan transfer                                                       (3,926)           (8,144)          11,508        (29,051)
Cost of insurance and administrative charges                             (878,419)         (703,977)      (2,469,953)    (2,732,025)
Transfers between subaccounts                                             409,798           441,751         (641,901)    (1,280,646)
Mortality and expense risk charges                                        (28,585)          (18,072)        (123,566)      (108,092)
                                                                     --------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                      1,725,042         1,737,364        2,220,333      1,759,938

Net Change in Net Assets                                                2,527,388         1,124,911        6,532,527     (1,995,601)

Net Assets Beginning of Period                                          2,843,781         1,718,870       14,035,058     16,030,659

                                                                     --------------------------------------------------------------
Net Assets End of Period                                             $  5,371,169       $ 2,843,781     $ 20,567,585   $ 14,035,058
                                                                     ==============================================================

/1/ Certain subaccounts commenced operations during 2003 and 2002 as disclosed in the accompanying notes.

    The accompanying notes are an integral part of these financial statements

                        THRIVENT VARIABLE LIFE ACCOUNT I
                 Statements of Changes in Net Assets--continued

                                                                      --------------------------------------------------------------
                                                                                      Real Estate
                                                                         Value         Securities                  Balanced
                                                                       Subaccount      Subaccount                 Subaccount
For the years ended, except as indicated /1/                             12/31/2003    12/31/2003      12/31/2003         12/31/2002
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                           $       8,184     $   4,549     $   165,675       $     $ 255
Net realized gains(losses) on investments                                     1,459         2,644         (64,702)           52,581
Change in net unrealized appreciation(depreciation) on investments          141,474        10,590         814,581          (528,293)
                                                                      -------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations                       151,117        17,783         915,554          (475,457)

Unit Transactions
Transfer of net premiums                                                    241,926       163,780       1,567,708         1,467,070
Transfer of death benefits                                                   (1,530)            -         (33,717)          (34,547)
Transfers of surrenders and terminations                                        (15)          (39)        (32,774)          (32,625)
Policy loan transfer                                                         (1,028)          (69)        (14,110)           13,675
Cost of insurance and administrative charges                                (65,847)       (7,223)       (748,039)         (653,420)
Transfers between subaccounts                                               577,525        71,355        (152,078)           12,181
Mortality and expense risk charges                                           (3,349)         (418)        (40,992)          (33,354)
                                                                      -------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                          747,681       227,385         545,997           738,980

Net Change in Net Assets                                                    898,798       245,168       1,461,551           263,523

Net Assets Beginning of Period                                                    -             -       5,088,275         4,824,752

                                                                      -------------------------------------------------------------
Net Assets End of Period                                              $     898,798     $ 245,168     $ 6,549,826       $ 5,088,275
                                                                      =============================================================

                                                                     ---------------------------------------------------------------
                                                                                                                High Yield
                                                                               High Yield                          Bond
                                                                               Subaccount                       Subaccount
For the years ended, except as indicated /1/                          12/31/2003        2/31/2002      12/31/2003         12/31/2002
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                          $    5,595         $       -      $   70,391        $   56,083
Net realized gains(losses) on investments                                   213                 -          (3,176)           (9,733)
Change in net unrealized appreciation(depreciation) on investments        9,768                 -         133,741           (40,074)
                                                                     ---------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations                    15,576                 -         200,956             6,276

Unit Transactions
Transfer of net premiums                                                 81,011                 5         236,070           181,312
Transfer of death benefits                                                  (46)                -          (3,819)           (2,085)
Transfers of surrenders and terminations                                    (10)                -            (325)           (1,321)
Policy loan transfer                                                        (41)                -          (1,089)           (2,218)
Cost of insurance and administrative charges                             (8,169)               (2)       (102,684)          (87,374)
Transfers between subaccounts                                           107,692                 -          77,816            82,165
Mortality and expense risk charges                                         (514)                -          (6,761)           (4,641)
                                                                     ---------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                      179,924                 3         199,208           165,838

Net Change in Net Assets                                                195,500                 3         400,164           172,114

Net Assets Beginning of Period                                                3                 -         710,291           538,177

                                                                     --------------------------------------------------------------
Net Assets End of Period                                             $  195,503         $       3      $1,110,455        $  710,291
                                                                     ==============================================================

                                                                     -------------------------------------------------------------
                                                                                                                 Bond
                                                                                 Income                          Index
                                                                               Subaccount                      Subaccount
For the years ended, except as indicated /1/                         12/31/2003          2/31/2002   12/31/2003          12/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                          $    4,698          $       -   $   67,980        $     49,093
Net realized gains(losses) on investments                                    71                  -        4,171               2,471
Change in net unrealized appreciation(depreciation) on investments        2,676                  2      (18,630)             36,775
                                                                     --------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations                     7,445                  2       53,521              88,339

Unit Transactions
Transfer of net premiums                                                110,124                115      632,406             417,556
Transfer of death benefits                                                    -                  -       (7,485)            (15,739)
Transfers of surrenders and terminations                                     (1)                 -       (1,212)             (7,507)
Policy loan transfer                                                          -                  -       (6,673)                  -
Cost of insurance and administrative charges                            (19,065)                (2)    (232,770)           (159,939)
Transfers between subaccounts                                           191,437                 70      (47,222)            477,498
Mortality and expense risk charges                                         (850)                 -      (11,862)             (6,964)
                                                                     --------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                      281,645                183      325,182             704,905

Net Change in Net Assets                                                289,090                185      378,703             793,244

Net Assets Beginning of Period                                              185                  -    1,383,159             589,915
                                                                     --------------------------------------------------------------
Net Assets End of Period                                             $  289,275          $     185   $1,761,862        $  1,383,159
                                                                     ==============================================================

/1/ Certain subaccounts commenced operations during 2003 and 2002 as disclosed in the accompanying notes.

    The accompanying notes are an integral part of these financial statements

                        THRIVENT VARIABLE LIFE ACCOUNT I
                 Statements of Changes in Net Assets--continued

                                                                      --------------------------------------------------------------
                                                                            Limited Maturity              Mortgage         Money
                                                                                  Bond                   Securities        Market
                                                                                Subaccount               Subaccount      Subaccount
For the years ended, except as indicated /1/                          12/31/2003          12/31/2002     12/31/2003      12/31/2003
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                                              $ 2,364          $        -     $      881     $     7,307
Net realized gains(losses) on investments                                  3,522                   -            (16)              -
Change in net unrealized appreciation(depreciation) on investments        (1,748)                  -            654               -
                                                                      -------------------------------------------------------------
   Net Change in Net Assets Resulting from Operations                      4,139                   -          1,519           7,307

Unit Transactions
Transfer of net premiums                                                 140,199                  29         22,785       3,141,979
Transfer of death benefits                                                  (621)                  -              -            (502)
Transfers of surrenders and terminations                                      (1)                  -            (12)            (62)
Policy loan transfer                                                           -                   -            (65)           (862)
Cost of insurance and administrative charges                             (17,631)                  -         (4,749)       (107,780)
Transfers between subaccounts                                            219,527                   -         78,381      (1,639,750)
Mortality and expense risk charges                                          (850)                              (210)         (4,818)
                                                                      -------------------------------------------------------------
   Net Change in Net Assets from Unit Transactions                       340,623                  29         96,129       1,388,206

Net Change in Net Assets                                                 344,762                  29         97,648       1,395,513

Net Assets Beginning of Period                                                29                   -              -               -
                                                                      -------------------------------------------------------------
Net Assets End of Period                                              $  344,791          $       29     $   97,648     $ 1,395,513
                                                                      =============================================================


/1/ Certain subaccounts commenced operations during 2003 and 2002 as disclosed in the accompanying notes.

    The accompanying notes are an integral part of these financial statements

Thrivent Variable Life Account I
Notes to Financial Statements
As of December 31, 2003


(1) ORGANIZATION

The Thrivent Variable Life Account ( the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has twenty-eight subaccounts, each of which invests in a corresponding portfolio of either the AAL Variable Product Series Fund, Inc. or the LB Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount                                           Series
Technology Stock                                     AAL Variable Product Series Fund, Inc. - Technology Stock Portfolio
Small Cap Growth (f)                                 LB Series Fund, Inc. - Small Cap Growth Portfolio
Opportunity Growth (f)                               LB Series Fund, Inc. - Opportunity Growth Portfolio
Small Cap Stock                                      AAL Variable Product Series Fund, Inc. - Small Cap Stock Portfolio
Small Cap Index                                      AAL Variable Product Series Fund, Inc. - Small Cap Index Portfolio
Small Cap Value (a)                                  AAL Variable Product Series Fund, Inc. - Small Cap Value Portfolio
Mid Cap Select Growth (f)                            LB Series Fund, Inc. - Mid Cap Select Growth Portfolio
Mid Cap Growth (f)                                   LB Series Fund, Inc. - Mid Cap Growth Portfolio
Mid Cap Stock                                        AAL Variable Product Series Fund, Inc. - Mid Cap Stock Portfolio
Mid Cap Index                                        AAL Variable Product Series Fund, Inc. - Mid Cap Index Portfolio
World Growth (f)                                     LB Series Fund, Inc. - World Growth Portfolio
International                                        AAL Variable Product Series Fund, Inc. - International Portfolio
All Cap (f)                                          LB Series Fund, Inc. - All Cap Portfolio
Growth (f)                                           LB Series Fund, Inc. - Growth Portfolio (c)
Investors Growth (f)                                 LB Series Fund, Inc. - Investors Growth Portfolio
Growth Stock (f)                                     LB Series Fund, Inc. - Growth Stock Portfolio
Capital Growth                                       AAL Variable Product Series Fund, Inc. - Capital Growth Portfolio
Large Company Index                                  AAL Variable Product Series Fund, Inc. - Large Company Index Portfolio
Value                                                LB Series Fund, Inc. - Value Portfolio (d)
Real Estate Securities (a)                           AAL Variable Product Series Fund, Inc. - Real Estate Securities Portfolio
Balanced                                             AAL Variable Product Series Fund, Inc. - Balanced Portfolio
High Yield (f)                                       LB Series Fund, Inc. - High Yield Portfolio
High Yield Bond                                      AAL Variable Product Series Fund, Inc. - High Yield Bond Portfolio
Income (f)                                           LB Series Fund, Inc. - Income Portfolio
Bond Index                                           AAL Variable Product Series Fund, Inc. - Bond Index Portfolio
Limited Maturity Bond (f)                            LB Series Fund, Inc. - Limited Maturity Bond Portfolio
Mortgage Securities (a)                              AAL Variable Product Series Fund, Inc. - Mortgage Securities Portfolio
Money Market (b)                                     LB Series Fund, Inc. - Money Market Portfolio (e)

(a) Since Inception, April 30, 2003
(b) Since Inception, April 25, 2003
(c) AAL Series Fund. - Aggressive Growth Portfolio merged into the LB Series Fund Inc. - Growth Portfolio as of April 25, 2003.
(d) AAL Series Fund. - Equity Income Portfolio merged into the LB Series Fund Inc. - Value Portfolio as of April 25, 2003.
(e) AAL Series Fund. - Money Market Portfolio merged into the LB Series Fund Inc. - Money Market Portfolio as of April 25, 2003.
(f) Since Inception, April 30, 2002

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

The Variable Account is used to fund flexible premium variable universal life insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium variable universal life insurance contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.

                        Thrivent Variable Life Account I
                    Notes to Financial Statements (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) EXPENSE CHARGES

Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent less any applicable premium taxes. No charge for sales distribution expense is deducted from premiums received.

A per policy monthly administration charge of $4 and a cost of insurance charge, which varies by risk class, sex, amount at risk, and age, is deducted as compensation for administrative and insurance expenses, respectively. A sales charge of 3.0% is deducted from each participant payment to cover sales and other expenses and to provide support for Thrivent Financials fraternal activities. The contract owner may make up to twelve transfers between investment options per certificate year, but thereafter, each transfer is subject to a $25 transfer charge. The above expenses are deducted by redeeming units of the subaccounts of the Variable Account.

A surrender charge is imposed in the event the contract is surrendered or the specified amount is reduced. The initial surrender charge is based on the amount per thousand of specified coverage for which the contract is issued. The amount per thousand varies by risk class, sex, and issue age. The cash value is reduced by the surrender charge. The charge decreases over the first 10 contract years to zero in the 11th contract year. The surrender charge is deducted deducted by redeeming units of the subaccounts of the Variable Account.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 0.75% of the total subaccount cash value during the first 15 years dropping to approximately 0.25% thereafter. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

Additionally, during the year ended December 31, 2003, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund. The Fund's advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:

                         % of Average                               % of Average
Subaccount                 Net Assets    Subaccount                   Net Assets
-------------------------------------    ---------------------------------------
Technology Stock                0.75%    Investors Growth                  0.80%
Small Cap Growth                1.00%    Growth Stock                      0.80%
Opportunity Growth              0.40%    Capital Growth                    0.65%
Small Cap Stock                 0.70%    Large Company Index               0.32%
Small Cap Index                 0.35%    Value                             0.60%
Small Cap Value                 0.80%    Real Estate Securities            0.80%
Mid Cap Select Growth           0.90%    Balanced                          0.32%
Mid Cap Growth                  0.40%    High Yield                        0.40%
Mid Cap Stock                   0.70%    High Yield Bond                   0.40%
Mid Cap Index                   0.35%    Income                            0.40%
International                   0.80%    Bond Index                        0.35%
World Growth                    0.85%    Limited Maturity Bond             0.40%
All Cap                         0.95%    Mortgage Securities               0.50%
Growth                          0.40%    Money Market                      0.40%

                        Thrivent Variable Life Account I
                    Notes to Financial Statements (continued)

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

                                           ----------------------------------------------------------------------------------------
                                              Technology     Small Cap    Opportunity     Small Cap       Small Cap      Small Cap
                                                 Stock        Growth        Growth          Stock           Index          Value
                                           -------------    ----------    -----------     -------------   ----------- -------------
Units outstanding at December 31, 2001.....       43,726             -              -            65,302       623,185             -
  Units issued.............................       93,461             2              9           132,976       264,737             -
  Units redeemed...........................      (22,132)           (1)       (38,672)         (165,388)            -
                                           -------------    ----------    -----------     -------------   ----------- -------------

Units outstanding at December 31, 2002.....      115,055             2              8           159,606       722,534             -
  Units issued.............................       84,919        11,846          6,829           119,187       266,947         8,995
  Units redeemed...........................      (37,958)       (1,080)          (623)          (58,169)     (187,001)         (897)
                                           -------------    ----------    -----------     -------------   ----------- -------------

Units outstanding at December 31, 2003.....      162,016        10,768          6,214           220,624       802,480         8,098
                                           =============    ==========    ===========     =============   =========== =============

                                           ----------------------------------------------------------------------------------------
                                               Mid Cap         Mid Cap        Mid Cap        Mid Cap         World
                                           Select Growth       Growth          Stock         Index          Growth    International
                                           -------------    ----------    -----------     -------------   ----------- -------------
Units outstanding at December 31, 2001.....            -        75,734         26,247                 -       285,486
  Units issued.............................            6            25        132,568            49,569           303       200,957
  Units redeemed...........................            -            (1)       (37,923)          (10,688)           (2)      (96,860)
                                           -------------    ----------    -----------     -------------   ----------- -------------

Units outstanding at December 31, 2002.....            6            24        170,379            65,128           301       389,583
  Units issued.............................        9,915        22,537        118,579            64,056        15,341       222,098
  Units redeemed...........................         (597)       (1,707)       (64,113)          (19,311)       (1,458)     (109,969)
                                           -------------    ----------    -----------     -------------   ----------- -------------
Units outstanding at December 31, 2003.....        9,324        20,854        224,845           109,873        14,184       501,712
                                           =============    ==========    ===========     =============   =========== =============

                                           ----------------------------------------------------------------------------------------
                                                                            Investors         Growth        Capital   Large Company
                                                 All Cap       Growth         Growth           Stock        Growth        Index
                                           -------------    ----------    -----------     -------------   ----------- -------------
Units outstanding at December 31, 2001.....            -             -              -                 -       189,361     1,488,611
  Units issued.............................           19            26              -               380       317,839       657,069
  Units redeemed...........................           (1)            -              -                (4)     (104,002)     (470,060)
                                           -------------    ----------    -----------     -------------   ----------- -------------

Units outstanding at December 31, 2002.....           18            26              -               376       403,198     1,675,620
  Units issued.............................        5,938       127,010          5,810             8,441       380,266       664,556
  Units redeemed...........................       (1,113)      (17,063)          (664)           (1,086)     (158,648)     (425,230)
                                           -------------    ----------    -----------     -------------   ----------- -------------

Units outstanding at December 31, 2003.....        4,843       109,973          5,146             7,731       624,816     1,914,946
                                           =============    ==========    ===========     =============   =========== =============

                                           ----------------------------------------------------------------------------------------
                                                           Real Estate                                     High Yield
                                                 Value      Securities       Balanced       High Yield        Bond       Income
                                           -------------    ----------    -----------     -------------   ----------- -------------
Units outstanding at December 31, 2001.....            -             -        414,271                 -        59,085             -
  Units issued.............................            -             -        150,607                 -        31,350            18
  Units redeemed...........................            -             -        (83,417)                -       (12,767)            -
                                           -------------    ----------    -----------     -------------   ----------- -------------
Units outstanding at December 31, 2002.....            -             -        481,461                 -        77,668            18
  Units issued.............................       79,383        21,450        168,807            15,532        33,499        28,116
  Units redeemed...........................       (8,091)       (2,594)      (121,365)           (1,091)      (14,367)       (2,196)
                                           -------------    ----------    -----------     -------------   ----------- -------------
Units outstanding at December 31, 2003.....       71,292        18,856        528,903            14,441        96,800        25,938
                                           =============    ==========    ===========     =============   =========== =============

                                           ------------------------------------------------------------
                                                 Bond          Limited      Mortgage           Money
                                                 Index     Maturity Bond   Securities          Market
                                           -------------    ----------    -----------     -------------
Units outstanding at December 31, 2001.....       46,561             -              -                 -
  Units issued.............................       70,637             -              -                 -
  Units redeemed...........................      (17,660)            -              -                 -
                                           -------------    ----------    -----------     -------------
Units outstanding at December 31, 2002.....       99,538             -              -                 -
  Units issued.............................       66,720        34,696         10,526         4,233,641
  Units redeemed...........................      (43,850)       (2,077)          (938)       (2,848,211)
                                           -------------    ----------    -----------     -------------

Units outstanding at December 31, 2003.....      122,408        32,619          9,588         1,385,430
                                           =============    ==========    ===========     =============

                        Thrivent Variable Life Account I
                    Notes to Financial Statements (continued)

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2003 were as follows:

                                   Purchases             Sales
Subaccount
----------
Technology Stock                     $340,610           $57,753
Small Cap Growth                      145,634             2,885
Opportunity                            79,304             1,482
Small Cap Stock                       705,568           102,357
Small Cap Index                     1,492,827           527,709
Small Cap Value                       109,434             2,280
Mid Cap Select Growth                 117,916             2,488
Mid Cap Growth                        256,433             1,607
Mid Cap Stock                         616,603           152,856
Mid Cap Index                         502,407            37,628
World                                 164,688             3,500
International                       1,036,290           113,551
All Cap                                57,769             4,878
Growth                              1,190,249            19,387
Investors Growth                       59,731             4,428
Growth Stock                           90,887             4,777
Capital Growth                      1,950,235           200,287
Large Company Index                 3,156,421           718,460
Value                                 773,302            17,437
Real Estate                           256,361            22,557
Balanced                            1,129,119           417,448
High Yield                            191,157             5,639
High Yield Bond                       319,087            49,487
Income                                295,010             8,667
Bond Index                            743,381           350,219
Limited Maturity Bond                 351,627             5,131
Mortgage Securities                   103,028             6,018
Money Market                        3,183,097         1,790,349

                        Thrivent Variable Life Account I
                    Notes to Financial Statements (continued)

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the three years in the period ended December 31, 2003, follows:

Subaccount                                2003               2002              2001
--------------------------------------------------------------------------------------
Technology Stock
Units                                         162,016        115,055          43,725
Unit value                                $      7.28     $     4.81      $     8.25
Net assets                                $ 1,179,217     $  553,768      $  361,266
Ratio of expenses to net assets (a)              0.00%          0.00%           0.00%
Investment income ratio (b)                      0.00%          0.00%           0.00%
Total Return (c)                                51.36%        (42.14)%        (17.51)%

Small Cap Growth
Units                                          10,768              2
Unit value                                $     14.87     $    10.34
Net assets                                $   160,073     $       19
Ratio of expenses to net assets (a)              0.00%          0.00%
Investment income ratio (b)                      0.00%          0.00%
Total Return (c)                                43.83%          3.22%

Opportunity Growth
Units                                           6,214              8
Unit value                                $     14.14     $     9.93
Net assets                                $    87,874     $       75
Ratio of expenses to net assets (a)              0.00%          0.00%
Investment income ratio (b)                      0.00%          0.00%
Total Return (c)                                42.35%         (0.79)%

Small Cap Stock
Units                                         220,624        159,606          65,302
Unit value                                $     12.20     $     8.70      $    10.94
Net assets                                $ 2,691,706     $1,388,472      $  713,674
Ratio of expenses to net assets (a)              0.00%          0.00%           0.00%
Investment income ratio (b)                      0.01%          0.00%           0.25%
Total Return (c)                                40.19%        (21.01)%          9.35%

Small Cap Index
Units                                         802,480        722,534         623,185
Unit value                                $     14.16     $    10.07      $    12.04
Net assets                                $11,363,871     $7,278,489      $7,376,413
Ratio of expenses to net assets (a)              0.00%          0.00%           0.00%
Investment income ratio (b)                      0.39%          0.01%           0.40%
Total Return (c)                                40.62%        (16.36)%          6.38%

Small Cap Value
Units                                           8,098
Unit value                                $     14.16
Net assets                                $   114,637
Ratio of expenses to net assets (a)              0.00%
Investment income ratio (b)                      0.13%
Total Return (c)                                41.55%

Mid Cap Select Growth
Units                                           9,324              6
Unit value                                $     13.63     $     9.92
Net assets                                $   127,091     $       59
Ratio of expenses to net assets (a)              0.00%          0.00%
Investment income ratio (b)                      0.00%          0.00%
Total Return (c)                                37.34%         (0.87)%

Mid Cap Growth
Units                                          20,854             24
Unit value                                $     13.57     $     9.98
Net assets                                $   282,940     $      239
Ratio of expenses to net assets (a)              0.00%          0.00%
Investment income ratio (b)                      0.00%          0.00%
Total Return (c)                                35.92%         (0.31)%

                        Thrivent Variable Life Account I
                    Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount                                        2003           2002            2001
---------------------------------------------------------------------------------------
Mid Cap Stock
Units                                            224,845        170,379        75,734
Unit value                                    $    10.09     $     7.62    $     9.02
Net assets                                    $2,268,204     $1,298,853    $  682,827
Ratio of expenses to net assets (a)                 0.00%          0.00%         0.00%
Investment income ratio (b)                         0.27%          0.39%         0.47%
Total Return (c)                                   32.28%        (16.09)%       (9.79)%

Mid Cap Index
Units                                            109,873         65,126        26,247
Unit value                                    $    11.76     $     8.72    $    10.22
Net assets                                    $1,291,787     $  568,029    $  268,243
Ratio of expenses to net assets (a)                 0.00%          0.00%         0.00%
Investment income ratio (b)                         0.83%          0.73%         1.02%
Total Return (c)                                   34.80%        (15.29)%        2.19%

International
Units                                            501,712        389,583       285,487
Unit value                                    $     9.32     $     7.25    $     8.96
Net assets                                    $4,677,941     $2,823,500    $2,556,038
Ratio of expenses to net assets (a)                 0.00%          0.00%         0.00%
Investment income ratio (b)                         1.36%          1.30%         2.25%
Total Return (c)                                   28.61%        (19.65)%      -25.49%

World Growth
Units                                             14,184            301
Unit value                                    $    13.33     $    10.16
Net assets                                    $  189,144     $    3,061
Ratio of expenses to net assets (a)                 0.00%          0.00%
Investment income ratio (b)                         0.31%          0.00%
Total Return (c)                                   31.27%          1.46%

All Cap
Units                                              4,843             18
Unit value                                    $    12.21     $     9.88
Net assets                                    $   59,118     $      179
Ratio of expenses to net assets (a)                 0.00%          0.00%
Investment income ratio (b)                         0.40%          0.00%
Total Return (c)                                   23.52%         (1.30)%

Growth
Units                                            109,973             26
Unit value                                    $    12.70     $     9.73
Net assets                                    $1,396,556     $      252
Ratio of expenses to net assets (a)                 0.00%          0.00%
Investment income ratio (b)                         0.00%          0.00%
Total Return (c)                                   30.49%         (2.81)%

Investors Growth
Units                                              5,146              -
Unit value                                    $    11.84     $     0.00
Net assets                                    $   60,901     $        0
Ratio of expenses to net assets (a)                 0.00%          0.00%
Investment income ratio (b)                         0.00%          0.00%
Total Return (c)                                   22.75%          0.00%

Growth Stock
Units                                              7,731            376
Unit value                                    $    12.96     $     9.89
Net assets                                    $  100,185     $    3,721
Ratio of expenses to net assets (a)                 0.00%          0.00%
Investment income ratio (b)                         0.50%          0.80%
Total Return (c)                                   31.05%         (1.24)%

                        Thrivent Variable Life Account I
                    Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount                                    2003           2002            2001
---------------------------------------------------------------------------------------
Capital Growth
Units                                         624,816        403,198          189,361
Unit value                                $      8.60    $      7.05      $      9.14
Net assets                                $ 5,371,169    $ 2,843,781      $ 1,718,870
Ratio of expenses to net assets (a)              0.00%          0.00%            0.00%
Investment income ratio (b)                      0.64%          0.67%            0.57%
Total Return (c)                                21.99%        (23.07)%          (8.60)%

Large Company Index
Units                                       1,914,946      1,675,620        1,448,611
Unit value                                $     10.74    $      8.38      $     10.77
Net assets                                 20,567,585    $14,035,058      $16,030,659
Ratio of expenses to net assets (a)              0.00%          0.00%            0.00%
Investment income ratio (b)                      1.31%          0.01%            1.00%
Total Return (c)                                28.21%        (22.79)%         (12.15)%

Value
Units                                          71,292
Unit value                                $     12.61
Net assets                                $   898,798
Ratio of expenses to net assets (a)              0.00%
Investment income ratio (b)                      1.26%
Total Return (c)                                26.07%

Real Estate
Units                                          18,856
Unit value                                $     13.00
Net assets                                $   245,168
Ratio of expenses to net assets (a)              0.00%
Investment income ratio (b)                      5.94%
Total Return (c)                                30.02%

Balanced
Units                                         528,903        481,461          414,271
Unit value                                $     12.38    $     10.57      $     11.65
Net assets                                $ 6,549,826    $ 5,088,275      $ 4,824,752
Ratio of expenses to net assets (a)              0.00%          0.00%            0.00%
Investment income ratio (b)                      2.92%          0.01%            3.08%
Total Return (c)                                17.17%         (9.93)%          (3.49)%

High Yield
Units                                          14,441              -
Unit value                                $     13.54    $     10.56
Net assets                                $   195,503    $         3
Ratio of expenses to net assets (a)              0.00%          0.75%
Investment income ratio (b)                      8.22%          0.00%
Total Return (c)                                28.00%          5.64%

High Yield Bond
Units                                          96,800         77,668           59,085
Unit value                                $     11.47    $      9.15      $      9.11
Net assets                                $ 1,110,455    $   710,291      $   538,177
Ratio of expenses to net assets (a)              0.00%          0.00%            0.00%
Investment income ratio (b)                      7.80%          9.07%            9.13%
Total Return (c)                                25.42%         (0.35)%           1.41%

                        Thrivent Variable Life Account I
                    Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount                                     2003         2002           2001
-------------------------------------------------------------------------------------
Income
Units                                         25,938              18
Unit value                                $    11.15      $    10.28
Net assets                                $  289,275      $      185
Ratio of expenses to net assets (a)             0.00%           0.00%
Investment income ratio (b)                     4.32%           0.00%
Total Return (c)                                8.51%          (2.65)%

Bond Index
Units                                        122,408          99,538         46,560
Unit value                                $    14.39     $     13.90       $  12.67
Net assets                                $1,761,862     $ 1,383,159       $589,915
Ratio of expenses to net assets (a)             0.00%           0.00%          0.00%
Investment income ratio (b)                     4.25%           0.00%          6.11%
Total Return (c)                                3.59%           8.86%          8.47%

Limited Maturity Bond
Units                                         32,619               3
Unit value                                $    10.57     $     10.11
Net assets                                $  344,791     $        29
Ratio of expenses to net assets (a)             0.00%           0.00%
Investment income ratio (b)                     2.18%           0.00%
Total Return (c)                                4.48%           1.05%

Mortgage Securities
Units                                          9,588
Unit value                                $    10.18
Net assets                                $   97,648
Ratio of expenses to net assets (a)             0.00%
Investment income ratio (b)                     2.13%
Total Return (c)                                1.85%

Money Market
Units                                      1,385,430
Unit value                                $     1.01
Net assets                                $1,395,513
Ratio of expenses to net assets (a)             0.00%
Investment income ratio (b)                     0.84%
Total Return (c)                                0.53%


(a) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c) These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of the investment option in the variable account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period.

Thrivent Financial for Lutherans

Consolidated Financial Statements

For the Years Ended December 31, 2003, 2002 and 2001

                         Report of Independent Auditors

The Board of Directors
Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (Thrivent Financial), formed as a result of the merger of Lutheran Brotherhood (LB) with and into Aid Association for Lutherans (AAL), as of December 31, 2003 and 2002, and the related consolidated statements of operations, members' equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of Thrivent Financial's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the 2001 financial statements of LB which statements reflect total revenues constituting 44% of the related consolidated financial statement totals for the year then ended and which reflect net income (loss) constituting approximately (3)% of the related consolidated financial statement totals for the year then ended. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to data included for LB, is based solely on the report of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of other auditors, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.


January 28, 2004

                        Thrivent Financial for Lutherans
                           Consolidated Balance Sheets
                           December 31, 2003 and 2002
                              (dollars in millions)

                                                     2003         2002
                                                  ----------   ----------
Assets
   Fixed maturity securities, at fair value       $   29,103   $   26,793
   Equity securities, at fair value                    1,316        1,379
   Mortgage loans                                      5,817        5,812
   Real estate                                           154          208
   Contract loans                                      1,256        1,272
   Short-term investments                                991          667
   Other investments                                     588          326
                                                  ----------   ----------
      Total investments                               39,225       36,457
   Cash and cash equivalents                           1,751        1,753
   Accrued investment income                             368          363
   Receivables                                           104          112
   Deferred acquisition costs                          1,808        1,723
   Property and equipment, net                           171          186
   Other assets                                           37           33
   Assets held in separate accounts                    9,203        7,354
                                                  ----------   ----------
Total Assets                                      $   52,667   $   47,981
                                                  ==========   ==========
Liabilities
   Future contract benefits                       $   11,337   $   10,836
   Contractholder funds                               22,510       21,090
   Unpaid claims and claim expenses                      219          186
   Notes payable                                          83           91
   Amounts due to brokers                              2,401        2,169
   Other liabilities                                     658          637
   Liabilities related to separate accounts            9,191        7,317
                                                  ----------   ----------
Total Liabilities                                     46,399       42,326
Members' Equity
   Retained earnings                                   5,102        4,850
   Accumulated other comprehensive income              1,166          805
                                                  ----------   ----------
Total Members' Equity                                  6,268        5,655
                                                  ----------   ----------
Total Liabilities and Members' Equity             $   52,667   $   47,981
                                                  ==========   ==========

The accompanying notes are an integral part of these consolidated financial statements.

                        Thrivent Financial for Lutherans
                      Consolidated Statements of Operations
              For the Years Ended December 31, 2003, 2002 and 2001
                              (dollars in millions)

                                                     2003         2002         2001
                                                  ----------   ----------   ----------
Revenues
   Premiums                                       $    1,253   $    1,311   $    1,266
   Net investment income                               2,163        2,180        2,171
   Realized investment gains (losses), net                89         (324)          16
   Contract charges                                      536          529          544
   Other revenue                                         178          175          188
                                                  ----------   ----------   ----------
Total Revenues                                         4,219        3,871        4,185
Benefits and Expenses
   Contract claims and other benefits                    998          929          858
   Increase in contract reserves                         664          780          773
   Interest credited                                   1,053        1,094        1,128
   Dividends to members                                  281          323          344
                                                  ----------   ----------   ----------
      Total benefits                                   2,996        3,126        3,103
   Underwriting, acquisition and insurance
    expenses                                             684          648          578
   Amortization of deferred acquisition costs            151          194          168
   Fraternal benefits and expenses                       136          195          201
                                                  ----------   ----------   ----------
      Total expenses                                     971        1,037          947
                                                  ----------   ----------   ----------
Total Benefits and Expenses                            3,967        4,163        4,050
                                                  ----------   ----------   ----------
Net Income (Loss)                                 $      252   $     (292)  $      135
                                                  ==========   ==========   ==========

The accompanying notes are an integral part of these consolidated financial statements.

                        Thrivent Financial for Lutherans
                   Consolidated Statements of Members' Equity
              For the Years Ended December 31, 2003, 2002 and 2001
                              (dollars in millions)

                                                   Accumulated
                                                      Other
                                     Retained     Comprehensive
                                     Earnings         Income         Total
                                   ------------   -------------   ------------
Balance as of December 31, 2000    $      5,007   $          69   $      5,076
Comprehensive Income:
   Net income                               135              --            135
   Other comprehensive income                --             136            136
                                                                  ------------
      Total comprehensive income                                           271
                                   ------------   -------------   ------------
Balance as of December 31, 2001           5,142             205          5,347
Comprehensive Income:
   Net loss                                (292)             --           (292)
   Other comprehensive income                --             600            600
                                                                  ------------
      Total comprehensive income                                           308
                                   ------------   -------------   ------------
Balance as of December 31, 2002           4,850             805          5,655
Comprehensive Income:
   Net income                               252              --            252
   Other comprehensive income                --             361            361
                                                                  ------------
      Total comprehensive income                                           613
                                   ------------   -------------   ------------
Balance as of December 31, 2003    $      5,102   $       1,166   $      6,268
                                   ============   =============   ============

The accompanying notes are an integral part of these consolidated financial statements.

                        Thrivent Financial for Lutherans
                      Consolidated Statements of Cash Flows
              For the Years Ended December 31, 2003, 2002 and 2001
                              (dollars in millions)

                                                     2003         2002         2001
                                                  ----------   ----------   ----------
Operating Activities
Net income (loss)                                 $      252   $     (292)  $      135
Adjustments to reconcile net income (loss) to
 net cash provided by operating activities:
   Change in contract liabilities and accruals           534          809          717
   Change in contractholder funds                        360          443          965
   Change in deferred acquisition costs                 (114)         (25)         (64)
   Realized investment (gains) losses, net               (89)         324          (16)
   Changes in other assets and liabilities               140           34          108
                                                  ----------   ----------   ----------
Net Cash Provided by Operating Activities              1,083        1,293        1,845
Investing Activities
Proceeds from sales, maturities or repayments
 of fixed maturity securities, classified
 as available for sale                                41,271       25,039       20,139
Cost of fixed maturity securities acquired,
 classified as available for sale                    (43,617)     (27,300)     (21,159)
Proceeds from sales of equity securities                 918          957        1,029
Cost of equity securities acquired                      (611)      (1,130)      (1,274)
Proceeds from mortgage loans sold, matured
 or repaid                                               962          620          564
Cost of mortgage loans acquired                         (952)        (724)        (926)
Contract loans repaid (issued), net                       16            4          (27)
Purchases of short-term investments, net                (324)        (342)         (35)
Net proceeds from maturities, calls and
 purchases of fixed maturity securities
 classified as held-to-maturity                           --           --          197
Other                                                    192          723          (70)
                                                  ----------   ----------   ----------
Net Cash Used in Investing Activities                 (2,145)      (2,153)      (1,562)
Financing Activities
Universal life and investment contract receipts        1,937        2,196        1,437
Universal life and investment contract
 withdrawals                                            (877)        (886)      (1,366)
                                                  ----------   ----------   ----------
Net Cash Provided by Financing Activities              1,060        1,310           71
                                                  ----------   ----------   ----------
Net Change in Cash and Cash Equivalents                   (2)         450          354
Cash and Cash Equivalents, beginning of year           1,753        1,303          949
                                                  ----------   ----------   ----------
Cash and Cash Equivalents, end of year            $    1,751   $    1,753   $    1,303
                                                  ==========   ==========   ==========

The accompanying notes are an integral part of these consolidated financial statements.

                        Thrivent Financial for Lutherans
                   Notes to Consolidated Financial Statements
                                December 31, 2003

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations
--------------------
Thrivent Financial for Lutherans ("Thrivent Financial") is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial associates. Thrivent Financial also offers its members additional related financial services through its subsidiaries and affiliates.

Thrivent Financial was formed on January 1, 2002 through the merger of Lutheran Brotherhood ("LB") with and into Aid Association for Lutherans ("AAL") which subsequently changed its name to Thrivent Financial. The merger was accounted for as a pooling of interests and therefore all financial information for periods prior to the merger has been restated to reflect the combined results of the merged organization.

Significant Accounting Policies
-------------------------------
The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Principles of Consolidation
The consolidated financial statements include the accounts of Thrivent Financial and its wholly-owned subsidiaries, which include a stock life insurance company, a broker-dealer and registered investment advisor, a bank, a real estate development company, and a property and casualty insurance agency. All significant inter-company transactions have been eliminated.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments
Fixed maturity securities: Thrivent Financial's fixed maturity securities portfolio is classified as available-for-sale and carried at fair value. Discounts or premiums on the securities are amortized over the term of the securities using the effective interest method.
Equity securities: Thrivent Financial's equity securities portfolio is classified as available-for-sale and carried at fair value.
Mortgage loans: Mortgage loans are generally stated at their unpaid principal balances, adjusted for premium and discount amortization and an allowance for uncollectible balances. Discounts or premiums are amortized over the term of the loans using the effective interest method.
Real estate: Investment real estate is valued at cost plus capital expenditures less accumulated depreciation. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell. Depreciation expense is determined using the straight-line method over the estimated useful lives of the properties.
Contract loans: Contract loans are generally carried at their aggregate unpaid balances.
Short-term investments: Short-term investments are carried at amortized cost, which approximates fair value.
Other investments: Other investments, consisting primarily of real estate joint ventures, are valued on the equity basis.

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Loaned securities: Securities loaned under Thrivent Financial's securities lending agreement are included in the Consolidated Balance Sheets at fair value. Thrivent Financial measures the fair value of securities loaned against the collateral received on a daily basis. Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.
Unrealized investment gains and losses: Unrealized investment gains and losses on securities classified as available-for-sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members' equity.
Realized investment gains and losses: Realized investment gains and losses on sales of securities are determined using an average cost method. Thrivent Financial periodically reviews its securities portfolios for issues that may have impairments that are other than temporary. Factors considered in this evaluation include the fair value of the security, the duration of any decline in value, the credit quality of the issuer and other available information. Investments that decline in value below cost on other than a temporary basis are written down to fair value as a component of realized investment losses. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains and losses.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Property and Equipment
Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets.

Separate Accounts
Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. Operating results of the separate accounts are not included in the Consolidated Statements of Operations.

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Contract Liabilities and Accruals
Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for non-participating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds
Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits
For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Other Revenue
Other revenue consists primarily of investment advisory fees.

Dividends to Members
Thrivent Financial's insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial's Board of Directors.

Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to Thrivent Financial's fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial's fraternal branch system.

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Income Taxes
Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Thrivent Financial's subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense (benefit) recorded by Thrivent Financial's subsidiaries for the years ended December 31, 2003, 2002 and 2001 totaled $20 million, ($8) million and $3 million, respectively. This tax expense (benefit) is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statement of Operations. Thrivent Financial's subsidiaries had a net deferred tax liability as of December 31, 2003 and 2002 of $43 million and $37 million, respectively.

Reclassifications
Certain prior year balances have been reclassified to conform to the current year presentation.

Note 2. Investments

Fixed maturity securities
-------------------------
The amortized cost and fair value of Thrivent Financial's investment in fixed maturity securities is summarized as follows (dollars in millions):

                                     Amortized  Gross Unrealized    Fair
December 31, 2003                      Cost      Gains   Losses     Value
                                     ---------  -------  -------  ---------
Loan-backed obligations of U.S.
 Government corporations
 and agencies                        $   6,335  $    90  $   (14) $   6,411
U.S. Treasury securities and non-
 loan-backed obligations of U.S.
 Government corporations and
 agencies                                  927       21       (4)       944
Corporate and other bonds               16,193    1,237      (53)    17,377
Mortgage & asset-backed securities       4,287      113      (29)     4,371
                                     ---------  -------  -------  ---------
   Total fixed maturity securities   $  27,742  $ 1,461  $  (100) $  29,103
                                     =========  =======  =======  =========

                                     Amortized  Gross Unrealized    Fair
December 31, 2002                      Cost      Gains   Losses     Value
                                     ---------  -------  -------  ---------
Loan-backed obligations of U.S.
 Government corporations and         $   5,680  $   145  $    --  $   5,825
 agencies
U.S. Treasury securities and non-
 loan-backed obligations of U.S.
 Government corporations and
 agencies                                  948       59       --      1,007
Corporate and other bonds               14,635    1,093     (188)    15,540
Mortgage & asset-backed securities       4,220      215      (14)     4,421
                                     ---------  -------  -------  ---------
   Total fixed maturity securities   $  25,483  $ 1,512  $  (202) $  26,793
                                     =========  =======  =======  =========

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

The fair value of fixed maturity securities for which an unrealized loss has been recognized for less than twelve months totaled $4,751 million at December 31, 2003. The unrealized loss related to these securities was $89 million at December 31, 2003. The fair value of fixed maturity securities for which an unrealized loss has been recognized for greater than twelve months totaled $115 million at December 31, 2003. The unrealized loss related to these securities was $11 million at December 31, 2003.

The amortized cost and fair value of fixed maturity securities by contractual maturity as of December 31, 2003 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (dollars in millions).

                                              Amortized        Fair
                                                 Cost         Value
                                             ------------  ------------
Due in one year or less                      $        783  $        798
Due after one year through five years               5,996         6,386
Due after five years through ten years              7,542         8,100
Due after ten years                                 2,799         3,037
Loan-backed obligations of U.S. Government
 Corporations and agencies                          6,335         6,411
Mortgage and asset-backed securities                4,287         4,371
                                             ------------  ------------
   Total fixed maturity securities           $     27,742  $     29,103
                                             ============  ============

Equity securities
-----------------
The cost and fair value of Thrivent Financial's investment in equity securities as of December 31, 2003 and 2002 are summarized as follows (dollars in millions):

                                                 2003          2002
                                             ------------  ------------
Cost                                         $      1,163  $      1,567
Gross unrealized gains                                171            68
Gross unrealized losses                               (18)         (256)
                                             ------------  ------------
   Fair Value                                $      1,316  $      1,379
                                             ============  ============

The fair value of equity securities for which an unrealized loss has been recognized for less than twelve months totaled $79 million at December 31, 2003. The unrealized loss related to these securities was $7 million at December 31, 2003. The fair value of equity securities for which an unrealized loss has been recognized for greater than twelve months totaled $139 million at December 31, 2003. The unrealized loss related to these securities was $11 million at December 31, 2003.

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage loans
--------------
Thrivent Financial invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income producing properties. The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31, 2003 and 2002, were as follows (dollars in millions):

                                                 2003          2002
                                             ------------  ------------
Commercial                                   $      4,892  $      4,929
Church                                                751           705
Non-commercial                                        209           253
                                             ------------  ------------
                                                    5,852         5,887
                                             ------------  ------------
Allowance for credit losses                           (35)          (75)
                                             ------------  ------------
Total                                        $      5,817  $      5,812
                                             ============  ============
Impaired mortgage loans:
   With allowance for uncollectible loans    $         30  $         11
   Without allowance for uncollectible
    loans                                    $          3  $         49
Allowance for credit losses on impaired
 mortgage loans                              $          5  $         10
Average investment in impaired loans         $         47  $         80

The change in the allowance for credit losses for the years ended December 31, 2003, 2002 and 2001 was as follows (dollars in millions):

                                   2003          2002          2001
                               ------------  ------------  ------------
Allowance for credit losses,
 Beginning of year             $         75  $         82  $         89
Net reductions                          (40)           (7)           (7)
                               ------------  ------------  ------------
Allowance for credit losses,
 end of year                   $         35  $         75  $         82
                               ============  ============  ============

During 2003, Thrivent Financial completed a review of loan loss experience factors used in establishing the allowance for credit losses. As a result of this review, Thrivent Financial reduced the allowance for credit losses by $40 million.

Thrivent Financial does not accrue interest income on impaired mortgage loans, rather income is recognized for these loans when received. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that Thrivent Financial will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. Interest income recognized on impaired mortgage loans totaled $3 million, $4 million and $7 million during the years ended December 31, 2003, 2002 and 2001, respectively.

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Thrivent Financial's mortgage loan investments are diversified among various geographic regions of the United States as well as by property type. The largest concentration in any one geographic region was 28% and 29% as of December 31, 2003 and 2002, respectively. The largest concentration in any one property type was 32% as of both December 31, 2003 and 2002.

Real estate
-----------
The components of real estate investments as of December 31, 2003 and 2002 were as follows (dollars in millions):

                                                 2003          2002
                                             ------------  ------------
Property held for the
 production of income                        $        137  $        220
Property held for sale                                 44            23
                                             ------------  ------------
                                                      181           243
                                             ------------  ------------
Accumulated depreciation                              (27)          (35)
                                             ------------  ------------
   Total                                     $        154  $        208
                                             ============  ============

Investment income
-----------------
Investment income by type of investment for the years ended December 31, 2003, 2002 and 2001 is summarized as follows (dollars in millions):

                                   2003          2002          2001
                               ------------  ------------  ------------
Fixed maturity securities      $      1,533  $      1,535  $      1,499
Equity securities                        36            29            29
Mortgage loans                          459           445           446
Real estate                              21            32            32
Contract loans                           88            87            86
Other invested assets                    53            79           102
                               ------------  ------------  ------------
                                      2,190         2,207         2,194
Investment expenses                      27            27            23
                               ------------  ------------  ------------
   Net investment income       $      2,163  $      2,180  $      2,171
                               ============  ============  ============

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Realized investment gains and losses
------------------------------------
Realized investment gains and losses for the years ended December 31, 2003, 2002 and 2001, were as follows (dollars in millions):

                                                  2003       2002       2001
                                                --------   --------   --------
Net gains(losses) on sales:
   Fixed maturity securities
      Gross gains                               $    335   $    204   $    203
      Gross losses                                  (170)      (244)      (208)
   Equity securities
      Gross gains                                     87         99        134
      Gross losses                                   (86)      (171)      (134)
   Other                                               1         (3)        20
                                                --------   --------   --------
                                                     167       (115)        15
                                                --------   --------   --------
Provisions for losses:
   Fixed maturity securities                         (56)      (132)        (6)
   Equity securities                                 (62)       (84)        --
   Mortgage loans                                     40          7          7
                                                --------   --------   --------
                                                     (78)      (209)         1
                                                --------   --------   --------
Realized investment gains(losses), net          $     89   $   (324)  $     16
                                                ========   ========   ========

Proceeds from the sale of fixed maturity securities for the years ended December 31, 2003, 2002 and 2001 were $36.2 billion, $21.8 billion and $18.0 billion, respectively.

Accumulated Other Comprehensive Income
--------------------------------------
The components of accumulated other comprehensive income as of December 31, 2003 and 2002 are shown below (dollars in millions):

                                                  2003       2002
                                                --------   --------
Unrealized investment gains                     $  1,518   $  1,128
Deferred acquisition cost adjustment                (331)      (302)
Deferred income tax adjustment                        (3)        (6)
Minimum pension liability adjustment                 (18)       (15)
                                                --------   --------
   Total                                        $  1,166   $    805
                                                ========   ========

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Other Comprehensive Income
--------------------------
The components of other comprehensive income for the years ended December 31, 2003, 2002 and 2001 are as follow (dollars in millions):

                                                  2003       2002       2001
                                                --------   --------   --------
Unrealized investment gains and losses
 arising during the period on securities
 available for sale                             $    438   $    481   $    183
Unrealized investment gains on fixed maturity
 securities transferred from held-to-maturity
 to available-for-sale                                --         45         18
Reclassification adjustment for realized
 gains and losses included in net income             (48)       328         11
Change in deferred acquisition costs due
 to unrealized investment gains and losses           (29)      (236)       (75)
Change in deferred income taxes due
 to unrealized investment gains and losses             3         (3)        (1)
Minimum pension liability adjustment                  (3)       (15)        --
                                                --------   --------   --------
   Total other comprehensive income             $    361   $    600   $    136
                                                ========   ========   ========

On January 1, 2001 and 2002 Thrivent Financial transferred $871 million and $1,757 million, respectively, of its securities previously classified as 'held-to-maturity' to the available for sale category. The transfers were completed in conjunction with the January 1, 2001 adoption of SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" and the January 1, 2002 merger of LB with and into AAL, respectively. Following the transfer on January 1, 2002, Thrivent Financial had no remaining held-to-maturity securities.

Note 3. Deferred Acquisition Costs

The change in deferred acquisition costs for the years ended December 31, 2003, 2002 and 2001 were as follows (dollars in millions):

                                                  2003       2002       2001
                                                --------   --------   --------
Balance at beginning of year                    $  2,025   $  2,000   $  1,936
Capitalization of acquisition costs                  265        219        232
Acquisition costs amortized                         (151)      (194)      (168)
                                                --------   --------   --------
                                                   2,139      2,025      2,000
                                                --------   --------   --------
Adjustment for unrealized investment gains
 and losses                                         (331)      (302)       (66)
                                                --------   --------   --------
   Balance at end of year                       $  1,808   $  1,723   $  1,934
                                                ========   ========   ========

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 4. Property and Equipment

The components of property and equipment as of December 31, 2003 and 2002 are as follows (dollars in millions):

                                                  2003       2002
                                                --------   --------
Buildings                                       $    136   $    146
Furniture and equipment                              212        182
Other                                                 13         11
                                                --------   --------
                                                     361        339
                                                --------   --------
Accumulated depreciation                            (190)      (153)
                                                --------   --------
   Property and equipment, net                  $    171   $    186
                                                ========   ========

Depreciation expense for the years ended December 31, 2003 and 2002 was $45 million and $39 million, respectively.

Note 5. Notes Payable

Thrivent Financial has mortgage notes outstanding totaling $81 million and $89 million as of December 31, 2003 and 2002, respectively, secured by certain investments in real estate. Interest rates on these notes range from 5 percent to 10 percent. Notes maturing during 2004 total $32 million, with the remainder maturing between 2005 and 2013.

In addition, Thrivent Financial has an unsecured note payable totaling $2 million as of both December 31, 2003 and 2002. The interest rate on this note was 3.8 percent and the note matures in 2005.

Note 6. Employee Benefit Plans

Pension and Other Postretirement Benefits
-----------------------------------------
Thrivent Financial has a qualified noncontributory defined benefit retirement plan which provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a date of December 31 to measure its benefit plan disclosures.

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 6. Employee Benefit Plans, continued

The components of net periodic pension expense for Thrivent Financial's qualified retirement and other plans for the years ended December 31, 2003, 2002 and 2001 were as follows (dollars in millions):

                                    Retirement Plans          Other Plans
                                  2003    2002    2001    2003    2002    2001
                                 ----------------------  ----------------------
Service cost                     $   19  $   19  $   18  $    3  $    4  $    3
Interest cost                        36      34      32       5       5       5
Expected return on plan assets (43) (43) (41) -- -- -- Amortization of prior service
 cost                                (1)      1       1      (1)      1      --
Other                                --      (1)     (4)     --      --       1
                                 ----------------------  ----------------------
   Periodic cost                 $   11  $   10  $    6  $    7  $   10  $    9
                                 ======================  ======================

The plans' funding status and the amounts recognized in the consolidated financial statements as of December 31, 2003 and 2002 were as follows (dollars in millions):

                                             Retirement Plans     Other Plans
                                              2003     2002      2003     2002
                                             ----------------------------------
Change in benefit obligation:
   Benefit obligation at beginning of year   $  524   $   478   $   75   $   73
   Service cost                                  19        19        3        4
   Interest cost                                 36        35        5        5
   Plan participants' contributions              --         5       --       --
   Actuarial loss                                22        27       20       18
   Benefits paid                                (25)      (21)      (7)      (5)
   Amendments                                    --       (19)      --      (20)
                                             ----------------------------------
      Benefit obligation at end of year         576       524       96       75
                                             ----------------------------------
Change in plan assets:
   Fair value of plan assets at beginning
    of year                                     402       453       --       --
   Actual return on plan assets                  63       (35)      --       --
   Employer contribution                          5        --        7        4
   Plan participants' contributions              --         5       --        1
   Benefits paid                                (25)      (21)      (7)      (5)
                                             ----------------------------------
      Fair value of plan assets at end of
       year                                     445       402       --       --
                                             ----------------------------------
Funded status                                  (131)     (122)     (96)     (75)
Unrecognized net losses                         104       102       33       13
Unrecognized prior service cost                  (7)       (7)      (9)      (9)
                                             ----------------------------------
                                                (34)      (27)     (72)     (71)
                                             ----------------------------------
Additional minimum pension liability            (18)      (15)      --       --
                                             ----------------------------------
Accrued pension liability at end of year     $  (52)  $   (42)  $  (72)  $  (71)
                                             ----------------------------------
Accumulated benefit obligation               $  497   $   444   $   96   $   75
                                             ==================================

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 6. Employee Benefit Plans, continued

                                             Retirement Plans    Other Benefits
                                              2003     2002      2003     2002
                                             ----------------------------------
Weighted average assumptions as of
 end of year
   Discount rate                               6.25%      7.0%    6.25%     7.0%
   Expected return on plan assets              8.75%      9.0%     n/a      n/a
   Rate of compensation increase               3.75%      5.0%     n/a      n/a

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was nine percent in 2003 trending down to five percent in 2009. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage increase in the rate would increase the 2003 total service and interest cost by $1 million and the postretirement health care benefit obligation by $12 million. During December 2003, Congress passed legislation affecting prescription drug coverage. Thrivent Financial has not evaluated the expected reduction this legislation will have on its postretirement benefit plan obligation.

As of December 31, 2003 and 2002, the accumulated benefit obligation of Thrivent Financial's retirement plan exceeds the fair value of its plan assets. As a result, Thrivent Financial accrued a minimum pension liability totaling $18 million and $15 million at December 31, 2003 and 2002, respectively, with a corresponding reduction in accumulated other comprehensive income.

As of December 31, 2003 and 2002, $75 million and $148 million, respectively, of the pension assets of the defined benefit pension plan were invested in a deposit administration contract issued by Thrivent Financial.

The invested assets of Thrivent Financial's qualified defined benefit plan are allocated approximately 50 percent to equity securities with the remainder primarily to fixed maturity securities. The plan's investments are selected to achieve a total return that will fund the benefits earned under the plan. Thrivent Financial expects to contribute up to $40 million to its retirement and other benefit plans during 2004.

Defined Contribution Plans
--------------------------
Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits, which cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings and Thrivent Financial will match participant contributions up to six percent of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a non-contributory plan for field employees.

As of December 31, 2003 and 2002, $138 million and $157 million, respectively, of the pension assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

For the years ended December 31, 2003, 2002 and 2001, Thrivent Financial contributed $19 million, $17 million and $18 million, respectively to these plans.

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating the fair values for the following financial instruments. The results of these valuing methods are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These following fair values are for only certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Fixed Maturity Securities
-------------------------
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.

Equity Securities
-----------------
The fair values for investments in equity securities are based on quoted market prices.

Mortgage Loans
--------------
The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Contract Loans
--------------
The carrying amounts for these instruments approximate their fair value.

Short-term Investments
----------------------
The carrying amounts for these instruments approximate their fair values.

Cash and Cash Equivalents
-------------------------
The carrying amounts for these instruments approximate their fair values.

Separate Accounts
-----------------
The fair values for separate account assets are based on quoted market prices. The fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities
---------------------
The fair values for Thrivent Financial's liabilities under investment-type contracts, such as deferred annuities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

The carrying value and estimated fair value of Thrivent Financial's financial instruments are as follows (dollars in millions):

                                           2003                    2002
                                   ---------------------   ---------------------
                                   Carrying   Estimated    Carrying   Estimated
                                    Value     Fair Value    Value     Fair Value
                                   --------   ----------   --------   ----------
Financial Assets:
   Fixed maturity securities       $ 29,103   $   29,103   $ 26,793   $   26,793
   Equity securities                  1,316        1,316      1,379        1,379
   Mortgage loans                     5,817        6,149      5,812        6,507
   Short-term investments               991          991        667          667
   Cash and cash equivalents          1,751        1,751      1,753        1,753
   Contract loans                     1,256        1,256      1,272        1,272
   Separate account assets            9,203        9,203      7,354        7,354
Financial Liabilities:
   Deferred annuities                12,522       12,425     11,340       11,254
   Separate account liabilities       9,191        9,191      7,317        7,317
   Other                              1,665        1,665      1,441        1,437

Note 8. Commitments and Contingent Liabilities

Litigation
----------
Thrivent Financial is involved in various lawsuits, contractual matters, and other contingencies that have arisen from the normal course of business. Thrivent Financial believes adequate provision has been made for any potential losses which may result from these matters.

Also, Thrivent Financial has been named in civil litigation proceedings alleging inappropriate life insurance sales practices by Thrivent Financial. These matters are sometimes referred to as market conduct lawsuits. Thrivent Financial believes it has substantial defenses to these actions and intends to assert them in the courts where the action is filed. While the ultimate resolution of such litigation cannot be predicted with certainty at this time, in the opinion of management such matters will not have a material adverse effect on the financial position or results of operations of Thrivent Financial.

Financial Instruments
---------------------
Thrivent Financial is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate equity price, or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financials exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 8. Commitments and Contingent Liabilities, continued

Commitments to Extend Credit
Thrivent Financial has commitments to extend credit for mortgage loans and other lines of credit at market interest rates of $558 million and $169 million as of December 31, 2003 and 2002, respectively. Commitments to purchase other invested assets were $86 million and $310 million as of December 31, 2003 and 2002, respectively.

Financial Guarantees
Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions, as defined in the agreement, occur. This agreement is secured by the assets of the third party.

Leases
------
Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $9 million, $7 million and $11 million for the years ended December 31, 2003, 2002 and 2001, respectively. Future minimum aggregate rental commitments as of December 31, 2003 for operating leases were as follows: 2004 - $7 million; 2005 - $5 million; 2006 - $4 million; 2007 - $3 million and 2008 - $1 million.

Note 9. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities. Effective January 1, 2001, the National Association of Insurance Commissioner's (NAIC) adopted a revised Accounting Practices and Procedures Manual, which was adopted by the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different than GAAP accounting policies.

Fixed maturity securities
-------------------------
For statutory purposes, investments in fixed maturity securities are reported at amortized cost

Acquisition costs
-----------------
Costs incurred to acquire new business are charged to operations as incurred.

Contract liabilities
--------------------
Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Non-admitted assets
-------------------
Certain assets, primarily furniture, equipment and agents' debit balances, are charged directly to members' equity and excluded from the balance sheet.

Interest Maintenance Reserve
----------------------------
Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

                        Thrivent Financial for Lutherans
              Notes to Consolidated Financial Statements, continued

Note 9. Synopsis of Statutory Financial Results, continued

Asset Valuation Reserve
-----------------------
A reserve, charged directly to members' equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals
------------------------
Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Statement of Operations.

Consolidation
-------------
Subsidiaries are not consolidated into the statutory results, rather the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members' equity.

Summarized statutory-basis financial information as of December 31, 2003 and 2002 and for the years ended December 31, 2003, 2002 and 2001 for Thrivent Financial is as follows (dollars in millions):

                                                  2003       2002
                                                --------   --------
Admitted assets                                 $ 45,297   $ 41,203
                                                ========   ========
Liabilities                                       42,448     38,559
Surplus                                            2,849      2,644
                                                --------   --------
Total liabilities and surplus                   $ 45,297   $ 41,203
                                                ========   ========

                                                  2003       2002       2001
                                                --------   --------   --------
Gain from operations before net realized
 capital losses                                 $     85   $      1   $     39
Net realized capital losses                          (95)      (333)       (54)
                                                --------   --------   --------
   Net loss                                          (10)      (332)       (15)
Total other changes                                  215        (18)       (25)
                                                --------   --------   --------
Net change in unassigned surplus                $    205   $   (350)  $    (40)
                                                ========   ========   ========
Thrivent Financial is in compliance with the statutory surplus requirements of all states.

PART C: OTHER INFORMATION

Item 26. Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

(a)(i) Resolutions of Board of Directors of the Depositor authorizing the establishment of the AAL Variable Life Account I (1)

(a)(ii) Resolution of Board of Directors of the Depositor authorizing the name change of Registrant to Thrivent Variable Life Account I (3)

(b)       Custodian Agreements--Not applicable

(c)(i) Form of Principal Underwriting Agreement between the Depositor and Thrivent Investment Management Inc. ("Thrivent Investment Mgt.") (4)

(c)(ii) Form of Agreement between Thrivent Investment Mgt. and Registered Representative with respect to the sale of the Contracts (4)

(d)(i)    Form of Contract (1)

(d)(ii)   Available Contract Riders (1)

(e)       Contract Application Form (4)

(f) Articles of Incorporation of Depositor (as amended May 21, 2002) and Bylaws of depositor (as amended February 5, 2004) (6)

(g)       Reinsurance Contracts (5)

(h)(i) Participation Agreement between Depositor and Thrivent Series Fund, Inc. Dated December 15, 2003 (6)

(h)(ii) Amended & Restated Participation Agreement among Depositor, the Accounts, Savings plan, CMC and the Fund dated January 1, 2002 (2)

(i)       Administrative Contracts--Not applicable

(j)       Other Material Contracts - Not Applicable

(k)       Opinion and Consent of Counsel **

(l)       Actuarial Opinion **

(m)       Calculation **

(n)       Consent of Independent Auditors - Ernst & Young LLP **

(o)       Omitted Financial statements--Not applicable

(p)       Initial Capital Agreements--Not applicable

(q)       Redeemability Exemption (4)

(r)(i) Powers of Attorney for Richard E. Beumer, Dr. Addie J. Butler, John O. Gilbert, Gary J. Greenfield, Robert H. Hoffman, James M. Hushagen, Richard C. Kessler, Richard C. Lundell, John P. McDaniel, Paul W. Middeke, Bruce J. Nicholson, Paul D. Schrage, Dr. Kurt M. Senske, Dr. Albert K. Siu, Lawrence W. Stranghoener, Roger G. Wheeler, and Thomas
          R. Zehnder, and Randall L. Boushek (3)

(r)(ii)   Power of Attorney for Adrian M. Tocklin (5)

-----------------------------
**        Filed herewith.
(1) Incorporated by reference from initial registration statement on Form S-6 of Thrivent Variable Life Account I, Registration No. 333-31011, filed on July 10, 1997.
(2) Incorporated by reference from post-effective amendment No. 7 to the registration statement on Form S-6 of Thrivent Variable Life Account I, Registration No. 333-31011, filed on April 26, 2002.
(3) Incorporated by reference from post-effective amendment No.8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-31011, filed on August 29, 2002.
(4) Incorporated reference from post-effective amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-31011, filed on October 29, 2002.
(5) Incorporated by reference from initial registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-103454, filed on February 26, 2003.
(6) Incorporated by reference from post-effective amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-103454, filed on April 19, 2004.

Item 27.  Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of Depositor, are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal                 Positions and Offices
Business Address                   with Depositor
----------------                   --------------

John O. Gilbert                    Chairman of the Board

Bruce J. Nicholson                 Director, President & Chief Executive Officer

Richard E. Beumer                  Director
Jacobs Engineering Group, Inc.
13013 Wheatfield Farm Road
Town & Country, MO 63141

Name and Principal                                Positions and Offices
Business Address                                  with Depositor
----------------                                  --------------

Dr. Addie J. Butler                               Director
Community College of Philadelphia
Philadelphia, PA 19130

Gary J. Greenfield                                Director
668 N 77/th/ Street
Wauwatosa, WI 53213

Robert H. Hoffman                                 Director
Taylor Corporation
1725 Roe Crest Drive
P.O. Box 3728
North Mankato, MN 56002-3728

James M. Hushagen                                 Director
Eisenhower & Carlson
1201 Pacific Avenue, Suite 1200
Tacoma, WA 98402

Richard C. Kessler                                Director
The Kessler Enterprise
7380 Sand Lake Road, Suite 1200
Orlando, FL 32819

Richard C. Lundell                                Director
7341 Dogwood
Excelsior, MN  55331

John P. McDaniel                                  Director
MedStar Health
5565 Sterrett Place
Columbia, MD  21044

Paul W. Middeke                                   Director
The Lutheran Church - Missouri Synod
Worker Benefit Plans
1333 South Kirkwood Road
St. Louis, MO 63122

Name and Principal                                     Positions and Offices
Business Address                                       with Depositor
----------------                                       --------------
Paul D. Schrage                                        Director
42237 N. 112/th/ Place
Scottsdale, AZ  85262

Dr. Kurt M. Senske                                     Director
Lutheran Social Services
8305 Cross Park Drive
Austin, TX 78714

Dr. Albert K. Siu                                      Director
Gile@dLearning LLC
23 North Gate Road
Mendham, NJ 07945

Adrian M. Tocklin                                      Director
4961 Bacopa Lane South, #801
St. Petersburg, FL 33715

Roger G. Wheeler                                       Director
Proscan, Maintenance Services, Aircraft Electonics
8891 Airport Road
Minneapolis, MN 55449

Rev. Thomas R. Zehnder                                 Director
6308 Chiswick Park
Williamsburg, VA 23188-6368

Lawrence W. Stranghoener                               Executive Vice President and Chief Financial Officer

Jon M. Stellmacher                                     Executive Vice President, Financial Services Operations
4321 North Ballard Road
Appleton, WI  54919

Woodrow E. Eno, Esq.                                   Senior Vice President, General Counsel and Secretary

Bradford L. Hewitt                                     Senior Vice President, Fraternal Operations

Jennifer H. Martin                                     Senior Vice President, Corporate Administration

Pamela J. Moret                                        Executive Vice President, Marketing and Products

Frederick A. Ohlde                                     Senior Vice President
4321 North Ballard Road
Appleton, WI 54919

Name and Principal                  Positions and Offices
Business Address                    with Depositor
----------------                    --------------
Larry A. Robbins                    Senior Vice President and Chief Information Officer

James A. Thomsen                    Senior Vice President, Field Distribution

Randall L. Boushek                  Senior Vice President and Treasurer, Finance

Nikki L. Sorum                      Senior Vice President, Business Development

Russell W. Swansen                  Senior Vice President - Chief Investment Officer

John E. Hite                        Vice President, Associate General Counsel and Chief
                                    Compliance Officer

Item 28. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor, established by the Board of Directors of the Depositor (then Aid Association for Lutherans) in 1998, pursuant to the laws of the State of Wisconsin. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons. On January 1, 2002, Aid Association for Lutherans ("AAL") ( the original Depositor) and Lutheran Brotherhood ("LB") merged creating the largest fraternal benefit society in the United States. Now the merged organization is Thrivent Financial for Lutherans ("Thrivent Financial"). Thrivent Financial provides high quality insurance coverage, financial products, services, and fraternal benefits to help enhance the lives of its members.

The following shows the relationship of each wholly-owned direct and indirect subsidiary to Thrivent Financial. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities.


Parent Company                                      --------------------------------
                                                         Thrivent Financial for
                                                                Lutherans
                                                       (Wisconsin corp.; fraternal
                                                         benefit society offering
                                                          financial services and
                                                                 products)

Holding Company                                     --------------------------------
                                                          Thrivent Financial
                                                            Holdings, Inc.
                                                         (Delaware corp.; no
                                                              independent
                                                              operations)
Wholly-owned        --------------------------------------------------------------------------------------------
subsidiaries of            Thrivent Investment          Thrivent Financial Bank            North Meadows
Thrivent Financial           Management Inc.          (Federal charter; federally         Investment Ltd.
Holdings, Inc.       (Delaware corp.; broker-dealer         chartered bank)              (Wisconsin corp.;
                         and investment adviser)                                     organized for the purpose
                                                                                    of holding and investing in
                                                                                            real estate)
                    --------------------------------------------------------------------------------------------
                      Thrivent Service Organization,    Thrivent Life Insurance         Thrivent Property &
                                   Inc.                         Company                  Casualty Insurance
                     (Wisconsin corp.; organized for     (Minnesota corp.; life             Agency, Inc.
                        the purpose of owning bank         insurance company)       (Minnesota corp.; auto and
                            account withdrawal                                         homeowners insurance
                              authorizations)                                                 company)
                    --------------------------------------------------------------------------------------------
                           Field Agents' Brokerage     Thrivent Financial Investor         MCB Financial
                                   Company                    Services Inc.                Services, Inc.
                     (Minnesota corp.; licensed life      (Pennsylvania corp.;           (Minnesota corp.;
                       and health insurance agency)          transfer agent)          currently not engaged in
                                                                                        any form of business)
                    --------------------------------------------------------------------------------------------

Item 29.  Indemnification

Section 33 of Depositor's Bylaws, filed as an Exhibit to this Registration Statement, Section E, subsection (viii) of Article Seventh of the Fund's Articles of Incorporation and Article X of the Fund's Bylaws, and Section Eight of Thrivent Investment Management's Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Fund, and Thrivent Investment Management of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management, unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section 3 of the Investment Advisory Agreement between the Fund and Thrivent Investment Management contains a provision in which the Fund and Thrivent Investment Management mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Sections 14 of the Transfer Agency Agreement between the Fund and Thrivent Financial provide that each party shall indemnify the other for certain liability. Section 14 states that Thrivent Financial shall act in good faith and use best efforts within reasonable limits to ensure the accuracy of the services performed for the Fund, but assumes no responsibility for loss or damage due to errors. However, Thrivent Financial will hold the Fund harmless from all loss, cost damage and expense, including reasonable attorney's fees, incurred by the Fund as a result of Thrivent Financial's gross negligence, bad faith, or willful misfeasance or by reason of its reckless disregard of its obligations and duties under the Agreement, or that of its officers, agents and employees. The Fund shall indemnify and hold Thrivent Financial harmless for all loss, cost damage and expense resulting from the performance of its duties, unless due to the gross negligence, bad faith, willful misfeasance or reckless disregard of its obligations on the part of Thrivent Financial, its officers, employees and agents.

Section 8 of the Participation Agreement between Thrivent Financial, the Accounts and the Fund contains a provision in which the Fund and Thrivent Financial mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Participation Agreement between Thrivent Financial, the Thrivent Financial Savings Plan, Thrivent Investment Management and the Fund contains a provision in which the Fund and Thrivent Financial mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Principal Underwriting and Servicing Agreement between Thrivent Financial and Thrivent Investment Management contains a provision in which Thrivent Financial and Thrivent Investment Management mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund or Thrivent Investment Management of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund or Thrivent Investment Management will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.   Principal Underwriter

(a) Other activity. Thrivent Investment Management, the principal underwriter of the contracts, is also the distributor of The AAL Mutual Funds (a Massachusetts Business Trust offering Class A, Class B and Institutional Class shares) and The Lutheran Brotherhood Family of Funds (a Delaware Business Trust offering Class A, Class B and Institutional Class shares). The AAL

     Mutual Funds and The Lutheran Brotherhood Family of Funds are open-end management investment companies. Thrivent Investment Management is also a registered investment adviser for the aforementioned mutual funds.

(b) Management. The directors and principal officers of Thrivent Investment Management are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal                        Positions and Offices
Business Address                          with Underwriter
----------------                          ----------------
John O. Gilbert                           Chairman & Director

Bruce J. Nicholson                        President & Director

Lawrence W. Stranghoener                  Director and Senior Vice President

Jon M. Stellmacher                        Director and Senior Vice President
4321 North Ballard Road
Appleton, WI  54919

Woodrow E. Eno                            Director, Senior Vice President and Secretary

Pamela J. Moret                           Director and Senior Vice President

James A. Thomsen                          Director and Senior Vice President

Russell W. Swansen                        Senior Vice President and Chief Investment
                                          Officer

Randall L. Boushek                        Senior Vice President

James E. Nelson                           Vice President & Assistant Secretary

Katie S. Kloster                          Vice President and Chief Financial Officer

Thomas R. Mischka                         Vice President and Anti-Money Laundering
4321 North Ballard Road                   Officer
Appleton, WI  54919

John E. Hite                              Vice President and Chief Compliance Officer


(c)  Not Applicable.

Item 31.  Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415, 4321 North Ballard Road, Appleton, Wisconsin, 54919, and 222 West College Avenue, Appleton, Wisconsin, 54919.

Item 32.  Management Services

Not Applicable.

Item 33.  Fee Representation

Depositor represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on this 19th day of April, 2004.

                             By: Thrivent Variable Life Account I
                                 (Registrant)

                                 and

                                 Thrivent Financial for Lutherans
                                 (Depositor, on behalf of itself and Registrant)

             *                   President and Chief Executive Officer
---------------------------      (Principal Executive Officer)
Bruce J. Nicholson


     Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed below by the following persons in the capacities and on the dates indicated:

             *                   President and Chief Executive Officer
---------------------------      (Principal Executive Officer)
Bruce J. Nicholson

             *                   Executive Vice President and Chief
---------------------------      Financial Officer
Lawrence W. Stranghoener         (Principal Financial Officer)

             *                   Senior Vice President and Treasurer,
---------------------------      Finance
Randall L. Boushek               (Principal Accounting Officer)

All of the Board of Directors:

Richard E. Beumer           Richard C. Kessler         Dr. Kurt M. Senske
Dr. Addie J. Butler         Richard C. Lundell         Dr. Albert Siu
John O. Gilbert             John P. McDaniel           Adrian M. Tocklin
Gary J. Greenfield          Paul W. Middeke            Roger G. Wheeler
Robert H. Hoffman           Bruce J. Nicholson         Rev. Thomas R. Zehnder
James M. Hushagen           Paul D. Schrage

*Brett L. Agnew, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ Brett L. Agnew                                April 19, 2004
-------------------------
Brett L. Agnew
Attorney-in-Fact

                                INDEX TO EXHIBITS

The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 26 of Part C for exhibits not listed below.

Exhibit
Number         Name of Exhibit
------         ---------------
k              Opinion & Consent of Counsel
l              Actuarial Opinion
m              Calculation
n              Consent of Independent Auditors - Ernst & Young LLP